MESSAGE FROM THE CHAIRMAN

Table of Contents                                  Page
Message from the Chairman                             1
Manager's Discussion                                  4
Fund Reports
Franklin Alabama Tax-Free
Income Fund                                           8
Franklin Florida Tax-Free
Income Fund                                          12
Franklin Georgia Tax-Free
Income Fund                                          16
Franklin Kentucky Tax-Free
Income Fund                                          20
Franklin Louisiana Tax-Free
Income Fund                                          23
Franklin Maryland Tax-Free
Income Fund                                          27
Franklin Missouri Tax-Free
Income Fund                                          31
Franklin North Carolina Tax-Free
Income Fund                                          35
Franklin Texas Tax-Free
Income Fund                                          39
Franklin Virginia Tax-Free
Income Fund                                          43
Statement of Investments                             47
Financial Statements                                 93
Notes to Financial Statements                       101



                                                          October 16, 1995

Dear Shareholders:

It's a pleasure to bring you the semi-annual report of the Franklin Tax-Free Trust for the period ended August 31, 1995.

     To date, 1995 has been a welcome change from the economic uncertainty of 1994, with stock and bond markets enjoying strong performances. In February, the Dow Jones Industrial Average (R) broke the 4,000 mark for the first time, and finished the period above 4,600. As of August 31, 1995, the bond market, as measured by the Lehman Brothers Aggregate Bond Index, rose 7.44% to $103.78 from $96.59 on December 30, 1994.

Of more importance to Franklin Tax-Free Trust shareholders is the strength of the municipal bond market in 1995. Although a municipal bond price rally was sidetracked in early December by the municipal bankruptcy filing of Orange County, California, the municipal market has strengthened in 1995. Of course, there's no guarantee that this market will continue to rise.

At this time, we think yields from municipal securities are currently very attractive relative to yields available from U.S. Treasuries and other high-quality, taxable fixed-income securities. For instance, municipal bonds -- as represented by the Bond Buyer 40 -- demonstrated an average yield of 6.11% on August 31, 1995. For investors in the maximum federal income tax bracket of 39.6%, this tax-free yield equals a taxable yield of 10.12%, whereas the average 20-year U.S. Treasury bond offered a taxable yield of 6.65% on August 31, 1995.1

We maintain a very conservative approach in seeking to achieve each fund's objective. We strive to maximize shareholders' current tax-free income while attempting to minimize risk. Our strategy is simple: we purchase securities based on their income producing potential and avoid short-term trading in an effort to capture taxable capital gains. In addition, we also purchase bonds as close to par, or face value, as possible in the current marketplace. This strategy has a number of beneficial side effects, including fairly low portfolio turnover rates resulting in lower expenses. This approach also tends to help protect the funds from extreme price volatility. And while our investment strategy focuses on income rather than capital growth, we feel that the positive performance of the municipal bond market in 1995 has enabled the funds to report impressive total returns for the six-month reporting period.

There has been a tremendous amount of discussion in the press regarding tax reform issues, including a flat tax proposal, a consumption tax, a national sales tax, and a "Super" IRA. Each of these proposals pose underlying questions -- Will there be any allowed deductions? Will I lose the benefit of investing in tax-free municipal bonds? As you can imagine, a number of details need to be fully considered. While it is probably too early to draw any conclusions on how any of the proposed tax reform plans could impact the municipal bond market, we understand that this topic raises important concerns. Our interview with Tom Kenny, Director of Franklin's Municipal Bond Department, on page 4 should answer some of your questions.

As you know, investment markets experience volatility, which is a normal part of investing. That's why we've always encouraged our shareholders to focus on their long-term investment goals. History has shown that, over the long term, stocks and bonds have delivered impressive results.2 By concentrating on long-term investment goals, you need not be unduly concerned with short-term market fluctuations.

1. Source: Micropal.

You can also help minimize the effects of market fluctuations by diversifying your investments. Mutual funds offer a level of diversification that would be almost impossible for individual investors to achieve on their own. They also provide full-time, professional management, and Franklin's Municipal Bond Research Department is one of the largest in the industry.3 Our analysts frequently make site visits to obtain invaluable first-hand information about issuers and specific municipal projects. If you have questions, we would welcome a chance to answer them.

As always, we appreciate your trust and support, and look forward to serving you in the years to come.

Sincerely,



Charles B. Johnson
Chairman





2. Past performance cannot guarantee future results.

3. Source: Research and Ratings Review, Vol. II. Issue 8, November 14, 1994. Franklin's municipal research team ranks second out of 1,000 investment advisory firms, in terms of municipal bond analysts, in a survey by TMS Holdings, Inc.




Professional Management

We remain conservative in our management of the Trust's funds. As always, we purchase only investment-grade bonds for our funds; that is, bonds whose credit quality ratings at the time of purchase fell within Standard & Poor's or Moody's four highest categories, or were judged to be of equal quality by the funds' managers. In addition, we evaluate each issue on an individual basis, favoring highly rated "essential service" bonds. These securities tend to have a more reliable income stream generated from hospitals, utilities, and transportation projects, to name a few. As a result, these bonds tend to be less affected by budgetary and political changes, and are believed to be very attractive in a municipal cost-cutting environment. Please keep in mind, however, that the principal value of each fund's holdings, as well as the price of its shares, will fluctuate with market conditions.




MANAGER'S DISCUSSION

Tom Kenny, director of Franklin's Municipal Bond Department, discusses a number of current topics, including tax reform, interest rates, and his outlook for the municipal bond market.

Tom, there's been a lot of press lately on the possibility of tax reform -- in particular, a flat tax. What proposals are being considered?

There are three different flat tax proposals being discussed. And, these are in addition to a number of other tax reform proposals, such as a consumption tax, a national sales tax and a "Super" IRA. Basically, tax reform is a hot topic right now -- ever since President Clinton appeared on national TV in April after filling out his tax forms and said, "You know, a flat tax doesn't sound so bad."

With numerous tax reform proposals being considered, do you think that one of them is going to pass?

The support for tax reform seems to be waning in recent weeks as more details of some of these proposals are released. Ten out of ten tax payers will tell you that taxes are too high and the current system is too complicated. There is tremendous support for simplification. But when people realize that they would lose their mortgage deduction -- which could cause their home value to decline by 15 - 20% -- or that the wealthy would receive a large tax cut while the middle class would have to pay more taxes under a flat tax system, their opinion may change. So, I feel there is support for simplification but not necessarily for radical reform.

However, I think something will happen. There's such a movement behind change that it's not just going to disappear. With the election coming up, you're going to continue hearing about tax reform, you're going to read about it, you're going to see it on TV through next year and into 1997. But I don't think anything will actually happen until '97, at the earliest.

Has the possibility of tax reform affected the municipal bond market at all?

The possibility of major tax reform has depressed municipal bond prices relative to other fixed-income investments during the past few months; however, since we have experienced a strong bond market, it hasn't been that noticeable. The market has already somewhat priced the potential impact of tax reform, which makes municipal yields very attractive today.

Depending on the state you live in and your tax bracket, the after-tax equivalent yield available can be a very attractive 10%. Also, supply is down 25% in 1995 from 1994, and over 50% versus 1993. At the same time, we are experiencing a record amount of bonds that are being called or redeemed and for the second consecutive year, more bonds will be taken out of the muni market than issued.

What is that in dollar terms?

The market may see about $130 to $140 billion in new issuance this year, compared to $162 billion last year and $290 billion the year before. So new issuance is down dramatically.

Did rising interest rates have anything to do with that?

Sure, but there are other reasons as well. One, voters simply aren't approving as many bond issues today. Two, many governors that were elected last fall are trying to implement tax cuts; in effect, they're reducing budgets and there's just not a lot of debt capacity for increased debt service. And three, a big reason we saw such high issuance in 1993 was because lower interest rates resulted in an increase in refunding and pre-refunding issues -- just as many homeowners refinanced their mortgages in '93 to take advantage of lower rates. But because of tax code changes in 1986, issuers of municipal bonds can only refund or prerefund their bonds once. Those that could refund, did. As a result, the potential inventory of refundable bonds is much lower than a few years ago.

How will these factors affect prices of muni bonds?

It should be positive. The supply/demand fundamentals of the municipal market are, in my opinion, promising, and the market has already partially discounted the threat of tax reform. Over the long term, muni prices should improve on a relative basis. From a historical perspective, munis are cheap today. Investors can take advantage of this by dollar-cost averaging.

Another topic that's been a concern during the past year has been the bankruptcy of Orange County. What's been the long-term impact on the municipal bond market?

The biggest impact has been in investor perception. Historically, general obligation bonds (those that are backed by the full faith and credit of the issuer) have been perceived as the safest kind of municipal bond. But in a bankruptcy situation, like in Orange County, the investments that are most affected are general obligations. Revenue bonds, backed by dedicated revenue streams -- such as those from airport authority, solid waste authority, transportation and the like -- haven't really been impacted. Investors in general have re-thought how they look at revenue bonds and general obligation bonds.

We have also seen an increase in the use of bond insurance, especially in California. This year, the percentage of insured bonds for the entire market is approximately 44% of total issuance while in California, 52% of all issues obtained insurance.

Is that a big increase?

For the muni industry overall, it has increased from 37%; in California, it has increased from 32%. In my opinion, that's a big jump. As a result, insured bonds have become less expensive to purchase relative to uninsured bonds simply because of the increased supply. And we have taken advantage of that by buying more insured bonds this year.

What about interest rates? Have changes in interest rates affected your buying decisions?

No. We don't try to second guess the market in terms of where we think rates are headed, or alter our fundamental approach because of economic changes. Many portfolio managers attempt this in an effort to capture capital growth.

Our approach is very straight-forward. We seek safety and income. I don't think shareholders want the volatility you might generate by chasing capital growth. We don't want to be number one in total return one year, and number 100 the next. We use a consistent, conservative, "plain vanilla" approach. We manage our funds for tax-free income, and take a long-term approach. Over time, income will drive total return. For example, as measured by the Lehman Brothers 20-Year Municipal Bond Index, income has been responsible for over 99% of total return of municipal bonds over the last five years.1 So, by investing for income, you should generate good total return performance. We think our shareholders are better served by using this consistent approach. Investors in the tax-free funds want to maximize tax-free income.

1. Source: Lehman Brothers 20-Year Municipal Bond Index.

How much research do you do before you buy a bond?

It really depends on the quality and type of bond. Lower-rated and non-rated bonds will typically require more credit analysis than higher-rated bonds. Since we purchase over 95% of our portfolio holdings in the new issue market, we spend a lot of time up front performing site visits, addressing legal issues, and structuring the issue to meet our credit and portfolio requirements. We have 23 analysts who spend much of their time on new issues, but also monitoring these issues after purchase.

What are Franklin's total holdings in municipal bonds?

We currently have approximately $41 billion in municipal bonds in 42 tax-free funds. Franklin is the largest buyer of municipal bonds in the country.

Does that size give you any advantages?

Sure. We get the attention of issuers and underwriters and we try to capitalize on that by encouraging them to visit us in San Mateo to discuss their issue. This allows us to give our input on structuring a deal. They, of course, hope that we buy their deal.

When you say input, does that commit you to purchasing?

No. You can have input from a structuring standpoint, the actual bond structure, or you can have input from a pricing standpoint, in terms of coupons and maturities, and all of that input can go to the underwriter of the issue without any commitment on our part. But if they make those changes to meet our needs, then we're more likely to buy it than if they don't. So it can be to everyone's advantage. We end up with an issue that meets our needs in terms of credit, price, coupon and maturity, and the issuer ends up with a marketable product.

Where do you see the municipal bond market going through the end of the year, and through the first six months of 1996?

I'd say the muni market is going to remain stable. We're going to see more of the same, probably through the election. I think uncertainty surrounding tax reform is going to continue to hold down munis for a while longer. No matter what happens to the bond market, the economy or interest rates, we'll do what we've always done -- we'll do our homework, maximize tax-free income for our shareholders, and maintain a long-term investment horizon.

Thanks, Tom.

It's been my pleasure.




Kenny, Senior Vice President
Director, Franklin Municipal
Bond Department






FRANKLIN ALABAMA TAX-FREE INCOME FUND
Fund Objective:
Seeks to provide high current income exempt from regular federal and Alabama state personal income taxes through a diversified portfolio consisting primarily of Alabama municipal bonds.* While Alabama's economy continued to improve, its unemployment rate remained typically above the national average as of January 9, 1995.** The evident economic growth is partially due to a more diverse economic base, which includes a large concentration of manufacturing employment in paper, metals and textile production. Growth in the trade sector was also visible, along with the increase in auto-related manufacturing, due to Mercedes-Benz's selection of Alabama as the site for its new sport utility vehicle assembly plant.

Alabama's conservative financial practices have earned the state a AA rating from Standard & Poor's and an Aa rating from Moody's, two national rating agencies. The state's strong balanced budget acts allow spending only from monies on-hand in the treasury. In addition, Alabama's new municipal bond issuance is just over $553 million for the first half of 1995, down from $1.6 billion in 1994.** We believe Alabama's growing economic possibilities, coupled with its conservative budget policies and a pending educational reform plan, give the state a stable outlook.




GRAPHIC MATERIAL 1 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

++The ratings reflect Standard & Poor's or Moody's assessment of the overall credit quality of the fund's portfolio, based primarily on the fund's stated objectives and policies. Non-rated bonds were judged to be of comparable quality by the fund's managers. Ratings do not reflect the yield or market price of the fund's shares nor approval by Standard & Poor's. Ratings are subject to change.

   Franklin Alabama Tax-Free Income Fund Portfolio Breakdown on August 31, 1995 As a percentage of total net assets
                                               % of total
   Sector                                      net assets
   Utilities                                      34.0%
   Hospitals                                      18.4%
   Pre-refunded                                   12.4%
   General Obligation Bonds                       10.3%
   Industrial                                      8.1%
   Housing                                         7.7%
   Education                                       3.5%
   Other Revenue                                   2.8%
   Transportation                                  1.9%
   Certificates of Participation                   0.9%

For a complete list of portfolio holdings, please see page 47 of this report.

*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

**Source: Moody's Municipal Credit Report, 1/9/95.


Performance Summary
Class I Shares

The Franklin Alabama Tax-Free Income Fund's Class I share price, as measured by net asset value, increased to $11.52 on August 31, 1995, from $11.31 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 32.4 cents ($0.324) per share.a Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.39%, based on an annualization of the current monthly dividend of 5.4 cents ($0.054) per share and the maximum offering price of $12.03 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Alabama state personal income tax bracket of 42.6%, you would have to earn 9.39% from a taxable investment to match your fund's tax-free distribution rate.



GRAPHIC MATERIAL 2 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

aAssumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.


Class II Shares

The Franklin Alabama Tax-Free Income Fund's Class II share price, as measured by net asset value, increased to $11.54 on August 31, 1995, from $11.36 on its May 1, 1995, inception date.

The fund continued to meet its investment objective of providing high current income to shareholders. For the abbreviated four-month period ended August 31, 1995, your fund paid monthly income distributions totaling 18.0 cents ($0.180) per share.a Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 4.94%, based on an annualization of the current monthly dividend of 4.8 cents ($0.048) per share and the maximum offering price of $11.66 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Alabama state personal income tax bracket of 42.6%, you would have to earn 8.61% from a taxable investment to match your fund's tax-free distribution rate.



GRAPHIC MATERIAL 3 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


aAssumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.




Franklin Alabama Tax-Free Income Fund

Periods ended August 31, 1995

                                                                                                     Since          Since
                                                                                                    Inception      Inception
                                                                          1-Year       5-Year      (09/01/87)     (05/01/95)

Cumulative Total Return1
 Class I Shares                                                            7.24%       46.69%        88.03%           --
 Class II Shares                                                                                                     3.31%

Average Annual Total Return2
 Class I Shares                                                            2.64%        7.45%         7.62%           --

      Distribution Rate3                                            Taxable Equivalent Distribution Rate4
       Class I Shares                              5.39%             Class I Shares                             9.39%
       Class II Shares                             4.94%             Class II Shares                            8.61%

      30-Day Standardized Yield5                                    Taxable Equivalent Yield4
       Class I Shares                              5.03%             Class I Shares                             8.76%
       Class II Shares                             4.67%             Class II Shares                            8.14%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment.
See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge for Class I shares. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.4 cents per share monthly dividend and the maximum offering price of $12.03 on August 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 4.8 cents per share monthly dividend and the maximum offering price of $11.66 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum combined federal and Alabama state income tax bracket of 42.6%, based on the 39.6% federal income tax rate.

5. Yield, calculated as required by the SEC, is based on the earnings of fund's portfolio during the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

Past expense reductions by the fund's manager increased the fund's Class I total returns.



FRANKLIN FLORIDA TAX-FREE INCOME FUND
Fund Objective:
Seeks to provide high current income exempt from regular federal income taxes through a diversified portfolio consisting primarily of Florida municipal bonds.* In addition, the fund's shares are free from Florida's annual intangibles tax.

Florida remains one of the fastest growing states in the country, and its economic and employment situation have been positively affected. The state's economic recovery has been among the healthiest in the region, with employment growth throughout 1994 ending at a strong 5.8%. The state's unemployment rate was 6.5% during 1994, down from the recessionary peak of 8.2% in 1992.**

Florida's population increase, ranked ninth in national population growth between 1989 and 1994, has also impacted the state on a financial level. The state's higher new municipal bond issuance of $4.8 billion during the first half of 1995, compared with a total issuance of $7.7 billion in 1994, is in part due to its rapid growth.** Debt issuance is above average as it continues to meet the demands of school construction, correctional facilities, highways and environmental protection. Additional borrowing to support economic growth is expected, and strong retail interest for Florida bonds has helped support their prices. The state's well-managed financial program and steady economic performance have contributed to a AA rating from Standard & Poor's, a national rating agency. We believe the outlook for Florida's financial future is stable, as growth continues.



GRAPHIC MATERIAL 4 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

++The ratings reflect Standard & Poor's or Moody's assessment of the overall credit quality of the fund's portfolio, based primarily on the fund's stated objectives and policies. Non-rated bonds were judged to be of comparable quality by the fund's managers. Ratings do not reflect the yield or market price of the fund's shares nor approval by Standard & Poor's. Ratings are subject to change.

   Franklin Florida Tax-Free Income Fund Portfolio Breakdown on August 31, 1995 As a percentage of total net assets
                                               % of total
   Sector                                      net assets
   Utilities                                        22.3%
   Pre-refunded                                     17.7%
   Hospitals                                        11.8%
   Transportation                                   11.5%
   Housing                                           9.2%
   Special Assessment                                8.1%
   Certificates of Participation                     4.9%
   Other Revenue                                     3.9%
   Miscellaneous                                     3.8%
   Education                                         2.5%
   General Obligation Bonds                          2.4%
   Health Care                                       0.8%
   Industrial                                        0.6%
   Sales Tax                                         0.5%

For a complete list of portfolio holdings, please see page 51 of this report.



*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
**Source: Standard & Poor's Creditweek Municipal, 5/22/95.


Performance Summary

Class I Shares

The Franklin Florida Tax-Free Income Fund's Class I share price, as measured by net asset value, increased to $11.55 on August 31, 1995, from $11.35 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 34.2 cents ($0.342) per share.a Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.67%, based on an annualization of the current monthly dividend of 5.7 cents ($0.057) per share and the maximum offering price of $12.06 on August 31, 1995. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum federal income tax bracket of 39.6%, you would have to earn 9.39% from a taxable investment to match your fund's tax-free distribution rate.

Please see the table on page 15 for more information regarding the fund's performance.

GRAPHIC MATERIAL 5 OMMITTED - SEE APPENDIX AT END OF DOCUMENT




aAssumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.







Class II Shares

The Franklin Florida Tax-Free Income Fund's Class II share price, as measured by net asset value, increased to $11.61 on August 31, 1995, from $11.37 on its May 1, 1995, inception date.

The fund continued to meet its investment objective of providing high current income to shareholders. For the abbreviated four-month period ended August 31, 1995, your fund paid monthly income distributions totaling 19.1 cents ($0.191) per share.a Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.22%, based on an annualization of the current monthly dividend of 5.1 cents ($0.051) per share and the maximum offering price of $11.73 on August 31, 1995. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum federal income tax bracket of 39.6%, you would have to earn 8.64% from a taxable investment to match your fund's tax-free distribution rate.

Please see the table on page 15 for more information regarding the fund's performance.



GRAPHIC MATERIAL 6 OMMITTED - SEE APPENDIX AT END OF DOCUMENT






aAssumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.




Franklin Florida Tax-Free Income Fund


Periods ended August 31, 1995
                                                                                                     Since          Since
                                                                                                    Inception      Inception
                                                                          1-Year       5-Year      (09/01/87)     (05/01/95)
Cumulative Total Return1
 Class I Shares                                                            7.91%       52.30%        94.23%           --
 Class II Shares                                                                                                     3.95%

Average Annual Total Return2
 Class I Shares                                                            3.36%        7.84%         8.05%           --

      Distribution Rate3                                            Taxable Equivalent Distribution Rate4
       Class I Shares                              5.67%             Class I Shares                             9.39%
       Class II Shares                             5.22%             Class II Shares                            8.64%

      30-Day Standardized Yield5                                    Taxable Equivalent Yield4
       Class I Shares                              5.06%             Class I Shares                             8.38%
       Class II Shares                             4.68%             Class II Shares                            7.75%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment.
See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge for Class I shares. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.7 cents per share monthly dividend and the maximum offering price of $12.06 on August 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 5.1 cents per share monthly dividend and the maximum offering price of $11.73 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum combined federal income tax bracket of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

Past expense reductions by the fund's manager increased the fund's Class I total returns.






FRANKLIN GEORGIA TAX-FREE INCOME FUND
Fund Objective:
Seeks to provide high current income exempt from regular federal and Georgia state personal income taxes through a diversified portfolio consisting primarily of Georgia municipal bonds.*

Georgia ranks among the top five states in the nation regarding employment and total population growth. The state's stable and broad-based trade, service and transportation-oriented economy helped push its unemployment rate down to 4.3% as of April 1995, well below the national average of 5.6%.** While Georgia was affected by the recession in the early part of the decade, it has grown rapidly for the past two years, recording steady gains in employment and personal income per capita relative to the national figures.

Georgia's steady growth, history of satisfactory finances and its moderate debt level have earned it Moody's highest credit rating of Aaa. The state's strong economic performance, driven by rapid population growth, has helped economically sensitive state taxes to outperform budgeted expectations. New municipal bond issuance was just over $1.3 billion in the first half of 1995, down from $4.7 billion in 1994.** Looking forward, we believe the 1996 Olympic Games will serve to further boost Georgia's economic growth.



GRAPHIC MATERIAL 7 OMMITTED - SEE APPENDIX AT END OF DOCUMENT




++The ratings reflect Standard & Poor's or Moody's assessment of the overall credit quality of the fund's portfolio, based primarily on the fund's stated objectives and policies. Non-rated bonds were judged to be of comparable quality by the fund's managers. Ratings do not reflect the yield or market price of the fund's shares nor approval by Standard & Poor's. Ratings are subject to change.




 Franklin Georgia Tax-Free Income Fund Portfolio Breakdown on August 31, 1995
   As a percentage of total net assets
                                               % of total
   Sector                                      net assets
   Utilities                                     26.7%
   Pre-refunded                                  16.9%
   Housing                                       10.9%
   Hospitals                                      9.1%
   Industrial                                     7.3%
   Transportation                                 6.8%
   Sales Tax                                      5.6%
   Other Revenue                                  4.7%
   Certificates of Participation                  4.1%
   Education                                      3.8%
   General Obligation Bonds                       3.2%
   Health Care                                    0.9%

For a complete list of portfolio holdings, please see page 60 of this report.


*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
**Source: Moody's Municipal Credit Report, 6/15/95.





Performance Summary
Class I Shares

The Franklin Georgia Tax-Free Income Fund's Class I share price, as measured by net asset value, increased to $11.74 on August 31, 1995, from $11.54 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 33.0 cents ($0.33) per share.a Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.38%, based on an annualization of the current monthly dividend of 5.5 cents ($0.055) per share and the maximum offering price of $12.26 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Georgia state personal income tax bracket of 43.2%, you would have to earn 9.47% from a taxable investment to match your fund's tax-free distribution rate.



GRAPHIC MATERIAL 8 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Please see the table on page 19 for more information regarding the fund's performance.


aAssumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.


Class II Shares

The Franklin Georgia Tax-Free Income Fund's Class II share price, as measured by net asset value, increased to $11.77 on August 31, 1995, from $11.57 on its May 1, 1995, inception date.

The fund continued to meet its investment objective of providing high current income to shareholders. For the abbreviated four-month period ended August 31, 1995, your fund paid monthly income distributions totaling 18.2 cents ($0.182) per share.a Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 4.95%, based on an annualization of the current monthly dividend of 4.9 cents ($0.049) per share and the maximum offering price of $11.89 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Georgia state personal income tax bracket of 43.2%, you would have to earn 8.71% from a taxable investment to match your fund's tax-free distribution rate.


GRAPHIC MATERIAL 9 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Please see the table on page 19 for more information regarding the fund's performance.



aAssumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.



Franklin Georgia Tax-Free Income Fund

Periods ended August 31, 1995
                                                                                                     Since          Since
                                                                                                    Inception      Inception
                                                                          1-Year       5-Year      (09/01/87)     (05/01/95)

Cumulative Total Return1
 Class I Shares                                                            7.39%       49.20%        89.93%           --
 Class II Shares                                                                                                     3.46%

Average Annual Total Return2
 Class I Shares                                                            2.86%        7.40%         7.75%           --

      Distribution Rate3                                            Taxable Equivalent Distribution Rate4
       Class I Shares                              5.38%             Class I Shares                             9.47%
       Class II Shares                             4.95%             Class II Shares                            8.71%

      30-Day Standardized Yield5                                    Taxable Equivalent Yield4
       Class I Shares                              4.77%             Class I Shares                             8.40%
       Class II Shares                             4.43%             Class II Shares                            7.80%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment.
See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge for Class I shares. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.5 cents per share monthly dividend and the maximum offering price of $12.26 on August 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 4.9 cents per share monthly dividend and the maximum offering price of $11.89 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum combined federal and Georgia state income tax bracket of 43.2%, based on the 39.6% federal income tax rate.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

Past expense reductions by the fund's manager increased the fund's Class I total returns.


FRANKLIN KENTUCKY TAX-FREE INCOME FUND
Fund Objective:
Seeks to provide high current income exempt from regular federal and Kentucky state personal income taxes through a diversified portfolio consisting primarily of Kentucky municipal bonds.*

Kentucky's supply of municipal bonds declined 12.0% to $760 million in the first half of 1995.** Supply for the remainder of the year is expected to be low, which should continue to support Kentucky's attractive municipal bond prices. Growth in the state has increased as its economy has been restructured into a more modern manufacturing and service-oriented base from the heavy manufacturing, tobacco, coal and horse industries.

We believe the outlook for the Kentucky's economy is stable. Its low cost of living and doing business, coupled with its aggressive recruitment and business incentive programs, have made a number of corporate expansions and relocations over the past decade possible. Toyota Manufacturing USA, for example, made a heavily publicized decision to locate in a small Kentucky town in the state's "Golden Triangle" region. Kentucky has improved its financial management practices significantly over the past two years. The state earned a AA rating from Standard & Poor's, a national rating agency, due to its growing economic base, its modest but improving financial position and a manageable debt load.




GRAPHIC MATERIAL 10 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

++The ratings reflect Standard & Poor's or Moody's assessment of the overall credit quality of the fund's portfolio, based primarily on the fund's stated objectives and policies. Non-rated bonds were judged to be of comparable quality by the fund's managers. Ratings do not reflect the yield or market price of the fund's shares nor approval by Standard & Poor's. Ratings are subject to change.

   Franklin Kentucky Tax-Free Income Fund Portfolio Breakdown on August 31, 1995 As a percentage of total net assets
                                               % of total
   Sector                                      net assets

   Utilities                                    23.5%
   Other Revenue                                16.1%
   Hospitals                                    14.7%
   Housing                                      12.0%
   Education                                     8.8%
   Industrial                                    8.6%
   Transportation                                6.3%
   General Obligations                           4.7%
   Certificates of Participation                 4.3%
   Pre-refunded                                  1.0%

For a complete list of portfolio holdings, please see page 64 of this report.


*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
**Source: Standard & Poor's Creditweek Municipal, 7/17/95.





Performance Summary
The Franklin Kentucky Tax-Free Income Fund's share price, as measured by net asset value, increased to $10.79 on August 31, 1995, from $10.54 on Feb- ruary 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 30.6 cents ($0.306) per share.a Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.43%, based on an annualization of the current monthly dividend of 5.1 cents ($0.051) per share and the maximum offering price of $11.27 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Kentucky state personal income tax bracket of 43.2%, you would have to earn 9.56% from a taxable investment to match your fund's tax-free distribution rate.




GRAPHIC MATERIAL 11 OMMITTED - SEE APPENDIX AT END OF DOCUMENT



aAssumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.






Franklin Kentucky Tax-Free Income Fund
Period ended August 31, 1995

                                                                                                   Since
                                                                                                 Inception
                                                                                     1-Year     (10/12/91)

                  Cumulative Total Return1                                            7.97%       33.08%
                  Average Annual Total Return2                                        3.39%        6.44%

                  Distribution Rate3                                        5.43%

                  Taxable Equivalent Distribution Rate4                     9.56%

                  30-Day Standardized Yield5                                5.36%

                  Taxable Equivalent Yield4                                 9.44%



1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge stated in the prospectus. See note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge. See note below.

3. Based on an annualization of the fund's current 5.1 cents per share monthly dividend and the maximum offering price of $11.27 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum combined federal and Kentucky state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund implemented a plan of distribution under Rule 12b-1 and eliminated the sale charge on reinvested dividends, which will affect future performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The manager of the fund has agreed to waive a portion of management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. If the manager had not taken this action, the fund's distribution rate would have been lower, and yield for the period would have been 4.92%. The fee waiver may be discontinued at any time upon notification of the fund's Board of Trustees.


FRANKLIN LOUISIANA TAX-FREE INCOME FUND
Fund Objective:
Seeks to provide high current income exempt from regular federal and Louisiana state personal income taxes through a diversified portfolio consisting primarily of Louisiana municipal bonds.* While Louisiana's recovery has been slow as the state attempts to diversify its energy-oriented economy, tourism and legal gaming activity are expected to boost its sluggish economy. Louisiana's financial condition was severely affected during the 1980s by the depressed energy sector, and has since struggled to recover from the precipitous decline in energy-related revenues. During the past year, however, employment growth accelerated and outperformed the nation, particularly in the service, manufacturing, lumber and paper industries.

Recent financial performance has improved as a result of stronger revenue performance. Louisiana's debt ratios were well above-average, but have recently declined as a result of reduced borrowing and a high retirement rate of deficit-funding bonds issued in 1988. This decline resulted in the state receiving a Baa1 rating from Moody's, a national rating agency. Borrowing levels are expected to further decline as a consequence of several 1993 constitutional reforms aimed at limiting and reducing Louisiana's debt.


GRAPHIC MATERIAL 12 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


The ratings reflect Standard & Poor's or Moody's assessment of the overall credit quality of the fund's portfolio, based primarily on the fund's stated objectives and policies. Non-rated bonds were judged to be of comparable quality by the fund's managers. Ratings do not reflect the yield or market price of the fund's shares nor approval by Standard & Poor's. Ratings are subject to change.

   Portfolio Breakdown on August 31, 1995
   As a percentage of total net assets
                                               % of total
   Sector                                      net assets
   Utilities                                     27.5%
   Pre-refunded                                  15.8%
   Housing                                       15.3%
   Hospitals                                     13.1%
   Other Revenue                                 11.6%
   Industrial                                     7.3%
   General Obligation Bonds                       3.4%
   Sales Tax Bonds                                2.5%
   Certificates of Participation                  1.7%
   Transportation                                 1.3%
   Education                                      0.5%


For a complete list of portfolio holdings, please see page 67 of this report.


*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.





Performance Summary
Class I Shares

The Franklin Louisiana Tax-Free Income Fund's Class I share price, as measured by net asset value, increased to $11.16 on August 31, 1995, from $11.03 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 32.4 cents ($0.324) per share.a Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.56%, based on an annualization of the current monthly dividend of 5.4 cents ($0.054) per share and the maximum offering price of $11.66 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Louisiana state personal income tax bracket of 43.2%, you would have to earn 9.79% from a taxable investment to match your fund's tax-free distribution rate.




GRAPHIC MATERIAL 13 OMMITTED - SEE APPENDIX AT END OF DOCUMENT



Please see the table on page 26 for more information regarding the fund's performance.





aAssumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.



Class II Shares

The Franklin Louisiana Tax-Free Income Fund's Class II share price, as measured by net asset value, increased to $11.20 on August 31, 1995, from $11.01 on its May 1, 1995 inception date.

The fund continued to meet its investment objective of providing high current income to shareholders. For the abbreviated four-month period ended August 31, 1995, your fund paid monthly income distributions totaling 18.0 cents ($0.180) per share.a Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.09%, based on an annualization of the current monthly dividend of 4.8 cents ($0.048) per share and the maximum offering price of $11.31 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Louisiana state personal income tax bracket of 43.2%, you would have to earn 8.96% from a taxable investment to match your fund's tax-free distribution rate.




GRAPHIC MATERIAL 14 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Please see the table on page 26 for more information regarding the fund's performance.





aAssumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.



Franklin Louisiana Tax-Free Income Fund

Periods ended August 31, 1995
                                                                                                     Since          Since
                                                                                                    Inception      Inception
                                                                          1-Year       5-Year      (09/01/87)     (05/01/95)

Cumulative Total Return1
 Class I Shares                                                            6.65%       47.31%        86.72%           --
 Class II Shares                                                                                                     3.51%

Average Annual Total Return2
 Class I Shares                                                            2.14%        7.12%         7.52%           --

      Distribution Rate3                                            Taxable Equivalent Distribution Rate4
       Class I Shares                              5.56%             Class I Shares                             9.79%
       Class II Shares                             5.09%             Class II Shares                            8.96%

      30-Day Standardized Yield5                                    Taxable Equivalent Yield4
       Class I Shares                              5.14%             Class I Shares                             9.05%
       Class II Shares                             4.97%             Class II Shares                            8.75%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment.
See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge for Class I shares. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.4 cents per share monthly dividend and the maximum offering price of $11.66 on August 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 4.8 cents per share monthly dividend and the maximum offering price of $11.31 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum combined federal and Louisiana state income tax bracket of 43.2%, based on the 39.6% federal income tax rate.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's Class I total returns.


FRANKLIN MARYLAND TAX-FREE INCOME FUND
Fund Objective:
Seeks to provide high current income exempt from regular federal and Maryland state personal income taxes through a portfolio consisting primarily of Maryland municipal bonds.* Maryland remains one of the most affluent states, with its personal income level ranking fifth in the nation. The state's diverse economic structure and base of federal government employment contribute to its economic stability and resilience. Although Maryland's rate of growth has lagged behind national averages, its 1994 unemployment rate, at 5.4%, remained below the national rate of 6.1%.** Maryland's strong and diverse economic base, led by the service sector, helped to earn the state an AAA rating from Standard & Poor's and an Aaa rating from Moody's, two national rating agencies. Other factors leading to these superior ratings were Maryland's high wealth and income levels, sound financial performance, strong financial position and a manageable direct debt burden.



GRAPHIC MATERIAL 15 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

++The ratings reflect Standard & Poor's or Moody's assessment of the overall credit quality of the fund's portfolio, based primarily on the fund's stated objectives and policies. Non-rated bonds were judged to be of comparable quality by the fund's managers. Ratings do not reflect the yield or market price of the fund's shares nor approval by Standard & Poor's. Ratings are subject to change.

   Franklin Maryland Tax-Free Income Fund Portfolio Breakdown on August 31, 1995 As a percentage of total net assets
                                               % of total
   Sector                                      net assets
   Housing                                      24.8%
   Pre-refunded                                 20.9%
   Utilities                                    18.1%
   Other Revenue                                13.7%
   Hospitals                                     7.5%
   Certificates of Participation                 4.9%
   Transportation                                4.5%
   General Obligation Bonds                      4.2%
   Education                                     1.4%



For a complete list of portfolio holdings, please see page 71 of this report.

The state's new bond issuance for the first half of 1995 was just over $1.2 billion, down from a total of $3.4 billion in 1994. We believe the fiscal 1995 budget continues a trend of restrained spending in line with prudent revenue investments, giving the state a stable outlook.


*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

**Source: Standard & Poor's Creditweek Municipal, 3/6/95.

+Source: Moody's Municipal Credit Report, State of Maryland, 3/3/95.



Performance Summary
Class I Shares

The Franklin Maryland Tax-Free Income Fund's Class I share price, as measured by net asset value, increased to $11.21 on August 31, 1995, from $10.92 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 31.2 cents ($0.312) per share.a Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.33%, based on an annualization of the current monthly dividend of 5.2 cents ($0.052) per share and the maximum offering price of $11.71 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Maryland state personal income tax bracket of 45.4%, you would have to earn 9.76% from a taxable investment to match your fund's tax-free distribution rate.




GRAPHIC MATERIAL 16 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Please see the table on page 30 for more information regarding the fund's performance.



aAssumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.


Class II Shares

The Franklin Maryland Tax-Free Income Fund's Class II share price, as measured by net asset value, increased to $11.24 on August 31, 1995, from $10.93 on its May 1, 1995, inception date.

The fund continued to meet its investment objective of providing high current income to shareholders. For the abbreviated four-month period ended August 31, 1995, your fund paid monthly income distributions totaling 17.2 cents ($0.172) per share.a Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 4.86%, based on an annualization of the current monthly dividend of 4.6 cents ($0.046) per share and the maximum offering price of $11.35 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Maryland state personal income tax bracket of 45.4%, you would have to earn 8.90% from a taxable investment to match your fund's tax-free distribution rate.



GRAPHIC MATERIAL 17 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Please see the table on page 30 for more information regarding the fund's performance.



aAssumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.


Franklin Maryland Tax-Free Income Fund

Periods ended August 31, 1995
                                                                                                     Since          Since
                                                                                                    Inception      Inception
                                                                          1-Year       5-Year      (10/03/88)     (05/01/95)

Cumulative Total Return1
 Class I Shares                                                            8.83%       50.73%        69.03%
 Class II Shares                                                                                                     4.56%

Average Annual Total Return2
 Class I Shares                                                            4.24%        7.61%         7.22%

      Distribution Rate3                                            Taxable Equivalent Distribution Rate4
       Class I Shares                              5.33%             Class I Shares                             9.76%
       Class II Shares                             4.86%             Class II Shares                            8.90%

      30-Day Standardized Yield5                                    Taxable Equivalent Yield4
       Class I Shares                              4.86%             Class I Shares                             8.90%
       Class II Shares                             4.49%             Class II Shares                            8.22%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment.
See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge for Class I shares. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.2 cents per share monthly dividend and the maximum offering price of $11.71 on August 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 4.6 cents per share monthly dividend and the maximum offering price of $11.35 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum combined federal and Maryland state income tax bracket of 45.4%, based on the 39.6% federal income tax rate.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

Past expense reductions by the fund's manager increased the fund's Class I total returns.


FRANKLIN MISSOURI TAX-FREE INCOME FUND
Fund Objective:
Seeks to provide high current income exempt from regular federal and Missouri state personal income taxes through a portfolio consisting primarily of Missouri municipal bonds.* Missouri's economy remains diverse, with modest growth in the service, trade and distribution sectors. The state is one of eight in the nation to boast an AAA credit rating from Standard & Poor's, a national rating agency. This superior rating is based on Missouri's improved financial position, diversified economic base and reluctance toward borrowing.

Looking forward, the state's broadened riverboat gaming laws are expected to boost the employment base and tourism industry. The city of St. Louis, in particular, is targeting the convention and tourist industry by expanding and improving its convention center, hotels and transportation. We expect the state's continued growth to remain stable.




GRAPHIC MATERIAL 18 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

The ratings reflect Standard & Poor's or Moody's assessment of the overall credit quality of the fund's portfolio, based primarily on the fund's stated objectives and policies. Non-rated bonds were judged to be of comparable quality by the fund's managers. Ratings do not reflect the yield or market price of the fund's shares nor approval by Standard & Poor's. Ratings are subject to change.


   Franklin Missouri Tax-Free Income Fund Portfolio Breakdown on August 31, 1995 As a percentage of total net assets
                                               % of total
   Sector                                      net assets
   Certificates of Participation                22.2%
   Utilities                                    20.3%
   Pre-refunded                                 18.3%
   Hospitals                                    11.1%
   Housing                                       8.4%
   Health Care                                   4.7%
   Other Revenue                                 4.6%
   Transportation                                3.6%
   Education                                     2.4%
   Industrial                                    2.0%
   Tax Allocation Bonds                          1.6%
   General Obligation Bonds                      0.8%



For a complete list of portfolio holdings, please see page 74 of this report.

*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


Performance Summary

Class I Shares

The Franklin Missouri Tax-Free Income Fund's Class I share price, as measured by net asset value, increased to $11.68 on August 31, 1995, from $11.44 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 31.8 cents ($0.318) per share.a Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.21%, based on an annualization of the current monthly dividend of 5.3 cents ($0.053) per share and the maximum offering price of $12.20 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Missouri state personal income tax bracket of 43.2%, you would have to earn 9.17% from a taxable investment to match your fund's tax-free distribution rate.




GRAPHIC MATERIAL 19 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Please see the table on page 34 for more information regarding the fund's performance.





aAssumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.





Class II Shares

The Franklin Missouri Tax-Free Income Fund's Class II share price, as measured by net asset value, increased to $11.70 on August 31, 1995, from $11.47 on its May 1, 1995 inception date.

The fund continued to meet its investment objective of providing high current income to shareholders. For the abbreviated four-month period ended August 31, 1995, your fund paid monthly income distributions totaling 17.6 cents ($0.176) per share.a Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 4.77%, based on an annualization of the current monthly dividend of 4.7 cents ($0.047) per share and the maximum offering price of $11.82 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Missouri state personal income tax bracket of 43.2%, you would have to earn 8.40% from a taxable investment to match your fund's tax-free distribution rate.



GRAPHIC MATERIAL 20 OMMITTED - SEE APPENDIX AT END OF DOCUMENT



Please see the table on page 34 for more information regarding the fund's performance.




aAssumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.




Franklin Missouri Tax-Free Income Fund

Periods ended August 31, 1995
                                                                                                     Since          Since
                                                                                                    Inception      Inception
                                                                          1-Year       5-Year      (09/01/87)     (05/01/95)

Cumulative Total Return1
 Class I Shares                                                            7.61%       50.62%        89.28%           --
 Class II Shares                                                                                                     3.68%

Average Annual Total Return2
 Class I Shares                                                            3.03%        7.59%         7.71%           --

      Distribution Rate3                                            Taxable Equivalent Distribution Rate4
       Class I Shares                              5.21%             Class I Shares                             9.17%
       Class II Shares                             4.77%             Class II Shares                            8.40%

      30-Day Standardized Yield5                                    Taxable Equivalent Yield4
       Class I Shares                              4.88%             Class I Shares                             8.59%
       Class II Shares                             4.51%             Class II Shares                            7.94%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment.
See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge for Class I shares. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.3 cents per share monthly dividend and the maximum offering price of $12.20 on August 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 4.7 cents per share monthly dividend and the maximum offering price of $11.82 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum combined federal and Missouri state income tax bracket of 43.2%, based on the 39.6% federal income tax rate.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

Past expense reductions by the fund's manager increased the fund's Class I total returns.


FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND
Fund Objective:
Seeks to provide high current income exempt from regular federal and North Carolina state personal income taxes through a portfolio consisting primarily of North Carolina municipal bonds.*

North Carolina ranks among the top 10 states in the nation in terms of economic growth, as measured by job and personal income growth. State unemployment rates remain well below the national level, with the 1994 rate falling to 4.1%, 2% lower than the national rate.** The state continues its transition from a manufacturing economy--historically dominated by the textile, tobacco and furniture industries--to a more diversified economic base relying increasingly on finance, services and trade, which are expected to exhibit the strongest growth.

North Carolina earned an AAA rating from Standard & Poor's, a national rating agency, largely due to its strong economic characteristics, sound financial performance and low debt levels. New bond issuance for the first half of 1995 totaled $677 million, down from 1994's $2.2 billion total figure.** We believe the outlook for the state remains stable as North Carolina's economy continues to show positive long and short-term trends.



GRAPHIC MATERIAL 21 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


The ratings reflect Standard & Poor's or Moody's assessment of the overall credit quality of the fund's portfolio, based primarily on the fund's stated objectives and policies. Non-rated bonds were judged to be of comparable quality by the fund's managers. Ratings do not reflect the yield or market price of the fund's shares nor approval by Standard & Poor's. Ratings are subject to change.

   Franklin North Carolina Tax-Free Income Fund
   Portfolio Breakdown on August 31, 1995
   As a percentage of total net assets
                                               % of total
   Sector                                      net assets

   Utilities                                      29.6%
   Pre-refunded                                   17.0%
   Hospitals                                      14.1%
   Certificates of Participation                  13.8%
   Housing                                        11.9%
   General Obligation Bonds                        6.4%
   Industrial                                      3.3%
   Other Revenue                                   2.0%
   Transportation                                  1.5%
   Education                                       0.4%



For a complete list of portfolio holdings, please see page 79 of this report.

*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

**Source: Standard & Poor's Creditweek Municipal, 4/10/95.


Performance Summary

Class I Shares

The Franklin North Carolina Tax-Free Income Fund's Class I share price, as measured by net asset value, increased to $11.57 on August 31, 1995, from $11.37 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 32.4 cents ($0.324) per share.a Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.36%, based on an annualization of the current monthly dividend of 5.4 cents ($0.054) per share and the maximum offering price of $12.08 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and North Carolina state personal income tax bracket of 44.3%, you would have to earn 9.62% from a taxable investment to match your fund's tax-free distribution rate.




GRAPHIC MATERIAL 22 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Please see the table on page 38 for more information regarding the fund's performance.



aAssumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.



Class II Shares

The Franklin North Carolina Tax-Free Income Fund's Class II share price, as measured by net asset value, increased to $11.61 on August 31, 1995, from $11.41 on its May 1, 1995 inception date.

The fund continued to meet its investment objective of providing high current income to shareholders. For the abbreviated four-month period ended August 31, 1995, your fund paid monthly income distributions totaling 18.0 cents ($0.18) per share.a Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 4.91%, based on an annualization of the current monthly dividend of 4.8 cents ($0.048) per share and the maximum offering price of $11.73 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and North Carolina state personal income tax bracket of 44.3%, you would have to earn 8.82% from a taxable investment to match your fund's tax-free distribution rate.



GRAPHIC MATERIAL 23 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Please see the table on page 38 for more information regarding the fund's performance.



aAssumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.



Franklin North Carolina Tax-Free Income Fund

Periods ended August 31, 1995
                                                                                                     Since          Since
                                                                                                    Inception      Inception
                                                                          1-Year       5-Year      (09/01/87)     (05/01/95)

Cumulative Total Return1
 Class I Shares                                                            7.12%       47.17%        88.74%           --
 Class II Shares                                                                                                     3.48%

Average Annual Total Return2
 Class I Shares                                                            2.55%        7.10%         7.68%           --

      Distribution Rate3                                            Taxable Equivalent Distribution Rate4
       Class I Shares                              5.36%             Class I Shares                             9.62%
       Class II Shares                             4.91%             Class II Shares                            8.82%

      30-Day Standardized Yield5                                    Taxable Equivalent Yield4
       Class I Shares                              4.85%             Class I Shares                             8.71%
       Class II Shares                             4.51%             Class II Shares                            8.10%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment.
See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge for Class I shares. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.4 cents per share monthly dividend and the maximum offering price of $12.08 on August 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 4.8 cents per share monthly dividend and the maximum offering price of $11.73 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum combined federal and North Carolina state income tax bracket of 44.3%, based on the 39.6% federal income tax rate.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

Past expense reductions by the fund's manager increased the fund's Class I total returns.

FRANKLIN TEXAS TAX-FREE INCOME FUND
Fund Objective:
Seeks to provide high current income exempt from regular federal income taxes through a diversified portfolio consisting primarily of Texas municipal bonds.*

Texas' economy continued to outpace that of the nation, by adding over 250,000 jobs in 1994, more than any other state. The state's economic strength endured despite higher unemployment rates in border towns due to the recent devaluation of the Mexican Peso. Gains are expected to continue as Texas moves away from the oil and gas industry, and strength in the service sector continues to grow. While military and defense cuts could negatively affect the state's economy, Texas is expected to outperform the nation in terms of economic growth for the next two years.**

Because the state has a steadily growing and diversifying economy, satisfactory financial performance and a low tax-supported debt burden, it has received an AA rating from Standard & Poor's, a national rating agency. In addition, the issuance of Texas municipal bonds decreased 27.0% in the first half of 1995, supporting bond prices and providing attractive investment opportunities.** We believe the outlook for Texas remains stable as it anticipates continued strong economic growth to support its growing operations.



GRAPHIC MATERIAL 24 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

++The ratings reflect Standard & Poor's or Moody's assessment of the overall credit quality of the fund's portfolio, based primarily on the fund's stated objectives and policies. Non-rated bonds were judged to be of comparable quality by the fund's managers. Ratings do not reflect the yield or market price of the fund's shares nor approval by Standard & Poor's. Ratings are subject to change.

   Franklin Texas Tax-Free Income Fund Portfolio Breakdown on August 31, 1995 As a percentage of total net assets
                                               % of total
   Sector                                      net assets
   Pre-refunded                                 25.6%
   Utilities                                    24.2%
   Hospitals                                    10.1%
   Other Revenue                                10.0%
   Education                                     8.2%
   Transportation                                7.6%
   Housing                                       6.3%
   Industrial                                    5.6%
   Certificates of Participation                 1.3%
   Health Care                                   1.1%



For a complete list of portfolio holdings, please see page 84 of this report.


*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

**Source: Standard & Poor's Creditweek Municipal, 6/19/95.






Performance Summary
Class I Shares

The Franklin Texas Tax-Free Income Fund's Class I share price, as measured by net asset value, increased to $11.47 on August 31, 1995, from $11.25 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 33.6 cents ($0.336) per share.a Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.61%, based on an annualization of the current monthly dividend of 5.6 cents ($0.056) per share and the maximum offering price of $11.98 on August 31, 1995. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum federal personal income tax bracket of 39.6%, you would have to earn 9.29% from a taxable investment to match your fund's tax-free distribution rate.



GRAPHIC MATERIAL 25 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Please see the table on page 42 for more information regarding the fund's performance.



aAssumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.


Class II Shares

The Franklin Texas Tax-Free Income Fund's Class II share price, as measured by net asset value, increased to $11.52 on August 31, 1995, from $11.27 on its May 1, 1995 inception date.

The fund continued to meet its investment objective of providing high current income to shareholders. For the abbreviated four-month period ended August 31, 1995, your fund paid monthly income distributions totaling 18.7 cents ($0.187) per share.a Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.15%, based on an annualization of the current monthly dividend of 5.0 cents ($0.050) per share and the maximum offering price of $11.64 on August 31, 1995. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum federal income tax bracket of 39.6%, you would have to earn 8.53% from a taxable investment to match your fund's tax-free distribution rate.



GRAPHIC MATERIAL 26 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Please see the table on page 42 for more information regarding the fund's performance.




aAssumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.


Franklin Texas Tax-Free Income Fund

Periods ended August 31, 1995
                                                                                                     Since          Since
                                                                                                    Inception      Inception
                                                                          1-Year       5-Year      (09/01/87)     (05/01/95)

Cumulative Total Return1
 Class I Shares                                                            7.14%       50.03%        91.86%           --
 Class II Shares                                                                                                     4.04%

Average Annual Total Return2
 Class I Shares                                                            2.62%        7.51%         7.89%           --

      Distribution Rate3                                            Taxable Equivalent Distribution Rate4
       Class I Shares                              5.61%             Class I Shares                             9.29%
       Class II Shares                             5.15%             Class II Shares                            8.53%

      30-Day Standardized Yield5                                    Taxable Equivalent Yield4
       Class I Shares                              4.70%             Class I Shares                             7.78%
       Class II Shares                             4.33%             Class II Shares                            7.17%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge for Class I shares. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.6 cents per share monthly dividend and the maximum offering price of $11.98 on August 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 5.0 cents per share monthly dividend and the maximum offering price of $11.64 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum federal income tax bracket of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

Past expense reductions by the fund's manager increased the fund's Class I total returns.


FRANKLIN VIRGINIA TAX-FREE INCOME FUND
Fund Objective:
Seeks to provide high current income exempt from regular federal and Virginia state personal income taxes through a diversified portfolio consisting primarily of Virginia municipal bonds.*

While the commonwealth of Virginia anticipates slow economic growth, which may slightly underperform that of the nation, its rigorous debt management program assures that the debt burden will remain manageable. Virginia's economy, which historically benefited from sizable levels of federal defense and non-defense related spending, can be impacted by the advent of base closings and sharp reductions in federal funding. However, diversification of the commonwealth's economy into business services, retail trade and construction will likely lighten the impact.

Virginia's diversified economy, low unemployment rates, above-average income levels, strong financial management and low debt burden have all contributed to its superior credit rating of AAA from Standard & Poor's, a national rating agency. We believe the outlook for Virginia's continued growth is stable, with its municipal bonds trading at higher prices compared to general market bonds.



GRAPHIC MATERIAL 27 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

++The ratings reflect Standard & Poor's or Moody's assessment of the overall credit quality of the fund's portfolio, based primarily on the fund's stated objectives and policies. Non-rated bonds were judged to be of comparable quality by the fund's managers. Ratings do not reflect the yield or market price of the fund's shares nor approval by Standard & Poor's. Ratings are subject to change.

   Franklin Virginia Tax-Free Income Fund Portfolio Breakdown on August 31, 1995 As a percentage of total net assets
                                               % of total
   Sector                                      net assets
   Pre-refunded                                 20.2%
   Housing                                      20.1%
   Transportation                               15.0%
   Utilities                                    13.0%
   Hospitals                                    12.9%
   Industrial                                    6.8%
   Education                                     5.1%
   Certificates of Participation                 3.2%
   General Obligation Bonds                      2.9%
   Miscellaneous                                 0.5%
   Other Revenue                                 0.2%
   Health Care                                   0.1%



For a complete list of portfolio holdings, please see page 88 of this report.


*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Performance Summary
Class I Shares

The Franklin Virginia Tax-Free Income Fund's Class I share price, as measured by net asset value, increased to $11.56 on August 31, 1995, from $11.33 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 32.4 cents ($0.324) per share.a Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.37%, based on an annualization of the current monthly dividend of 5.4 cents ($0.054) per share and the maximum offering price of $12.07 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Virginia state personal income tax bracket of 43.1%, you would have to earn 9.44% from a taxable investment to match your fund's tax-free distribution rate.



GRAPHIC MATERIAL 28 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Please see the table on page 46 for more information regarding the fund's performance.






aAssumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.



Class II Shares

The Franklin Virginia Tax-Free Income Fund's
Class II share price, as measured by net asset value, increased to $11.61 on August 31, 1995, from $11.35 on its May 1, 1995 inception date.

The fund continued to meet its investment objective of providing high current income to shareholders. For the abbreviated four-month period ended August 31, 1995, your fund paid monthly income distributions totaling 18 cents ($0.18) per share.a Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 4.91%, based on an annualization of the current monthly dividend of 4.8 cents ($0.048) per share and the maximum offering price of $11.73 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Virginia state personal income tax bracket of 43.1%, you would have to earn 8.63% from a taxable investment to match your fund's tax-free distribution rate.



GRAPHIC MATERIAL 29 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Please see the table on page 46 for more information regarding the fund's performance.






aAssumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.







Franklin Virginia Tax-Free Income Fund

Periods ended August 31, 1995
                                                                                                     Since          Since
                                                                                                    Inception      Inception
                                                                          1-Year       5-Year      (09/01/87)     (05/01/95)

Cumulative Total Return1
 Class I Shares                                                            7.71%       50.92%        90.86%           --
 Class II Shares                                                                                                     4.03%

Average Annual Total Return2
 Class I Shares                                                            3.17%        7.64%         7.82%           --

      Distribution Rate3                                            Taxable Equivalent Distribution Rate4
       Class I Shares                              5.37%             Class I Shares                             9.44%
       Class II Shares                             4.91%             Class II Shares                            8.63%

      30-Day Standardized Yield5                                    Taxable Equivalent Yield4
       Class I Shares                              4.89%             Class I Shares                             8.59%
       Class II Shares                             4.53%             Class II Shares                            7.96%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment.
See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge for Class I shares. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.4 cents per share monthly dividend and the maximum offering price of $12.07 on August 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 4.8 cents per share monthly dividend and the maximum offering price of $11.73 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum combined federal and Virginia state income tax bracket of 43.1%, based on the 39.6% federal income tax rate.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

Past expense reductions by the fund's manager increased the fund's Class I total returns.







FRANKLIN TAX-FREE TRUST


Statement of Investments in Securities and Net Assets, August 31, 1995 (unaudited)


    Face                                                                                                               Value
   Amount       Franklin Alabama Tax-Free Income Fund                                                                (Note 1)
                 Investments 98.2%

$  1,500,000     Alabama Building Renovation Financing Authority Revenue, 7.45%, 09/01/11 .....................     $ 1,648,920
     670,000     Alabama HFA, MF Residential Development, Bragg, Series B, 7.75%, 07/15/31 ....................         699,694
                 Alabama HFA, SFMR, GNMA Secured,
     490,000      Series A, 7.50%, 10/01/10 ...................................................................         515,686
     130,000      Series A, 8.00%, 10/01/20 ...................................................................         135,907
   3,440,000      Series A-1, 6.50%, 04/01/17 .................................................................       3,463,254
     150,000      Series A-2, 8.00%, 10/01/20 .................................................................         157,679
   1,250,000      Series A-2, 6.80%, 04/01/25..................................................................       1,269,675
     285,000      Series C, 7.45%, 10/01/21 ...................................................................         293,923
   1,180,000      Series C-2, 7.75%, 04/01/22 .................................................................       1,247,413
   1,395,000     Alabama Judicial Building Authority Revenue, Judicial Facilities Project, AMBAC Insured,
                  7.25%, 01/01/14 .............................................................................       1,506,740
     700,000     Alabama Mental Health Finance Authority, Special Tax, FGIC Insured, Pre-Refunded
                  7.375%, 05/01/03 ............................................................................         787,780
     250,000     Alabama State University Dormitory Revenue, Pre-Refunded, 8.00%, 01/01/14 ....................         284,568
   3,290,000     Alabama Water PCFA, Revolving Fund Loan, Series B, 7.75%, 08/15/12............................       3,496,875
   2,215,000     Alabaster Water and Gas Board Revenue, AMBAC Insured, 6.35%, 09/01/14.........................       2,307,454
     750,000     Albertville GO Warrants, MBIA Insured, 7.00%, 04/01/11........................................         810,713
     115,000     Alexander City GO Warrants, Refunding, Series 1988, Pre-Refunded, 7.90%, 05/01/08.............         124,152
   2,000,000     Alexander City Utility Revenue Warrants, FSA Insured, 6.20%, 08/15/10.........................       2,061,220
     250,000     Anniston Regional Medical Center Board, Hospital Revenue, Refunding, Northeast Alabama
                  Regional Medical Center Project, Series A, 7.70%, 07/01/08 ..................................         257,935
   1,500,000     Athens Water and Sewer Revenue Warrants, AMBAC Insured, 6.10%, 08/01/18 ......................       1,529,805
   1,600,000     Auburn Governmental Utility Services Corp., Waste Water Revenue, Merscot-Auburn L.P., FGIC
                  Insured, 7.30%, 01/01/12.....................................................................       1,718,288
   2,000,000     Auburn University General Fee Revenue, Refunding, 7.00%, 06/01/11.............................       2,166,700
   1,000,000     Bessemer Medical Clinic Board Revenue, Refunding, Bessemer Carraway Center, Series A,
                  MBIA Insured, 7.25%, 04/01/15................................................................       1,071,980
     500,000     Birmingham Airport Authority Revenue, Series 1990-A, AMBAC Insured, 7.375%, 07/01/10..........         540,850
   1,870,000     Birmingham BMC, Special Care Facilities Financing Authority Revenue, Series A, MBIA Insured,
                  7.00%, 01/01/21 .............................................................................       2,007,726
                 Birmingham GO,
     145,000      Refunding, 8.00%, 10/01/15...................................................................         157,108
   1,000,000      Refunding, Series B, 6.25%, 04/01/12.........................................................       1,029,990
   1,000,000      Refunding, Series B, 6.25%, 04/01/16.........................................................       1,023,220
     500,000     Birmingham Historical Preservation Authority Revenue, Kelly Ingram/Civil Rights Project,
                  Pre-Refunded, 7.20%, 07/01/11................................................................         570,880
                 Birmingham-Jefferson Civic Center Authority, Special Tax,
     285,000      Capital Outlay, 7.40%, 01/01/08..............................................................         310,673
     640,000      Capital Outlay, 7.25%, 01/01/12..............................................................         673,683
   1,200,000     Birmingham Special Care Facilities Financing Authority Revenue, Health Care Medical Center East,
                  MBIA Insured, 7.00%, 07/01/12................................................................       1,299,720
   2,000,000     Birmingham Special Care Facilities Financing Authority Revenue, Refunding, Medical Center East,
                  MBIA Insured, 7.25%, 07/01/15................................................................       2,063,080
   1,200,000     Birmingham Waterworks and Sewer Board, Water and Sewer Revenue, Series 1990,
                  Pre-Refunded, 7.20%, 01/01/20................................................................       1,348,116
   3,250,000     Camden IDB, PCR, Facilities Revenue, Refunding, MacMillian Bloedel Project, Series A,
                  7.75%, 05/01/09 .............................................................................        3,498,528
     500,000     Citronelle IDB, PCR, Stauffer Chemical Project, Guaranteed by Imperial Chemical, Plc., Series 1982,
                  8.00%, 12/01/12 .............................................................................         567,735
   1,750,000     Colbert County Health Care Authority, Helen Keller Hospital, 8.75%, 06/01/09 .................       1,919,663

                 Columbia IDB, PCR, Refunding,
$  5,000,000      Alabama Power Co. Project, AMBAC Insured, 6.50%, 09/01/23....................................     $ 5,179,900
     105,000      Alabama Power Co. Project, Farley Keller Hospital, Series G, 7.40%, 11/01/16.................         108,578
     505,000     Courtland IDB, Solid Waste Disposal Revenue, Champion International Corp. Project, 7.75%, 01/01/20     541,375
   4,000,000     Courtland IDBR, Refunding, Champion International Corp. Project, Series A, 7.20%, 12/01/13....       4,329,200
   2,000,000     Cullman Water Revenue Warrants, Series A, AMBAC Insured, 6.20%, 10/01/12......................       2,046,900
   2,000,000     Daphne Utilities Board, Water, Gas and Sewer Revenue, Refunding, Series A, FGIC Insured,
                  Pre-Refunded, 7.35%, 06/01/20................................................................       2,282,120
     200,000     Decatur GO Warrants, Series A, Pre-Refunded, 7.60%, 05/01/09..................................         214,968
   1,400,000     Demopolis HDC, MFHR, Refunding, Series 1990-A, CGIC Insured, 7.625%, 08/01/19.................       1,459,010
      75,000     Dothan GO Warrants, Refunding, 8.00%, 09/01/13................................................          77,641
   2,600,000     East Alabama Health Care Authority Facilities Revenue, East Alabama Medical Center, MBIA Insured,
                  Pre-Refunded, 7.00%, 09/01/21................................................................       2,953,600
   3,500,000     Fairfield IDB, Environmental Improvement Revenue, Refunding, USX Corp. Project, Series A,
                  6.70%, 12/01/24 ...........................................................................         3,564,120
   3,000,000     Fairfield Warrants, AMBAC Insured, 6.30%, 06/01/22............................................       3,113,850
   1,565,000     Gadsden HDC, MFR, Refunding, Series A, 7.00%, 01/01/22........................................       1,610,135
   1,000,000     Guam Airport Authority Revenue, Refunding, Series A, 6.50%, 10/01/23..........................       1,003,590
     530,000     Homewood Special Care Facilities Financing Authority Revenue, Refunding, Lakeshore Hospital
                  Project, Series B, Pre-Refunded, 8.25%, 02/01/04.............................................         604,205
   1,000,000     Hoover GO Warrants, Series A, AMBAC Insured, Pre-Refunded, 7.30%, 03/01/14....................       1,133,340
   2,070,000     Houston County Health Care Authority Revenue, Southeast Alabama Medical Center,
                  MBIA Insured, 6.125%, 10/01/12...............................................................       2,109,206
                 Huntsville Health Care Authority Facilities Revenue,
     100,000      Refunding, Series A, MBIA Insured, Pre-Refunded, 7.70%, 06/01/12.............................         110,234
   2,175,000      Series B, MBIA Insured, 6.50%, 06/01/13......................................................       2,280,966
     230,000     Huntsville Solid Waste Disposal Authority and Resource Recovery Revenue, FGIC Insured,
                  7.00%, 10/01/14 ............................................................................          245,610
   1,000,000     Jasper County Waterworks & Sewer Board, Water and Sewer Revenue, AMBAC Insured,
                  6.15%, 06/01/14 ............................................................................        1,028,370
     200,000     Jefferson County GO Warrants, Pre-Refunded, 7.50%, 04/01/07...................................         219,502
     200,000     Jefferson County Sewer Revenue Warrants, ETM 09/01/11, 7.50%, 09/01/13........................         214,562
     440,000     Lauderdale County and City of Florence Public Hospital Board Revenue, Eliza Coffee Memorial
                  Hospital, 7.00%, 07/01/19....................................................................         449,922
   1,255,000     LCM Housing Assistance Corp. Project, MFR, Refunding, Series A, 7.875%, 01/01/22..............       1,310,220
   1,050,000     Limestone County Water Authority Revenue, FGIC Insured, 7.70%, 12/01/19.......................       1,143,545
     500,000     Madison County PBA Revenue Warrants, 6.90%, 11/01/11..........................................         533,900
                 Madison GO Warrants,
   2,000,000      MBIA Insured, 6.00%, 04/01/23................................................................       2,013,140
     975,000      Series 1990, 7.25%, 01/01/15.................................................................       1,047,326
   1,560,000      Series B, MBIA Insured, 6.25%, 02/01/15......................................................       1,611,698
   2,290,000     Madison School Warrants, MBIA Insured, 6.25%, 02/01/14........................................       2,374,936
                 Marshall County Health Care Authority Hospital Revenue,
   2,530,000      Crossover Refunding, Guntersville-Arab Medical Center, 7.60%, 10/01/07.......................       2,746,796
  10,810,000      Refunding, Boaz-Albertville Medical Center, 6.50%, 01/01/18..................................      10,133,294
     600,000     Marshall County Hospital Board Revenue, Refunding, Boaz-Albertville Medical Center, Pre-Refunded,
                  8.875%, 01/01/05.............................................................................         648,720
   2,500,000     Marshall County Warrants, AMBAC Insured, Pre-Refunded, 7.00%, 02/01/12........................       2,835,975
   1,000,000     Mobile Airport Authority Revenue, Mae Project, 7.375%, 11/01/12...............................       1,021,300
   1,500,000     Mobile Commissioner Water and Sewer Revenue, Refunding, 6.50%, 01/01/09.......................       1,604,100
                 Mobile GO Warrants,
      45,000      Capital Improvement, Pre-Refunded, 7.90%, 08/15/11...........................................          49,035
     900,000      Convention Center Project, AMBAC Insured, Pre-Refunded, 7.125%, 08/15/10.....................       1,022,346
   1,000,000      Convention Center Project, AMBAC Insured, Pre-Refunded, 7.125%, 08/15/20.....................       1,135,940
$  1,340,000     Mobile Housing Assistance Corp., MFHR, Refunding, Series 1990-A, CGIC Insured, 7.625%, 02/01/21   $  1,399,550
   8,000,000     Mobile IDB, Mobile Energy Services Co. Project, Solid Waste Disposal Revenue, Refunding,
                  6.95%, 01/01/20 .............................................................................       8,181,360
     155,000     Montgomery Downtown RDAR, Mortgage, State of Alabama Project, BIG Insured, Pre-Refunded,
                  7.75%, 10/01/13 ...........................................................................           173,412
   5,750,000     Morgan County Decatur Health Care Revenue, Refunding, Decatur General Hospital, Connie Lee
                  Insured, 6.375%, 03/01/24....................................................................       5,871,095
   1,500,000     Moulton Waterworks Board, Water Revenue, Series A, 6.30%, 01/01/18............................       1,444,425
   1,500,000     Muscle Shoals Utilities Board, Water and Sewer Revenue, AMBAC Insured, Pre-Refunded,
                  7.25%, 04/01/17 .............................................................................       1,670,685
                 Northeast Alabama Water, Sewer and Fire Protection District Revenue,
   2,000,000      AMBAC Insured, 6.375%, 05/01/22..............................................................       2,064,820
      30,000      AMBAC Insured, Pre-Refunded, Pre-Refunded 7.90%, 05/01/15....................................          33,334
     200,000     Northport GO Warrants, FGIC Insured, Pre- Refunded 7.70%, 12/01/13............................         224,452
   5,000,000     Oneonta Utilities Board Revenue, CGIC Insured, 6.90%, 11/01/24 ...............................       5,328,000
   3,640,000     Orange Beach Water, Sewer and Fire Protection Authority Revenue, 7.50%, 05/01/22..............       3,897,130
                 Pelham Alabama Warrants,
   1,000,000      AMBAC Insured, 6.25%, 11/01/12...............................................................       1,037,270
   2,500,000      AMBAC Insured, 6.25%, 11/01/22...............................................................       2,575,225
     780,000     Piedmont IDB, IDR, Springs Industrial Project, 8.25%, 09/01/10................................         854,989
                 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
     500,000      Series A, 7.90%, 07/01/07....................................................................         555,190
     175,000      Series A, 7.875%, 07/01/17...................................................................         194,350
   3,200,000      Series A, 7.00%, 07/01/19....................................................................       3,400,960
                 Puerto Rico Commonwealth Electric Power Authority Revenue, Water Resources,
     350,000      Refunding, Series L, Pre-Refunded, 8.00%, 07/01/08...........................................         392,406
      15,000      Refunding, Series L, Pre-Refunded, 8.40%, 07/01/15...........................................          16,444
   1,000,000      Refunding, Series N, 7.00%, 07/01/07.........................................................       1,074,210
   1,870,000      Series P, 7.00%, 07/01/21....................................................................       2,066,687
                 Puerto Rico Commonwealth Highway Authority Revenue,
     155,000      Series P, Pre-Refunded, 8.125%, 07/01/13.....................................................         174,291
     600,000      Series R, 7.15%, 07/01/00....................................................................         665,952
     175,000     Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
                  7.90%, 07/01/07 .............................................................................         193,218
      85,000     Puerto Rico Commonwealth Public Improvement GO, Pre-Refunded 7.90%, 07/01/11..................          90,358
     300,000     Puerto Rico Commonwealth Urban Renewal and Housing Corp., Refunding, 7.875%, 10/01/04.........         339,738
     200,000     Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue, Upjohn Co. Project,
                  7.50%, 12/01/23 .............................................................................         218,984
      40,000     Puerto Rico PBA, Guaranteed Public Education and Health Facilities, Series H, Pre-Refunded,
                  7.875%, 07/01/16.............................................................................          43,509
                 Russell County PBA Revenue,
   1,900,000      Phenix City Jail Project Warrants, 7.125%, 01/01/14..........................................       1,926,087
     200,000      Russell County Jail Project, Pre-Refunded, 8.50%, 01/01/14...................................         228,975
     240,000     Shelby County Board of Education, Capital Outlay School Warrants, Pre-Refunded, 7.20%, 02/01/16        269,551
   4,925,000     Tuscaloosa Warrants, AMBAC Insured, 6.75%, 07/01/20 ..........................................       5,193,461
   1,500,000     University of Alabama, Student Housing Revenue, Series A, MBIA Insured, Pre-Refunded,
                  7.10%, 06/01/15 .............................................................................       1,718,340
     100,000     University of Puerto Rico Revenue, Refunding, Series J, Pre-Refunded 7.75%, 06/01/07..........         104,890

$  5,000,000     West Jefferson IDB, PCR, Refunding, Alabama Power Co., Miller Plant, Series C, MBIA Insured,
                  6.05%, 05/01/23 .............................................................................     $ 5,011,550
   3,500,000     Wilsonville IDB, PCR, Refunding, Southern Electric Generating System, Series C, MBIA Insured,
                  6.75%, 02/01/15 .............................................................................       3,714,830
                                                                                                                  --------------

                Total Investments (Cost $ 166,255,873)98.2% ...................................................     175,030,236
                Other Assets and Liabilities, Net %1.8%........................................................       3,203,742
                                                                                                                  --------------
                Net Assets  100.0%.............................................................................    $178,233,978
                                                                                                                  ==============

                 At August 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $166,256,623 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost...............................................................     $ 9,491,402
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value...............................................................        (717,789)
                                                                                                                  --------------
                 Net unrealized appreciation...................................................................     $ 8,773,613
                                                                                                                  ==============



PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
BMC      - Baptist Medical Center
CGIC     - Capital Guaranty Insurance Co.
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDC      - Housing Development Corp.
HFA      - Housing Finance Authority/Agency
IDB      - Industrial Development Board
IDBR     - Industrial Development Board Revenue
IDR      - Industrial Development Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
MFHR     - Multi-Family Housing Revenue
MFR      - Multi-Family Revenue
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
RDAR     - Redevelopment Agency Revenue
SFMR     - Single Family Mortgage Revenue

The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST


Statement  of  Investments  in  Securities  and  Net  Assets,  August  31,  1995
(unaudited)


    Face                                                                                                              Value
   Amount       Franklin Florida Tax-Free Income Fund                                                               (Note 1)
                 Long Term Investments  97.0%

                 Bonds  93.4%
$  6,705,000     Alachua County Health Facilities Authority Revenue, Refunding, Santa Fe Health Care
                  Facilities Project, 7.60%, 11/15/13.........................................................      $ 7,216,323
  11,205,000     Bay County Hospital System Revenue, Refunding, Bay Medical Center Project, 8.00%, 10/01/12...       12,066,328
                 Bay County Resource Recovery Revenue,
   3,710,000      Refunding, Series A, MBIA Insured, 6.60%, 07/01/11..........................................        4,027,910
  18,150,000      Refunding, Series B, MBIA Insured, 6.60%, 07/01/12..........................................       19,651,005
   2,265,000      Series 1984, Pre-Refunded, 8.00%, 07/01/12..................................................        2,423,935
                 Bay County Water System Revenue, Refunding,
     525,000      AMBAC Insured, 6.50%, 09/01/07..............................................................          573,825
     675,000      AMBAC Insured, 6.60%, 09/01/11..............................................................          733,799
   4,000,000     Boynton Beach Public Service Tax Revenue, MBIA Insured, Pre-Refunded, 7.50%, 11/01/10........        4,599,880
   5,000,000     Brevard County Health Facilities Authority Revenue, Refunding, Wuesthoff Memorial Hospital,
                  Series B, 7.20%, 04/01/13...................................................................        5,273,900
   2,005,000     Brevard County HFA, SFMR, Refunding, Series B, FSA Insured, 7.00%, 03/01/13..................        2,084,378
   2,250,000     Broward County Educational Facilities Authority Revenue, Refunding, Nova Southeastern University
                  Project, Connie Lee Insured, 6.125%, 04/01/17...............................................        2,262,893
                 Broward County Health Facility Authority Revenue, Nursing Home, Refunding,
   2,080,000      7.40%, 08/15/10.............................................................................        2,211,789
   1,475,000      7.50%, 08/15/20.............................................................................        1,599,534
                 Broward County HFAR,
   4,550,000      Series B, GNMA Secured, 7.55%, 03/01/15.....................................................        4,816,130
   1,365,000      Series C, GNMA Secured, 8.00%, 03/01/21.....................................................        1,437,386
     450,000      Series D, GNMA Secured, 6.90%, 06/01/09.....................................................          471,204
   1,075,000      Series D, GNMA Secured, 7.375%, 06/01/21....................................................        1,129,922
                 Broward County Resource Recovery Revenue,
   6,305,000      Broward Waste Energy Co., Limited Partnership, North Project, 7.95%, 12/01/08...............        7,033,984
  11,965,000      SES Waste Energy Co., Limited Partnership, South Project, 7.95%, 12/01/08...................       13,372,682
     200,000     Broward County Tourist Development, Special Tax Revenue, Convention Center Project, FGIC
                  Insured, Pre-Refunded, 7.75%, 10/01/13......................................................          224,376
     585,000     Broward County Water and Sewer Utility Revenue, Series B, AMBAC Insured, Pre-Refunded,
                  7.50%, 10/01/18 ............................................................................          636,644
   1,500,000     Cape Canaveral Hospital District Revenue, Certificates, AMBAC Insured, 6.875%, 01/01/21......        1,622,100
                 Cape Coral Health Facilities Authority, Hospital Revenue,
  19,000,000      Cape Coral Medical Center, Inc. Project, 7.80%, 11/15/18....................................       18,620,000
   2,000,000      Cape Coral Medical Center, Inc. Project, 7.50%, 11/15/21....................................        1,960,000
                 Celebration Community Development District, Special Assessment,
   5,500,000      MBIA Insured, 6.00%, 05/01/10...............................................................        5,670,115
   4,000,000      MBIA Insured, 6.10%, 05/01/16...............................................................        4,063,720
                 Citrus County PCR, Refunding, Florida Power and Light Co., Crystal River,
  11,100,000      Series A, 6.625%, 01/01/27..................................................................       11,666,655
  20,400,000      Series B, 6.35%, 02/01/22...................................................................       21,213,552
                 Clay County HFAR, SFM,
   2,075,000      Series A, GNMA Secured, 8.20%, 06/01/21.....................................................        2,179,124
   4,675,000      Series A, GNMA Secured, 7.80%, 06/01/22.....................................................        4,972,096
   1,310,000      Series A, GNMA Secured, 7.45%, 09/01/23.....................................................        1,370,994
   2,940,000     Clearwater MFR, Refunding, Rent Housing, Drew Gardens Projects, Series A, FHA Insured,
                  6.50%, 10/01/25 ............................................................................        2,957,787
   1,000,000     Clewiston Water and Sewer Revenue, Refunding, AMBAC Insured, Pre-Refunded, 7.65%, 10/01/10...        1,144,660
     370,000     Collier County Water and Sewer District Revenue, Sewer Assessment, East and South Naples
                  Project, MBIA Insured, 7.15%, 10/01/11......................................................          379,461
   3,890,000     Coral Springs ID, Special Water and Sewer Project, 6.75%, 11/01/02...........................        4,016,697


                 Bonds (cont.)
                 Dade County GO, Unlimited Tax,
$  1,000,000      Series DD, MBIA Insured, 7.70%, 10/01/13....................................................      $ 1,049,440
     380,000      Series DD, MBIA Insured, 7.75%, 10/01/18....................................................          398,780
                 Dade County Health Facilities Authority Revenue,
     400,000      Baptist Hospital of Miami Project, Pre-Refunded, 7.375%, 05/01/13...........................          429,516
      75,000      Mt. Sinai Medical Center Project, CGIC Insured, Pre-Refunded, 8.40%, 12/01/17...............           83,391
   7,475,000      Refunding, Catholic Health and Rehabilitation, Inc. Project, 7.625%, 08/15/20...............        8,075,691
   1,930,000     Dade County HFA, MFMR, GNMA Secured, Hialeah Center, Series 5, 7.875%, 12/01/32..............        2,055,257
                 Dade County HFA, SFMR,
      45,000      Refunding, Series A, 8.125%, 07/01/07.......................................................           45,869
   1,500,000      Refunding, Series D, FSA Insured, 6.95%, 12/15/12...........................................        1,564,890
     300,000      Refunding, Series E, FNMA Insured, 7.00%, 03/01/24..........................................          309,855
   2,990,000      Series A, GNMA Secured, 7.50%, 09/01/13.....................................................        3,078,085
   1,555,000      Series A, GNMA Secured, 7.10%, 03/01/17.....................................................        1,623,218
     260,000      Series B, GNMA Secured, 7.25%, 09/01/23.....................................................          270,013
     125,000     Dade County IDA, IDR, Epworth Village West, FHA Insured, 8.25%, 02/01/28.....................          131,611
   5,695,000     Dade County IDA, Solid Waste Disposal Revenue, Florida Power and Light Co. Project,
                  7.15%, 02/01/23 ............................................................................        6,098,206
                 Dade County Public Facilities Revenue, Jackson Memorial Hospital,
     140,000      Series A, MBIA Insured, 7.30%, 06/01/12.....................................................          145,086
   1,110,000      Series A, MBIA Insured, Pre-Refunded, 7.30%, 06/01/12.......................................        1,160,683
   5,960,000     Dade County School District GO, Pre-Refunded, 7.375%, 07/01/08...............................        6,722,522
   5,000,000     Dade County, Special Obligation, Courthouse Center Project, 6.10%, 04/01/20..................        5,003,800
                 Dovera Community Development District Revenue,
   1,555,000      Special Assessment, 7.625%, 05/01/03........................................................        1,616,267
   2,235,000      Special Assessment, 7.875%, 05/01/12........................................................        2,323,283
     670,000     Dunes Community Development District Revenue, Water and Sewer Project, Pre-Refunded,
                  8.25%, 10/01/18 ............................................................................          759,559
                 Duval County HFA, SFMR,
      80,000      Series 1988, GNMA Secured, 8.625%, 12/01/19.................................................           84,543
      95,000      Series A, GNMA Secured, 8.50%, 09/01/19.....................................................           99,838
   2,625,000      Series A, GNMA Secured, 7.85%, 12/01/22.....................................................        2,780,505
     840,000      Series B, GNMA Secured, 7.70%, 11/01/11.....................................................          876,523
   1,460,000      Series C, GNMA Secured, FGIC Insured, 7.70%, 09/01/24.......................................        1,558,433
                 Escambia County HFA, SFMR,
      15,000      Refunding, 8.75%, 10/01/15..................................................................           15,464
   4,235,000      Series A, GNMA Secured, 7.40%, 10/01/23.....................................................        4,400,843
   4,350,000     Escambia County HFAR, Refunding, Baptist Hospital and Manor, 6.75%, 10/01/14.................        4,438,827
   1,190,000     Escambia County PCR, Refunding, Gulf Power Co. Project, 8.25%, 06/01/17......................        1,272,241
   4,000,000     Escambia County Revenue, Series B, Sub-Series 1, MBIA Insured, 7.20%, 01/01/15...............        4,299,160
     700,000     Escambia County Sales Tax Revenue, Refunding, Series A, Pre-Refunded, 7.70%, 01/01/02........          722,673
   3,255,000     Escambia County School Board, COP, FSA Insured, 6.375%, 02/01/12.............................        3,369,478
      90,000     Escambia County Tourist Development Revenue, Pre-Refunded, 8.40%, 12/01/12...................           99,967
   2,500,000     Escambia County Utilities Authority, Sanitary System Revenue, FSA Insured, 6.00%, 01/01/23...        2,505,025
   2,000,000     Escambia County Utilities Authority System Revenue, Refunding, FGIC Insured, 7.75%, 1/01/15..        2,195,520
                 Florida HFA,
   3,700,000      General Mortgage, Refunding, Series A, 6.40%, 06/01/24......................................        3,763,862
     905,000      Homeownership Revenue, Series G-1, GNMA Secured, 7.80%, 09/01/10............................          963,581
     395,000      Homeownership Revenue, Series G-1, GNMA Secured, 8.30%, 06/01/20............................          416,449
   8,435,000      Homeownership Revenue, Series G-1, GNMA Secured, 7.90%, 03/01/22............................        8,960,922
   4,000,000      MF Housing, Citrus Meadows Apartments Project, Series Q, GNMA Secured,  7.65%, 06/20/31.....        4,164,800
   3,445,000      MF Housing, Driftwood Terrace Project, Series I, 7.65%, 12/20/31............................        3,593,617
                 Bonds (cont.)
                 Florida HFA, (cont.)
$  4,000,000      MF Mortgage, Lake Carlton Arms, Guaranteed, Refunding, Series F, Mandatory Put 12/01/99,
                   7.375%, 12/01/07 ..........................................................................      $ 4,098,280
   2,900,000      MFHR, Refunding, Series A, 6.95%, 10/01/21..................................................        3,014,405
     455,000      SFMR, Series A, 8.60%, 07/01/16.............................................................          466,311
                 Florida State Board of Education, Capital Outlay,
   7,000,000      Public Education, Series B, 5.875%, 06/01/25................................................        6,907,180
     650,000      Public Education, Series B-1, Pre-Refunded, 7.875%, 06/01/19................................          725,368
   8,775,000      Refunding, Public Education, Series A, 7.25%, 06/01/23......................................        9,752,096
   9,225,000      Refunding, Public Education, Series A, Pre-Refunded, 7.25%, 06/01/23........................       10,529,876
  18,445,000      Series C, 5.875%, 06/01/23..................................................................       18,206,875
   2,550,000     Florida State Community Services Corp., Walton County Water and Sewer Revenue, South Walton
                  County Regional Utilities, 7.00%, 03/01/18..................................................        2,765,144
   6,000,000     Florida State Correctional Privatization Commission, COP, Correctional Facility Bay Project,
                  MBIA Insured, 6.00%, 08/01/15...............................................................        6,081,000
   2,960,000     Florida State Department of Corrections, COP, Okeechobee Correctional, AMBAC Insured,
                  6.25%, 03/01/15 ............................................................................        3,075,558
                 Florida State Department of General Services, Board of Finance Division,
   3,000,000      Department of Natural Resources Revenues, AMBAC Insured, 6.75%, 07/01/13....................        3,253,050
     100,000      Seminole County Road, Pre-Refunded, 7.75%, 11/01/18.........................................          106,380
     145,000     Florida State Department of General Services, Facilities Management Division, Revenue, Florida
                  Facilities Pool, Pre-Refunded, 8.125%, 09/01/17.............................................          163,901
                 Florida State Department of Transportation, Turnpike Revenue,
   8,780,000      Series A, AMBAC Insured, Pre-Refunded, 7.125%, 07/01/18.....................................       10,132,120
   2,375,000      Series A, Pre-Refunded, 7.75%, 07/01/09.....................................................        2,709,970
  14,950,000      Series A, Pre-Refunded, 7.50%, 07/01/19.....................................................       16,928,035
   3,715,000     Florida State GO, Pre-Refunded, 7.375%, 07/01/19.............................................        4,190,297
                 Florida State Mid Bay Bridge Authority Revenue,
  13,505,000      Crossover Refunding, Series A, 6.00%, 10/01/13..............................................       12,972,363
   7,000,000      Crossover Refunding, Series A, 6.10%, 10/01/22..............................................        6,628,020
  11,100,000      Refunding, Series D, 6.125%, 10/01/22.......................................................       10,545,222
   2,600,000      Series A, 8.00%, 10/01/06...................................................................        2,901,444
  14,250,000      Series A, 7.50%, 10/01/17...................................................................       15,545,325
   6,000,000      Series A, ETM 10/01/18, 6.875%, 10/01/22....................................................        6,741,600
  15,720,000     Florida State Municipal Power Agency Revenue, Refunding, St. Lucie Project, Series 1986,
                  Pre-Refunded, 7.375%, 10/01/16..............................................................       16,621,856
   3,000,000     Florida State Turnpike Authority, Turnpike Revenue, Dept. of Transportation, Series A, FGIC Insured,
                  5.625%, 07/01/25............................................................................        2,880,510
                 Fort Myers Revenue,
   7,635,000      ID No. 15, Series A, 8.125%, 05/01/01.......................................................        7,871,151
   3,640,000      ID No. 17, Series B, 8.125%, 05/01/01.......................................................        3,752,585
      60,000     Fort Pierce Utilities Authority Revenue, Refunding, Series A, Pre-Refunded, 9.30%, 10/01/08..           61,431
                 Gainesville Utility System Revenue,
   1,520,000      Series A, 6.50%, 10/01/22...................................................................        1,616,186
   1,600,000      Sub-Series A, AMBAC Insured, Pre-Refunded, 7.25%, 10/01/13..................................        1,772,160
   8,675,000     Gateway Services District Revenue, Transportation Roadway Service Charges, 8.75%, 05/01/14...        9,218,142
   2,000,000     Gulf Breeze Local Government Loan Program Revenue, FGIC Insured, 7.75%, 12/01/15.............        2,258,700
   3,685,000     Halifax Hospital Medical Center Revenue, Refunding, Series A, MBIA Insured, 6.75%, 10/01/11..        4,028,774
                 Hillsborough County Aviation Authority Revenue, Refunding,
  14,945,000      Special Purpose, Delta Airlines, Inc., 7.75%, 01/01/24......................................       15,625,745
   8,500,000      Tampa International Airport, Series A, FGIC Insured, 6.90%, 10/01/11........................        9,154,840


                 Bonds (cont.)
                 Hillsborough County Capital Improvement Revenue, Center Project,
$  8,300,000      Second Series, 6.625%, 07/01/12.............................................................      $ 8,885,067
   1,250,000      Second Series, 6.75%, 07/01/22..............................................................        1,333,625
   5,300,000     Hillsborough County IDA, IDR, Colonial Penn Insurance Project, 7.35%, 08/01/13...............        5,807,634
   3,000,000     Hillsborough County Port District Revenue, Tampa Port Authority, Pre-Refunded, 8.25%, 06/01/09       3,585,480
                 Hillsborough County School Board, COP,
   9,500,000      MBIA Insured, 6.00%, 07/01/12...............................................................        9,696,080
   5,500,000      MBIA Insured, 6.00%, 07/01/14...............................................................        5,569,300
                 Hillsborough County Utilities Revenue,
  10,400,000      Refunding, Series A, 6.625%, 08/01/11.......................................................       10,937,160
   5,515,000      Refunding, Series A, 7.00%, 08/01/14........................................................        5,885,939
   3,000,000      Refunding, Series A, 6.50%, 08/01/16........................................................        3,098,820
   1,135,000      Refunding, Series A, Pre-Refunded, 7.00%, 08/01/14..........................................        1,301,232
   1,000,000      Refunding, Series B, 6.50%, 08/01/16........................................................        1,032,940
  16,880,000     Hillsborough County Water and Waste Water Facilities Revenue, Capital Improvement Program,
                  BMTF, Mode A, Sub-Series 2, Pre-Refunded, 8.30%, 08/01/16...................................       17,523,634
   5,000,000     Holly Hill Water and Sewer Revenue, Refunding & Improvement, MBIA Insured, Pre-Refunded,
                  7.25%, 10/01/19 ............................................................................        5,538,000
                 Jacksonville Electric Authority Revenue,
   5,000,000      Refunding, St. John's River Power Park System, Series 1, 6.00%, 10/01/16....................        4,999,650
   1,750,000      Series 3-A, Pre-Refunded, 7.70%, 10/01/28...................................................        1,847,895
      45,000     Jacksonville Excise Tax and Revenue, Series A, Pre-Refunded, 8.375%, 10/01/11................           48,010
                  Jacksonville Health Facilities Authority, Hospital Revenue,
   2,500,000      Refunding, Baptist Medical Center Project, Series A, MBIA Insured, 7.30%, 06/01/19..........        2,715,400
   8,480,000      Refunding, Riverside Hospital Project, 7.625%, 10/01/13.....................................        8,917,059
   1,750,000     Jacksonville Hospital Revenue, University Medical Center, Inc. Project, Connie Lee Insured,
                  6.60%, 02/01/21 ............................................................................        1,838,393
     930,000     Jacksonville PCR, Anheuser Busch Cos., Inc. Project, 7.375%, 12/01/15........................          973,087
     550,000     Jacksonville Port Authority Facilities Revenue, BIG Insured, 7.875%, 11/01/18................          582,373
                 Jupiter Sales Tax Revenue,
     100,000      Series 1988, Pre-Refunded, 7.875%, 09/01/13.................................................          105,934
   2,000,000      Series 1990, Pre-Refunded, 7.40%, 09/01/20..................................................        2,303,040
   5,000,000     Kissimmee Water and Sewer Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/15.................        5,048,400
   4,500,000     Lakeland Utility Tax Revenue, Refunding & Improvement, Series A, FGIC Insured, 6.00%, 10/01/17       4,561,515
   1,000,000     Lee County Capital Bonds, Refunding, Series A, MBIA Insured, 7.30%, 10/01/07.................        1,114,160
                 Lee County IDA, Sewer IDR, Bonita Springs Project,
   5,000,000      Insured by Asset Guaranty, 7.20%, 11/01/11..................................................        5,402,700
   2,000,000      Insured by Asset Guaranty, 7.25%, 11/01/20..................................................        2,144,720
                 Lee County Solid Waste System Revenue,
   1,945,000      Series A, MBIA Insured, 7.00%, 10/01/04.....................................................        2,186,102
   1,175,000      Series A, MBIA Insured, 7.00%, 10/01/05.....................................................        1,309,491
   1,305,000      Series A, MBIA Insured, 7.00%, 10/01/06.....................................................        1,450,742
   6,500,000      Series A, MBIA Insured, 7.00%, 10/01/11.....................................................        7,104,630
                 Leesburg Hospital Revenue, Capital Improvement, Leesburg Regional Medical Center Project,
   1,250,000      Series 1991-A, Pre-Refunded, 7.375%, 07/01/11...............................................        1,473,325
   2,115,000      Series 1991-A, Pre-Refunded, 7.50%, 07/01/21................................................        2,508,200
   7,000,000     Leesburg Hospital Revenue, Refunding, Leesburg Regional Medical Center Project, Series A,
                  6.125%, 07/01/18............................................................................        6,777,960
     500,000     Leesburg Utilities Revenue, Refunding, FGIC Insured, 7.60%, 10/01/09.........................          552,370
   1,100,000     Leon HFA, SFMR, Series A, GNMA Secured, 7.30%, 04/01/21 .....................................        1,145,221

                 Bonds (cont.)
                 Manatee County HFA, SFMR,
$  1,545,000      Series A, GNMA Secured, 8.10%, 11/01/20.....................................................      $ 1,614,216
   4,320,000      Series A, GNMA Secured, 6.85%, 11/01/23.....................................................        4,401,173
                 Manatee County IDR,
   1,700,000      Manatee Hospital and Health System, Inc., 8.25%, 03/01/01...................................        1,784,779
   6,700,000      Manatee Hospital and Health System, Inc., 9.25%, 03/01/21...................................        7,337,304
   4,000,000     Martin County Consolidated Utilities System Revenue, Refunding & Improvement, FGIC Insured,
                  6.00%, 10/01/24 ............................................................................        4,041,680
  14,500,000     Martin County PCR, Refunding, Florida Power and Light Co. Project, MBIA Insured,
                  7.30%, 07/01/20 ............................................................................       15,929,990
   3,335,000     Mary Esther Water and Sewer Revenue, 6.875%, 01/01/18........................................        3,502,350
   2,000,000     Miami Beach Special Obligation, Subordinated, FGIC Insured, 7.375%, 12/01/08 ................        2,252,440
                 Miami Health Facilities Authority Revenue, Refunding,
     250,000      Mercy Hospital Project, 8.125%, 08/01/11....................................................          271,933
   7,500,000      Mercy Hospital Project, Series A, Pre-Refunded, 7.35%, 08/01/15.............................        8,469,375
   6,500,000     Miramar Waste Water Improvement Assessment Revenue, FGIC Insured, 6.75%, 10/01/25............        7,103,720
   5,990,000     Nassau County PCR, Refunding, ITT Rayonier, Inc. Project, 6.25%, 06/01/10....................        6,025,281
     350,000     North Broward Hospital District Revenue, Pre-Refunded, 8.00%, 01/01/14.......................          365,152
   1,500,000     North Port Utilities Revenue, FGIC Insured, 6.25%, 10/01/22..................................        1,542,735
   2,185,000     North Springs ID Revenue, Special Assessment, 6.75%, 05/01/03................................        2,236,348
                 Northern Palm Beach County Water Control District, Unit Development No. 31,
     725,000      Project 2, 6.75%, 11/01/07..................................................................          738,231
   1,470,000      Project 2, 6.625%, 11/01/13.................................................................        1,477,909
   1,000,000     Ocala Gas Tax Revenue, MBIA Insured, Pre-Refunded, 7.40%, 12/01/09...........................        1,091,380
                 Orange County Capital Improvement Revenue,
     170,000      Series A, MBIA Insured, 7.70%, 10/01/18.....................................................          188,029
      30,000      Series A, MBIA Insured, Pre-Refunded, 7.70%, 10/01/18.......................................           33,614
     180,000      Series B, MBIA Insured, Pre-Refunded, 7.70%, 10/01/18.......................................          201,681
                 Orange County Health Facilities Authority Revenue,
   1,000,000      Adventist/Sunbelt, Series A, AMBAC Insured, 6.875%, 11/15/15................................        1,089,920
   3,000,000      Adventist/Sunbelt, Series A, CGIC Insured, 7.00%, 11/15/14..................................        3,211,560
   1,000,000      Crossover Refunding, Orlando Regional Health Care, Series A, MBIA Insured, 6.00%, 11/01/24..        1,002,690
   9,820,000      Refunding, Pooled Hospital Loan, Series A, FGIC Insured, 7.875%, 12/01/25...................       10,432,473
  10,735,000      Refunding, Pooled Hospital Loan, Series B, BIG Insured, 7.875%, 12/01/25....................       11,404,542
                 Orange County HFAR,
   4,730,000      Refunding, Series A, GNMA Secured, FGIC Insured, 7.60%, 01/01/24............................        5,044,450
   2,245,000      Series A, GNMA Secured, 7.75%, 11/01/12.....................................................        2,360,236
     410,000      Series A, GNMA Secured, 7.375%, 09/01/24....................................................          431,476
     895,000      Series D, GNMA Secured, 7.80%, 10/01/22.....................................................          931,793
   5,050,000     Orange County Public Service, Tax Revenue, FGIC Insured, 6.00%, 10/01/24.....................        5,075,553
                 Orange County Tourist Development Tax Revenue,
   3,000,000      AMBAC Insured, Pre-Refunded, 7.25%, 10/01/10................................................        3,447,480
  24,675,000      Series B, MBIA Insured, 6.00%, 10/01/24.....................................................       24,872,153
                 Orlando and Orange County Expressway Authority Revenue,
   2,000,000      Junior Lien, Pre-Refunded, 7.375%, 07/01/06.................................................        2,098,280
     265,000      Senior Lien, AMBAC Insured, ETM 07/01/11, 7.625%, 07/01/18..................................          294,336
   5,000,000      Senior Lien, Pre-Refunded, 7.50%, 07/01/16..................................................        5,250,700
                 Orlando Community RDA, Tax Increment Revenue,
   2,155,000      Series A, 6.50%, 10/01/11...................................................................        2,256,673
   2,585,000      Series A, 6.75%, 10/01/16...................................................................        2,714,198
   3,500,000     Osceola County Gas Tax Revenue, Refunding & Improvement, FGIC Insured, 6.00%, 04/01/13.......        3,560,935

                 Bonds (cont.)
                 Osceola County IDAR, Community Provider Pooled Loan Program,
$  4,634,000      Series A, CGIC Insured, 7.75%, 07/01/10.....................................................      $ 4,943,783
     795,000      Series C, CGIC Insured, 7.60%, 07/01/10.....................................................          851,127
     200,000     Osceola County Transportation Revenue, Series A, FGIC Insured, Pre-Refunded, 7.70%, 04/01/13.          221,244
                 Pace Property Finance Authority, Utilities System Revenue,
   1,000,000      Refunding & Improvement, 6.125%, 09/01/07...................................................        1,020,170
   2,545,000      Refunding & Improvement, 6.25%, 09/01/13....................................................        2,525,963
   1,490,000      Refunding & Improvement, 6.125%, 09/01/17...................................................        1,428,433
                 Palm Beach County Criminal Justice Facilities Revenue,
   5,000,000      FGIC Insured, 6.00%, 06/01/15...............................................................        5,066,550
   6,950,000      FGIC Insured, Pre-Refunded, 7.25%, 06/01/11.................................................        7,933,078
                 Palm Beach County HFA, SFM Purchase Revenue,
   7,485,000      Series A, GNMA Secured, 7.70%, 03/01/22.....................................................        7,799,370
   5,270,000      Series B, GNMA Secured, 7.60%, 03/01/23.....................................................        5,546,253
                 Palm Beach County Solid Waste Authority Revenue,
      65,000      GO, 8.75%, 07/01/10.........................................................................           71,126
     535,000      Refunding, BIG Insured, 7.40%, 12/01/05.....................................................          591,988
   1,965,000      Refunding, BIG Insured, Pre-Refunded, 7.40%, 12/01/05.......................................        2,193,923
                 Palm Beach County Solid Waste, IDR, Okeelanta Power and Light Co. Project,...................
   3,600,000      Series A, 6.50%, 02/15/09...................................................................        3,438,612
  11,700,000      Series A, 6.70%, 02/15/15...................................................................       11,245,572
  26,000,000      Series A, 6.85%, 02/15/21...................................................................       25,178,660
   1,030,000     Pensacola-Westwood Homes Development Corp. Revenue, Refunding, Mortgage Loan,
                  FHA Insured, 6.40%, 07/15/23................................................................        1,024,582
                 Pinellas County HFA, SFMR,
   1,535,000      Multi County Program, Series B, GNMA Secured, 6.875%, 08/01/10..............................        1,591,058
   6,010,000      Multi County Program, Series B, GNMA Secured, 7.375%, 02/01/24..............................        6,314,707
   1,990,000      Series A, GNMA Secured, 7.30%, 08/01/22.....................................................        2,058,595
   1,600,000      Series A, GNMA Secured, 7.75%, 08/01/23.....................................................        1,687,104
  12,200,000     Pinellas County PCR, Refunding, Florida Power and Light Co., 7.20%, 12/01/14.................       13,335,576
                 Plantation Health Facilities Authority Revenue,
   1,500,000      Covenant Retirement Community, Inc., 7.625%, 12/01/12.......................................        1,557,570
   3,000,000      Covenant Retirement Community, Inc., 7.75%, 12/01/22........................................        3,119,640
   2,035,000     Polk County HFA, Refunding, Series A, GNMA Secured, 7.15%, 09/01/23..........................        2,117,295
                 Port Everglades Authority, Port Improvement Revenue,
  18,050,000      Refunding, Series A, 7.50%, 09/01/12........................................................       19,137,152
     575,000      Series 1986, ETM 11/01/02, 7.50%, 11/01/06..................................................          686,343
      65,000     Royal Palm Beach, Utility System Revenue, Series A, AMBAC Insured, Pre-Refunded,
                  8.875%, 10/15/13............................................................................           72,565
                 Santa Rosa County Health Facilities Authority Revenue, Refunding,
      40,000      Gulf Breeze Hospital, Inc., 8.60%, 10/01/02.................................................           43,261
     520,000      Gulf Breeze Hospital, Inc., Pre-Refunded, 8.70%, 10/01/14...................................          594,558
  14,000,000      Gulf Breeze Hospital, Inc., Series A, 6.20%, 10/01/14.......................................       13,367,340
   4,290,000      Santa Rosa County IDR, Refunding, Holley Navarre Water System Project, 6.75%, 05/01/24......        4,354,565
   2,000,000     Sarasota County Utility System Revenue, Capital Appreciation, AMBAC Insured, Pre-Refunded,
                  7.50%, 06/01/10 ............................................................................        2,156,960
     150,000     Sarasota Water and Sewer Utility Revenue, Refunding, MBIA Insured, Pre-Refunded,
                  7.625%, 10/01/08............................................................................          158,996
                 Seminole County School Board, COP,
   1,150,000      Series A, MBIA Insured, 6.125%, 07/01/14....................................................        1,174,967
   5,000,000      Series B, MBIA Insured, 6.50%, 07/01/21.....................................................        5,358,050

                 Bonds (cont.)
$  7,500,000     Seminole County Solid Waste Disposal System Revenue, MBIA Insured, Pre-Refunded,
                  7.25%, 10/01/20 ............................................................................      $ 8,618,700
   3,000,000     South Indian River Water Control District, Refunding, Series C, Pre-Refunded, 7.50%, 10/01/06        3,339,600
     100,000     St. Augustine Water and Sewer Utility Revenue, Refunding, 8.125%, 10/01/12...................          104,556
   2,995,000     St. Johns County Water and Sewer Revenue, Series B-1, FGIC Insured, 7.00%, 06/01/11..........        3,157,569
   7,500,000     St. Lucie County Solid Waste Disposal Revenue, Florida Power and Light Co. Project,
                  7.15%, 02/01/23 ............................................................................        8,023,050
   8,205,000     St. Lucie County, West Services District, Capital Improvement Revenue, Lake Charles Project,
                  7.50%, 02/01/00 ............................................................................        8,326,352
                 St. Petersburg Health Facilities Authority Revenue,
  10,500,000      Allegany Health System, Series A, MBIA Insured, 7.00%, 12/01/15.............................       11,635,050
   8,630,000      Allegany Health System, St. Mary, Series B, Pre-Refunded, 7.75%, 12/01/15...................        9,951,426
   2,500,000      Bon Secours-Maria Manor Project, Series B, Pre-Refunded, 7.875%, 08/15/18...................        2,803,300
   2,940,000      Refunding, Allegany Health System, St. Anthony, Series C, 7.75%, 01/01/14...................        3,179,228
     340,000      Refunding, Allegany Health System, St. Anthony, Series C, Pre-Refunded, 7.75%, 01/01/14.....          374,146
                 Sunrise Lakes Recreation District, Phase 4,
   3,080,000      Series A, 6.75%, 08/01/15...................................................................        3,099,743
   6,120,000      Series A, 6.75%, 08/01/24...................................................................        6,103,966
                 Sunrise Special Tax District No. 1,
   3,485,000      Refunding, 6.375%, 11/01/08.................................................................        3,654,859
  12,390,000      Refunding, 6.375%, 11/01/21.................................................................       12,557,389
                 Tallahassee Consolidated Utility System Revenue,
   3,400,000      Series 1994, 6.20%, 10/01/19................................................................        3,479,016
   7,190,000      Series B, Pre-Refunded, 6.90%, 10/01/14.....................................................        8,030,367
                 Tampa Allegany Health System Revenue, St. Joseph,
   8,000,000      FGIC Insured, Pre-Refunded, 7.375%, 12/01/23................................................        9,109,680
   1,180,000      MBIA Insured, 6.75%, 12/01/17...............................................................        1,278,884
   7,000,000      MBIA Insured, 6.50%, 12/01/23...............................................................        7,459,130
                 Tampa Capital Improvement Program Revenue,
   6,300,000      Series A, 8.25%, 10/01/18...................................................................        6,818,301
  31,670,000      Series B, 8.375%, 10/01/18..................................................................       33,996,795
   2,000,000     Tampa Guaranteed Entitlement Revenue, Refunding, AMBAC Insured, 7.15%, 10/01/18..............        2,216,700
                 Tampa Sports Authority Revenue, Guaranteed Package, Tampa Bay Arena Project,
   1,000,000      MBIA Insured, 6.00%, 10/01/15...............................................................        1,013,970
   1,715,000      MBIA Insured, 6.05%, 10/01/20...............................................................        1,741,583
   2,695,000      MBIA Insured, 6.10%, 10/01/26...............................................................        2,740,249
                 Tampa Sports Authority Revenue, Interlock Agreement, Tampa Bay,
   4,250,000      MBIA Insured, 6.05%, 10/01/15...............................................................        4,292,033
   5,160,000      MBIA Insured, 6.10%, 10/01/20...............................................................        5,210,878
   6,800,000      MBIA Insured, 6.125%, 10/01/26..............................................................        6,869,768
                 Tampa Water and Sewer Revenue,
     340,000      Sub-Lien, Series A, AMBAC Insured, 7.75%, 10/01/14..........................................          374,683
   3,000,000      Sub-Lien, Series A, AMBAC Insured, 7.25%, 10/01/16..........................................        3,221,730
   1,655,000     Temple Terrace Water and Sewer Revenue, FGIC Insured, 6.30%, 10/01/17........................        1,706,206
   6,000,000     Titusville Water and Sewer Revenue, MBIA Insured, 6.20%, 10/01/14............................        6,213,540
                 University Community Hospital, Inc., Florida Hospital Revenue, Refunding,
   5,000,000      FSA Insured, Pre-Refunded, 7.375%, 09/01/07.................................................        5,764,250
   5,000,000      FSA Insured, Pre-Refunded, 7.50%, 09/01/11..................................................        5,792,050
   1,425,000     Venice Capital Improvement Revenue, MBIA Insured, Pre-Refunded, 7.80%, 11/01/13..............        1,517,554
                 Viera East Community Development District,
  11,295,000      Refunding, Special Assessment, Series A, 6.00%, 05/01/14....................................       11,302,116
   2,505,000      Special Assessment, 7.50%, 05/01/03.........................................................        2,630,775
                 Bonds (cont.)
                 Viera East Community Development District, (cont.)
$  4,360,000      Special Assessment, 8.50%, 05/01/04.........................................................      $ 4,864,713
   5,225,000      Special Assessment, 7.50%, 05/01/12.........................................................        5,477,941
  10,640,000      Special Assessment, 8.625%, 05/01/14........................................................       11,950,741
   7,490,000      Special Assessment, Series B, 6.75%, 05/01/14...............................................        7,489,101
   3,990,000     Viera East Community Development District, Water and Sewer Revenue, 7.875%, 05/01/03.........        4,157,660
     500,000     Volusia County Educational Facility Authority Revenue, Embry-Riddle Aeronautical University,
                  Connie Lee Insured, 6.625%, 10/15/22........................................................          531,370
                 Westgate/Belvedere Homes Community RDAR,
     410,000      Series 1992, 6.50%, 11/01/09................................................................          431,221
   1,410,000      Series 1992, 6.60%, 11/01/17................................................................        1,461,803
                                                                                                                  --------------
                 Total Bonds (Cost $1,148,182,797)............................................................    1,219,948,515
                                                                                                                  --------------
               c Zero Coupon Bonds3.6%
   3,670,000     Broward County Water and Sewer Utility Revenue, Refunding, Series A, AMBAC Insured,
                  (original accretion rate 7.50%), 10/01/08...................................................        1,831,366
  17,020,000     Dade County Guaranteed Entitlement Revenue, Capital Appreciation, AMBAC Insured,
                  Pre-Refunded, (original accretion rate 7.70%), 08/01/18.....................................        4,076,630
   1,625,000     Hillsborough County Utilities Revenue, Refunding, Series A, (original accretion rate
                  6.97%), 08/01/98............................................................................        1,422,638
   5,770,000     Lakeland Electric and Water Revenue, Capital Appreciation, (original accretion rate
                  7.00%), 10/01/14............................................................................        1,885,924
                 Port Everglades Authority, Port Improvement Revenue, Refunding,
  10,575,000      Series A, (original accretion rate 7.40%), 09/01/02.........................................        7,322,870
   9,075,000      Series A, (original accretion rate 7.40%), 09/01/03.........................................        5,915,992
   3,550,000      Series A, (original accretion rate 7.40%), 09/01/04.........................................        2,174,411
  50,000,000      Series A, (original accretion rate 7.45%), 09/01/10.........................................       19,822,500
                 Sarasota Special Obligation Revenue, Refunding,
   1,365,000      AMBAC Insured, (original accretion rate 6.69%), 11/01/09....................................          627,257
   1,780,000      AMBAC Insured, (original accretion rate 6.74%), 11/01/12....................................          663,138
   2,180,000      AMBAC Insured, (original accretion rate 6.74%), 11/01/15....................................          663,570
                                                                                                                  --------------
                 Total Zero Coupon Bonds (Cost $40,754,332)...................................................       46,406,296
                                                                                                                  --------------
                 Total Long Term Investments (Cost $1,188,937,129)............................................    1,266,354,811
                                                                                                                  --------------
               e Short Term Investments.5%
     950,000     Dade County IDA, PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put,
                  3.35%, 04/01/20 ............................................................................          950,000
     500,000     Dade County Water and Sewer System Revenue, FGIC Insured, Weekly VRDN and Put,
                  3.45%, 10/05/22 ............................................................................          500,000
     100,000     Hillsborough County, IDA, PCR, Tampa Electric Co., Daily VRDN and Put, 3.35%, 05/15/18.......          100,000
   2,600,000     Jacksonville PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put,
                  3.35%, 05/01/29 ............................................................................        2,600,000
     400,000     Orange County HFA, Housing Revenue, Sutton PL Ltd. Project, Series B, Weekly VRDN and Put,
                  3.60%, 10/01/08 ............................................................................          400,000
     800,000     Palm Beach County, Water and Sewer Revenue, Daily VRDN and Put, 3.90%, 10/01/11..............          800,000
   1,000,000     Volusia County Health Facilities Authority Revenue, Alliance Community, 3.60%, 09/01/20......        1,000,000
                                                                                                                  --------------
                 Total Short Term Investments (Cost $6,350,000)...............................................        6,350,000
                                                                                                                  --------------
                 Total Investments (Cost $1,195,287,129)97.5%.................................................    1,272,704,811
                 Other Assets and Liabilities, Net 2.5%.......................................................       32,852,641
                                                                                                                  --------------
                 Net Assets 100.0%............................................................................   $1,305,557,452
                                                                                                                  ==============


                 At August 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $1,195,287,129 was as follows:
                    Aggregate gross unrealized appreciation for all investments in which there was an
                     excess of value over tax cost............................................................     $ 80,874,063
                    Aggregate gross unrealized depreciation for all investments in which there was an
                     excess of tax cost over value............................................................       (3,456,381)
                                                                                                                  --------------
                    Net unrealized appreciation...............................................................     $ 77,417,682
                                                                                                                  ==============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
BMTF     - Bi-Modal Multi-Term Format
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Authority/Agency
HFAR     - Housing Finance Authority/Agency Revenue
ID       - Improvement District
IDA      - Industrial Development Authority/Agency
IDAR     - Industrial Development Authority/Agency Revenue
IDR      - Industrial Development Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
MFR      - Multi-Family Revenue
PCR      - Pollution Control Revenue
RDA      - Redevelopment Agency
RDAR     - Redevelopment Agency Revenue
SFM      - Single-Family Mortgage
SFMR     - Single-Family Mortgage Revenue

cZero coupon bonds. The current effective yield may vary. The original accretion rate will remain constant.

eVariable rate demand notes (VRDN's) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST



Statement of Investments in Securities and Net Assets, August 31, 1995 (unaudited)


    Face                                                                                                               Value
   Amount       Franklin Georgia Tax-Free Income Fund                                                                (Note 1)
                 Long Term Investments  98.2%

$    500,000     Albany-Dougherty County Hospital Authority Revenue, Anticipation Certificates, Series B,
                  AMBAC Insured, Pre-Refunded, 7.50%, 09/01/10.................................................       $ 577,980
      50,000     Albany-Dougherty Inner City Authority, Improvement Revenue, Municipal Auditorium Project,
                  Series 1988-B, 7.875%, 01/01/09..............................................................          53,700
      50,000     Athens Housing Authority, MFHR, Oakwood Forest Apartments Project, 8.125%, 12/01/05...........          50,924
   1,400,000     Atlanta Board of Education, COP, FGIC Insured, Pre-Refunded, 7.125%, 06/01/12 ................       1,587,376
                 Atlanta COP, Pretrial Detention Center,
   1,000,000      MBIA Insured, 6.25%, 12/01/11................................................................       1,036,780
   3,800,000      MBIA Insured, 6.25%, 12/01/17................................................................       3,898,648
     420,000     Atlanta Downtown Development Authority, IDR, Underground Atlanta Project, Pre-Refunded,
                  7.75%, 10/01/16 .............................................................................         445,502
   2,000,000     Atlanta Downtown Development Authority Revenue, Refunding, Underground Atlanta Project,
                  6.25%, 10/01/16 .............................................................................       2,059,820
   3,500,000     Atlanta Special Purpose Facilities Revenue, Delta Air Lines, Inc. Project, Series 1989-B,
                  7.90%,12/01/18  .............................................................................       3,715,775
      85,000     Atlanta Urban Residential Finance Authority, SFMR, GNMA Secured, 8.25%, 10/01/21 .............          89,065
   1,000,000     Barnesville Water and Sewer Revenue, Refunding, 6.85%, 09/01/17 ..............................       1,037,300
     100,000     Bartow County Water and Sewage Revenue, Refunding, AMBAC Insured, Pre-Refunded,
                  8.00%, 09/01/15  ............................................................................         112,537
                 Burke County Development Authority, PCR,
     160,000      Georgia Power Co., Plant Vogtle Project, 8.00%, 10/01/16.....................................         168,563
  10,000,000      Refunding, Georgia Power Co., Plant Vogtle, First Series, MBIA Insured, 6.60%, 07/01/24......      10,349,400
   1,700,000     Chatham County Hospital Authority Revenue, Memorial Medical Center, Inc., Series A, MBIA Insured,
                  7.00%, 01/01/21 .............................................................................       1,821,958
      90,000     Cherokee County Hospital Authority Revenue, Certificates, MBIA Insured, 8.00%, 12/01/13 ......          98,338
   1,595,000     Cherokee County Water and Sewage Authority Revenue, Refunding, MBIA Insured, 6.90%, 08/01/18 .       1,784,167
     200,000     Clark County Hospital Authority Revenue, Certificates, Series A, MBIA Insured, 7.10%, 01/01/08         209,998
   1,400,000     Clayton County Development Authority, Special Facility Revenue, Refunding, Delta Air Lines, Inc.
                  Project, 7.625%, 01/01/20 ....................................................................      1,451,086
   2,400,000     Clayton County Hospital Authority Revenue, Anticipation Certificates, Southern Regional Medical
                  Center, MBIA Insured, 7.00%, 08/01/13 ........................................................      2,646,000
     100,000     Cobb County, Kennestone Hospital Authority Revenue, Series A, MBIA Insured, ETM,
                  7.75%, 02/01/07 ..............................................................................        115,460
   1,000,000     Cobb County, Residential Care Facilities Authority Revenue, Refunding, 7.50%, 08/01/15 ........      1,073,060
   1,000,000     Colquitt County Hospital Authority Revenue, Certificates, Colquitt Regional Medical Center,
                  MBIA Insured, 6.70%, 03/01/12 ...............................................................       1,074,800
   1,300,000     Columbia County Water and Sewer Revenue, Series A, AMBAC Insured, 6.90%, 06/01/11 ............       1,402,713
      45,000     Columbus Hospital Authority Revenue, Anticipation Certificates, St. Francis Hospital Project,
                  Series 1987, BIG Insured, Pre-Refunded, 8.25%, 01/01/07 .....................................          48,357
     100,000     Columbus Water and Sewer Revenue, Series 1986, Pre-Refunded, 7.00%, 05/01/06 .................         102,492
     100,000     Commerce, City of, Combined Public Utility Revenue, Refunding & Improvement, AMBAC Insured,
                  Pre-Refunded, 7.50%, 12/01/20 ...............................................................         114,142
   1,000,000     Conyers Water and Sewer Revenue, Series A, AMBAC Insured, 6.60%, 07/01/15 ....................       1,065,170
     750,000     Coweta Association, County Commissioners of Georgia Leasing Program, MBIA Insured,
                  Pre-Refunded, 7.00%, 12/01/10 ...............................................................         834,173
     300,000     Dade County Water and Sewer Authority Revenue, Refunding, FGIC Insured, Pre-Refunded,
                  7.60%, 07/01/15 .............................................................................         340,170
   2,000,000     Dalton Building Authority Revenue, Northwest Trade and Convention, Pre-Refunded, 7.10%, 07/01/11     2,294,320
     100,000     Dekalb County Hospital Authority Revenue, Anticipation Certificates, Dekalb Medical Center,
                  Pre-Refunded, 7.00%, 08/01/09 ...............................................................         111,294
     440,000     Dekalb County Housing Authority, SFMR, GNMA Secured, 7.70%, 02/01/24 .........................         456,060
     600,000     Dekalb County Water and Sewer Revenue, Series 1990, Pre-Refunded, 7.00%, 10/01/10 ............         681,258

 $ 1,315,000     Dekalb Private Hospital Authority Revenue, Anticipation Certificates, Emory University Project,
                  7.00%, 04/01/21 .............................................................................     $ 1,412,165
     500,000     Douglas County School System GO, Pre-Refunded, 7.15%, 01/01/10 ...............................         543,055
     500,000     Downtown Savannah Authority Revenue, Board of Public Education Project, MBIA Insured,
                  Pre-Refunded, 7.20%, 08/01/10 ...............................................................         550,870
     400,000     Downtown Smyrna Development Authority Revenue, Pre-Refunded, 7.125%, 02/01/16 ................         442,988
   1,215,000     East Point Building Authority Revenue, Public Facilities and Equipment Project, AMBAC Insured,
                  6.70%, 02/01/11 .............................................................................       1,292,736
      95,000     Ellijay-Gilmer County Water and Sewer Authority Revenue, Pre-Refunded, 7.875%, 01/01/14 ......         104,579
     975,000     Fitzgerald Housing Authority Mortgage Revenue, Refunding, Bridge Creek, Series A, MBIA Insured,
                  6.50%, 07/01/24 .............................................................................         983,785
     100,000     Fulco Hospital Authority Revenue, Anticipation Certificates, Shepherd Spinal Center Project,
                  Series 1988-A, 7.75%, 09/01/08 ..............................................................         107,746
                 Fulton County Building Authority Revenue,
     400,000      County Government and Health Facilities Project, Pre-Refunded, 7.50%, 01/01/08...............         412,708
     750,000      Human Resources and Government Facilities Program, 7.10%, 01/01/15...........................         820,950
      65,000      Judicial Center Facilities Project, Pre-Refunded, 8.20%, 01/01/15............................          69,807
   1,000,000      Refunding, Judicial Center Facilities Project, 6.50%, 01/01/15...............................       1,044,190
      60,000     Fulton County School District, Unlimited Tax, GO, Pre-Refunded, 7.625%, 05/01/17 .............          65,177
     115,000     Fulton County Water and Sewer Revenue, Pre-Refunded, 8.25%, 01/01/14 .........................         127,594
                 Fulton Dekalb Hospital Authority Revenue,
   1,000,000      Certificates, Grady Memorial Hospital Project, AMBAC Insured, Pre-Refunded, 6.90%, 01/01/15..       1,130,650
   1,000,000      Grady Memorial Hospital Project, AMBAC Insured, Pre-Refunded, 6.90%, 01/01/20................       1,130,650
   1,480,000      Grady Memorial Hospital Project, Series A, AMBAC Insured, Pre-Refunded, 7.25%, 01/01/20......       1,671,808
                 Gainesville Hospital Authority Revenue, Anticipation Certificates, Refunding, Northeast Georgia
                  Health Care Project, Series B, MBIA Insured,
     455,000      7.20%, 10/01/20 .............................................................................         490,413
     470,000      Pre-Refunded, 7.20%, 10/01/20................................................................         519,181
                 Georgia Municipal Electric Authority, Special Obligation, Refunding,
     140,000      Second Crossover Series, 8.125%, 01/01/17....................................................         153,082
   1,000,000      Third Crossover Series, 6.60%, 01/01/18......................................................       1,057,890
                 Georgia Municipal Electric Power Authority Revenue,
     800,000      Refunding, Series R, Pre-Refunded, 7.40%, 01/01/25...........................................         892,416
     635,000      Series A, Pre-Refunded, 7.875%, 01/01/18.....................................................         655,815
     400,000      Series A, Pre-Refunded, 7.40%, 01/01/25......................................................         446,208
   7,500,000      Series E, AMBAC Insured, 6.65%, 01/01/21.....................................................       7,757,850
     100,000      Series S, Pre-Refunded, 7.25%, 01/01/09......................................................         111,092
                 Georgia State HFAR, Homeownership Opportunity Program,
   2,895,000      Series A-1, 6.75%, 06/01/17..................................................................       2,975,278
     950,000      Series C, 6.60%, 12/01/23....................................................................         967,613
   1,000,000     Georgia State HFAR, MFMR, Club Candlewood Project, FSA Insured, 7.15%, 01/01/25 ..............       1,025,600
   2,000,000     Georgia State HFAR, SFMR, Refunding, Series A, 6.60%, 12/01/23 ...............................       2,027,360
                 Georgia State Residential Finance Authority, Homeownership Mortgage,
   1,280,000      Series B, FHA/VA, 7.00%, 12/01/12............................................................       1,348,275
     265,000      Series B, Sub-Series B-1, Convertible Loans, 7.50%, 06/01/17.................................         279,413
     395,000      Series E, Sub-Series E-1, FHA Insured, 7.50%, 06/01/17.......................................         419,569
                 Georgia State Residential Finance Authority, SF Mortgage,
     100,000      Series A, FHA Insured or VA/GML, 8.375%, 12/01/19............................................         105,387
      75,000      Series A-2, FHA Insured or VA/GML, 8.40%, 12/01/18...........................................          78,335
   1,000,000     Georgia State Tollway Authority Revenue, Guaranteed, Georgia 400 Project, 6.80%, 07/01/10 ....       1,101,090
     900,000     Gwinette County Hospital Authority Revenue, Anticipation Certificates, AMBAC Insured,
                 Pre-Refunded, 7.125%, 09/01/19 ...............................................................       1,009,170
   3,300,000     Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured, 6.00%, 10/01/23  .       3,286,503
$  2,000,000     Houston County School District, Intergovernmental Contract Trust, MBIA Insured, 6.00%, 03/01/14   $  2,021,680
   1,000,000     La Grange Water and Sewerage Revenue, Pre-Refunded, 7.375%, 01/01/12 .........................       1,132,350
     850,000     Liberty County IDR, Refunding, Leconte Property, Inc. Project, 7.875%, 12/01/14 ..............         938,681
   1,000,000     Macon-Bibb County Urban Development Authority Revenue, MFHR, Collateralized, Series A,
                  FNMA Secured, 7.50%, 01/01/24 ...............................................................       1,054,810
                 Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue,
   6,230,000      Series A, MBIA Insured, 6.90%, 07/01/20......................................................       6,748,274
     630,000      Series K, 7.25%, 07/01/10....................................................................         678,611
     250,000      Series L, Pre-Refunded, 7.20%, 07/01/10......................................................         279,515
   1,000,000      Series O, 6.55%, 07/01/20....................................................................       1,036,970
                 Monroe County Development Authority, PCR,
     250,000      Georgia Power Co. Plant, Scherer Project, 8.375%, 07/01/17...................................         267,677
   1,500,000      Refunding, Oglethorpe Power Co. Plant, Scherer Project, Series A, 6.80%, 01/01/12............       1,635,105
     100,000     Polk County Water Authority, Water and Sewerage Revenue, Refunding, MBIA Insured,
                  7.00%, 12/01/15  ............................................................................         107,216
                 Private Colleges and Universities Facilities Authority Revenue,
   1,000,000      Emory University Project, 6.875%, 05/01/15...................................................       1,011,420
      50,000      Spelman College Project, MBIA Insured, 7.75%, 06/01/13.......................................          54,518
     250,000     Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series 1988-A,
                  7.875%, 07/01/17 ............................................................................         277,643
   1,500,000     Puerto Rico Commonwealth, Refunding, Series A, 6.00%, 07/01/14 ...............................       1,499,834
                 Puerto Rico Commonwealth Highway Authority Revenue,
     230,000      Refunding, Series R, 7.15%, 07/01/00.........................................................         255,282
     100,000      Series P, Pre-Refunded, 8.125%, 07/01/13.....................................................         112,446
                 Puerto Rico Commonwealth Infrastructure Financing Authority,
     175,000      Special Tax Revenue, Series 1988-A, 7.90%, 07/01/07..........................................         193,218
      50,000      Special Tax Revenue, Series 1988-A, 7.50%, 07/01/09..........................................          54,654
      80,000     Puerto Rico Commonwealth Public Improvement GO, Series A, Pre-Refunded, 7.75%, 07/01/13 ......          89,234
     150,000     Puerto Rico Electric Power Authority Revenue, Refunding, Series M, Pre-Refunded, 8.00%, 07/01/08       168,174
                 Puerto Rico Electric Power Authority Revenue, Water Resources,
      50,000      Refunding, Series N, 7.125%, 07/01/14........................................................          54,578
     130,000      Refunding, Series N, Pre-Refunded, 7.125%, 07/01/14..........................................         144,942
     165,000      Series O, 7.125%, 07/01/14...................................................................         180,111
     235,000      Series O, Pre-Refunded, 7.125%, 07/01/14.....................................................         262,011
     200,000     Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue, Baxter Travenol Labs.,
                  Series A, 8.00%, 09/01/12 ...................................................................         222,056
     110,000     Puerto Rico Municipal Finance Agency, Series 1988-A, 8.25%, 07/01/08 .........................         120,949
                 Puerto Rico PBA, Guaranteed, Public Education and Health Facilities,
      80,000      Series H, Pre-Refunded, 7.875%, 07/01/16.....................................................          87,018
     100,000      Series J, Pre-Refunded, 7.00%, 07/01/19......................................................         109,116
   1,500,000     Putnam County Development Authority PCR, Georgia Power Co. Plant, FGIC Insured,
                  7.25%, 07/01/21 .............................................................................       1,559,865
     200,000     Royston Downtown Development Authority Revenue, Cobb Memorial Hospital Project,
                  Pre-Refunded, 8.20%, 07/01/08 ...............................................................         220,237
   1,000,000     Savannah EDA, IDR, Refunding, Hershey Foods Corp. Project, 6.60%, 06/01/12 ...................       1,065,400
   3,000,000     Savannah Hospital Authority Revenue, Refunding, St. Joseph's Hospital Project, 6.20%, 07/01/23       2,903,250
   4,600,000     Savannah Port Authority PCR, Refunding, Union Carbide Plastic Co., Inc. 7.55%, 08/01/04 ......       4,710,446
                 St. Mary's Housing Authority MFMR,
     700,000      Pine Apartments, Series C, FNMA Secured, 7.375%, 04/01/22....................................         723,044
     500,000      Refunding, Cumberland Oaks Apartments, Series A, FNMA Secured, 7.375%, 09/01/22..............         527,075
     200,000     Sugar Hill Combined Public Utility Revenue, MBIA Insured, Pre-Refunded, 7.35%, 01/01/14 ......         212,708
   2,330,000     Tift County School District, MBIA Insured, 6.125%, 02/01/15 ..................................       2,373,618
     250,000     University of Puerto Rico Revenue, Refunding, Series J, Pre-Refunded, 7.75%, 06/01/07 ........         262,225
$  1,500,000     Walker Dade and Catoosa County Hospital Authority Revenue, Anticipation Certificates, Series A,
                  FGIC Insured, 7.00%, 10/01/10 ...............................................................     $ 1,656,750
   1,780,000     White County IDAR, Refunding, Clark Schwebel Fiber Glass, 6.85%, 06/01/10 ....................       1,865,476
                                                                                                                  --------------
                 Total Long Term Investments (Cost $113,652,131)...............................................     120,405,571
                                                                                                                  --------------
               e Short Term Investments.5%
     600,000     Hapeville Development Authority Industrial Development Revenue, Hapeville Hotel Ltd., Daily VRDN
                  and Put, 3.50%, 11/01/15 (Cost $600,000).....................................................         600,000
                                                                                                                  --------------
                 Total Investments (Cost $114,252,131) 98.7%...................................................     121,005,571
                 Other Assets and Liabilities, Net 1.3%........................................................       1,654,197
                                                                                                                  --------------
                 Net Assets 100.0%.............................................................................    $122,659,768
                                                                                                                  ==============

                 At August 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $114,252,131 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost................................................................     $ 6,821,377
                 Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value ...............................................................         (67,937)
                                                                                                                  --------------
                 Net unrealized appreciation...................................................................     $ 6,753,440
                                                                                                                  ==============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
COP      - Certificate of Participation
EDA      - Economic Development Authority
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assistance
GML      - Guaranteed Mortgage Loan
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFAR     - Housing Finance Agency Revenue
IDAR     - Industrial Development Authority Revenue
IDR      - Industrial Development Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
SF       - Single-Family
SFMR     - Single-Family Mortgage Revenue
VA       - Veterans Administration

eVariable rate demand notes (VRDN's) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST


Statement of Investments in Securities and Net Assets, August 31, 1995 (unaudited)


    Face                                                                                                                Value
   Amount       Franklin Kentucky Tax-Free Income Fund                                                                (Note 1)
                Long Term Investments 97.7%

$   700,000     Ashland PCR, Refunding, Ashland Oil, Inc. Project, 6.65%, 08/01/09..............................      $ 728,539
  1,000,000     Ashland Solid Waste Revenue, Ashland Oil, Inc. Project, 7.20%, 10/01/20.........................      1,047,830
                Boone County PCR, Refunding, Collateralized,
  1,500,000      Cincinnati Gas and Electric Co., Series A, MBIA Insured, 5.50%, 01/01/24.......................      1,400,220
    710,000      Dayton Power and Light Co., Series A, 6.50%, 11/15/22..........................................        737,264
    200,000     Campbell County Water Revenue, District No. 1, 6.60%, 12/01/11..................................        209,648
    325,000     Carroll County PCR, Collateralized, Kentucky Utilities Co. Project, Series B, 6.25%, 02/01/18...        336,346
    750,000     Carroll County Solid Waste Disposal Facilities Revenue, Collateralized, Kentucky Utility Co. Project,
                 Series A, 5.75%, 12/01/23......................................................................        726,533
                Danville Multi-City Lease Revenue,
  1,500,000      Campbellsville, Series B, MBIA Insured, 6.15%, 07/01/12........................................      1,550,130
    125,000      Housing Authority, Jefferson County, 6.50%, 02/01/12...........................................        127,524
    100,000      Shelbyville, Series H, MBIA Insured, 6.70%, 07/01/11...........................................        107,526
                Daviess County Hospital Revenue,
    100,000      Odch, Inc. Project, Series A, MBIA Insured, 6.25%, 08/01/12....................................        102,878
    210,000      Odch, Inc. Project, Series A, MBIA Insured, 6.25%, 08/01/22....................................        214,580
    545,000     Daviess County Public Improvement Corp. Revenue, Refunding, First Mortgage, Court Facilities
                 Project, Series A, 5.70%, 10/01/14.............................................................        531,375
    100,000     Eastern University Revenues, Consolidated Educational Building, Series Q, AMBAC Insured,
                 6.40%, 05/01/08................................................................................        106,988
    200,000     Edgewood Public Properties Corp. Revenue, First Mortgage, Public Facilities Project, 6.70%, 12/01/21    209,896
    500,000     Fulton County Industrial Building Revenue, H.I.S., Inc. Project, 7.50%, 02/01/10................        508,150
    400,000     Guam Airport Authority Revenue, Refunding, Series A, 6.50%, 10/01/23............................        401,436
    225,000     Guam Power Authority Revenue, Series A, 6.30%, 10/01/22.........................................        222,395
    125,000     Hopkins County Hospital Revenue, Trover Clinic Foundation, Inc., MBIA Insured, 6.625%, 11/15/11.        132,638
                Jefferson County Health Facilities Revenue, Jewish Hospital Health Care Services, Inc.,
    750,000      AMBAC Insured, 6.50%, 05/01/15.................................................................        783,173
    720,000      AMBAC Insured, 6.55%, 05/01/22.................................................................        754,265
    100,000     Jefferson County Hospital Revenue, Alliant Health System Project, Series C, MBIA Insured,
                 6.20%, 10/01/04................................................................................        107,004
  2,000,000     Jefferson County MFHR, Watterson Park Apartments Project, Series A, 6.35%, 11/15/11.............      2,004,220
                Jefferson County PCR,
    450,000      DuPont, Series A, 6.30%, 07/01/12..............................................................        480,231
  1,000,000      Louisville Gas and Electric Co. Project, Series B, 5.625%, 08/15/19............................        967,410
    550,000      Louisville Gas and Electric Co. Project, Series C, 5.45%, 10/15/20.............................        519,123
    100,000      Refunding, Louisville Gas and Electric Co. Project, Series A, 7.45%, 06/15/15..................        109,892
    250,000     Jefferson County School District Finance Corp., School Building Revenue, Refunding, Series B,
                 MBIA Insured, 6.20%, 01/01/07..................................................................        266,510
                Kenton County Airport Board Revenue,
    445,000      Delta Airlines Project, Special Facilities, Series A, 7.50%, 02/01/20..........................        469,600
    150,000      Delta Airlines Project, Special Facilities, Series A, 7.125%, 02/01/21.........................        154,713
    445,000      Delta Airlines Project, Special Facilities, Series B, 7.25%, 02/01/22..........................        466,311
                Kenton County Water District No. 001, Waterworks Revenue,
    155,000      Refunding, FGIC Insured, 6.375%, 02/01/17......................................................        162,668
    500,000      Series A, MBIA Insured, 5.80%, 02/01/15........................................................        497,660
    750,000     Kentucky Development Finance Authority, Hospital Revenue, Refunding & Improvement,
                 St. Elizabeth Medical Center, Series A, FGIC Insured, 6.00%, 11/01/10..........................        760,305
    625,000     Kentucky EDA, Hospital Facilities Revenue, St. Elizabeth Medical Center Project, Series A,
                 FGIC Insured, 6.00%, 12/01/22..................................................................        628,481
    500,000     Kentucky EDA Revenue, Refunding & Improvement, Ashland Hospital Corp. Medical Center, Series A,
                 CGIC Insured, 6.125%, 02/01/12.................................................................        510,525
  1,500,000     Kentucky HFC, Housing Revenue, Series C, FHA Insured, 6.40%, 01/01/17...........................      1,503,300


                Kentucky HFC, Housing Revenue, SFMR,
   $ 40,000      Series A, 6.60%, 07/01/11......................................................................       $ 41,207
    300,000      Series A, 5.80%, 01/01/19......................................................................        285,627
    150,000      Series B, 6.60%, 07/01/11......................................................................        154,526
    150,000      Series D, FHA/VA, 7.45%, 01/01/23..............................................................        155,267
                Kentucky Infrastructure Authority Revenue,
    100,000      Revolving Fund Program, Series E, 6.50%, 06/01/11..............................................        103,484
    100,000      Revolving Fund Program, Series G, 6.30%, 06/01/12..............................................        102,141
    500,000      Revolving Fund Program, Series J, 6.375%, 06/01/14.............................................        514,300
  1,400,000     Kentucky Local Correctional Facilities Construction Authority Revenue, Refunding, FSA Insured,
                 5.50%, 11/01/14................................................................................      1,329,972
                Kentucky State Development Finance Authority Revenue,
    100,000      Refunding, Sisters of Charity of Nazareth Health Corp., 6.75%, 11/01/12........................        104,508
    110,000      St. Claire Medical Center Project, Pre-Refunded, 7.125%, 09/01/21..............................        125,443
                Kentucky State Property and Buildings Commission Revenue,
     45,000      Project No. 50, Pre-Refunded, 6.00%, 02/01/10..................................................         48,203
    700,000      Project No. 56, 6.00%, 09/01/14................................................................        703,906
                Kentucky State Turnpike Authority, EDR,
     15,000      Revitalization Road Project, Pre-Refunded, 7.25%, 05/15/10.....................................         16,976
     85,000      Revitalization Road Project, Pre-Refunded, 7.25%, 05/15/10.....................................         96,200
                Lexington-Fayette Urban County Government Revenue, University of Kentucky Library Project,
    500,000      MBIA Insured, 6.625%, 11/01/13.................................................................        530,105
    750,000      MBIA Insured, 6.75%, 11/01/24..................................................................        802,740
                Louisville and Jefferson County Metropolitan Sewer District Revenue, Refunding,
    700,000      Series A, MBIA Insured, 5.50%, 05/15/21........................................................        668,465
    400,000      Series B, MBIA Insured, 5.50%, 05/15/23........................................................        379,304
    500,000     Louisville and Jefferson County Metropolitan Sewer District, Sewer and Drain System Revenue,
                 Refunding, Series A, AMBAC Insured, 6.75%, 05/15/25............................................        537,370
    450,000     Louisville and Jefferson County Regional Airport Authority System Revenue, Series A, MBIA Insured,
                 Series A, MBIA Insured, 5.60%, 07/01/13........................................................        441,509
    500,000     McCracken County Hospital Revenue, Refunding, Mercy Health System, Series A, MBIA Insured,
                 6.40%, 11/01/07................................................................................        546,775
    625,000     Mount Sterling Lease Revenue, Kentucky League Cities Funding, Series A, 6.10%, 03/01/08.........        634,425
     75,000     Owensboro IDR, Refunding, Kmart Corp. Project, 6.80%, 12/01/07..................................         76,541
  1,050,000     Pendleton Multi-County Association Trust, Lease Revenue, Series A, 6.50%, 03/01/19..............      1,060,332
    100,000     Powderly IDR, Refunding, First Mortgage, Kmart Corp. Project, 6.90%, 03/01/07...................        102,655
    350,000     Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series 1988-A, 7.00%, 07/01/19...        371,980
    100,000     Puerto Rico Commonwealth Electric Power Authority Revenue, Water Resources, Series P,
                 7.00%, 07/01/21................................................................................        110,518
  1,580,000     Puerto Rico Commonwealth GO, 6.45%, 07/01/17....................................................      1,626,942
    100,000     Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Refunding, Series V,
                 6.625%, 07/01/12...............................................................................        105,058
    140,000     Puerto Rico Commonwealth Highway Authority Revenue, Refunding, Series R, 6.75%, 07/01/05........        152,067
     50,000     Puerto Rico PBA, Guaranteed Public Education and Health Facilities, Series L, Pre-Refunded,
                 6.875%, 07/01/21...............................................................................         57,456
    350,000     Russell Health System Facilities Revenue, Franciscan Health Center, Series B, 8.10%, 07/01/15...        395,608
    100,000     Somerset Water Project Revenue, MBIA Insured, 6.40%, 12/01/06...................................        103,382
                University of Kentucky Revenues, Community College Educational Buildings,
    350,000      Refunding, Series J, 5.10%, 05/01/10...........................................................        333,981
    100,000      Series I, 6.40%, 05/01/08......................................................................        106,444

  $ 145,000     University of Kentucky Revenues, Consolidated Educational Buildings, Series M, 6.40%, 05/01/10..      $ 152,883
    750,000     University of Louisville Revenues, Refunding, Consolidated Educational Buildings, Series I,
                 5.40%, 05/01/16................................................................................        709,777
                                                                                                                  --------------
                Total Long Term Investments (Cost $33,645,374)..................................................     34,335,364
                                                                                                                  --------------
              e Short Term Investments.8%
    300,000     Puerto Rico Commonwealth Government Development Bank, Refunding, Weekly VRDN and Put,
                 3.20%, 12/01/15 (Cost $300,000)................................................................        300,000
                                                                                                                  --------------
                Total Investments (Cost $33,945,374) 98.5%......................................................     34,635,364
                Other Assets and Liabilities, Net 1.5%..........................................................        514,291
                                                                                                                  --------------
                Net Assets 100.0%...............................................................................    $35,149,655
                                                                                                                  ==============

                At August 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $33,945,374 was as follows:
                Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost..................................................................      $ 995,967
                Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value..................................................................       (305,977)
                                                                                                                  --------------
                Net unrealized appreciation.....................................................................      $ 689,990
                                                                                                                  ==============

PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
CGIC     - Capital Guaranty Insurance Co.
EDA      - Economic Development Authority
EDR      - Economic Development Revenue
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FSA      - Financial Security Assistance
GO       - General Obligation
HFC      - Housing Finance Authority/Agency
IDR      - Industrial Development Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
PBA      - Public Building Authority
PCR      - Pollution Control Revenue
SFMR     - Single-Family Mortgage Revenue
VA       - Veterans Administration

eVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST


Statement  of  Investments  in  Securities  and  Net  Assets,  August  31,  1995
(unaudited)


    Face                                                                                                               Value
   Amount       Franklin Louisiana Tax-Free Income Fund                                                              (Note 1)
                Long Term Investments 98.3%

                Bonds 96.6%
                Ascension Parish Sales and Use Tax,
$   300,000      Gravity Drainage District No. 1, 7.25%, 12/01/06 .............................................       $ 324,438
    300,000      Gravity Drainage District No. 1, 7.25%, 12/01/07 .............................................         324,438
    200,000      Gravity Drainage District No. 1, 7.25%, 12/01/08..............................................         215,976
    500,000     Bastrop, Inc., IDB, PCR, Refunding, International Paper Co. Project, 6.90%, 03/01/07...........         539,385
    150,000     Baton Rouge Public Improvement, Sales and Use Tax Revenue, AMBAC Insured, 7.00%, 08/01/08......         162,093
                Caddo Parish GO,
     60,000      Series A, MBIA Insured, Pre-Refunded, 7.20%, 02/01/08.........................................          65,748
    200,000      Series B, MBIA Insured, Pre-Refunded, 7.20%, 02/01/08.........................................         218,166
    200,000     Caddo Parish School District GO, Refunding, MBIA Insured, Pre-Refunded, 7.20%, 03/01/05........         209,290
    400,000     Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Memorial Hospital Project,
                 BIG Insured, Pre-Refunded, 7.50%, 12/01/18....................................................         428,740
     50,000     Calcasieu Parish Public School ID No. 30, GO, Ward 4, Unlimited Tax, Pre-Refunded, 8.00%, 08/01/04       54,891
                Calcasieu Parish Public Trust Mortgage Authority Revenue, Refunding,
  1,275,000      Series A, 7.75%, 06/01/12.....................................................................       1,351,016
  1,215,000      Series B, 6.875%, 11/01/12....................................................................       1,241,463
  1,380,000     Denham Springs-Livingston Housing and Mortgage Finance Authority, SFMR, ETM 08/01/00,
                 7.20%, 08/01/10 ..............................................................................       1,556,116
  1,500,000     DeSoto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A,
                 7.70%, 11/01/18...............................................................................       1,706,325
                DeSoto Parish GO,
    150,000      School District No. 1, Pre-Refunded, 8.00%, 01/01/09..........................................         166,592
     50,000      School District No. 2, 8.00%, 08/01/06........................................................          55,432
                East Baton Rouge Mortgage Finance Authority,
    840,000      MBS, Series A, 7.875%, 08/01/23...............................................................         889,006
  1,305,000      SF Purchase, Series F, GNMA Secured, 7.875%, 12/01/21.........................................       1,392,148
                East Baton Rouge Parish Public Improvement, Sales and Use Tax,
    145,000      MBIA Insured, 7.25%, 02/01/09.................................................................         153,925
    425,000      MBIA Insured, 7.25%, 02/01/13.................................................................         451,159
    750,000     East Baton Rouge Parish, Sales and Use Tax, FGIC Insured, 5.90%, 02/01/18......................         746,258
     50,000     Franklin Public Improvement GO, Sales and Use Tax Revenue, Refunding, 8.40%, 12/01/03..........          54,188
                Iberville Parish Consolidated School District No. 005,
    245,000      GO, Unlimited Tax, Pre-Refunded, 8.00%, 10/01/04..............................................         275,245
    125,000      Pre-Refunded, 8.125%, 10/01/08................................................................         140,876
    125,000     Jefferson Parish Home Mortgage Authority, SFMR, GNMA Secured, Series A, 8.30%, 04/01/20........         132,078
                Jefferson Parish Road District No. 1, GO,
    100,000      FGIC Insured, Pre-Refunded, 7.40%, 03/01/06...................................................         107,601
     50,000      FGIC Insured, Pre-Refunded, 7.40%, 03/01/08...................................................          53,801
    500,000     Jefferson Parish School Board, Sales and Use Tax Revenue, Series A, ETM 02/01/02, 7.35%, 02/01/03       517,040
    400,000     Lafayette Parish Consolidated School District No. 1, FGIC Insured, Pre-Refunded, 7.70%, 03/01/07        446,352
    415,000     Lafayette Public Electric Power Authority Revenue, Refunding, 7.25%, 11/01/12..................         439,373
                Lafayette Public Improvement, Sales Tax Revenue,
     25,000      Refunding, Series 1988, FGIC Insured, Pre-Refunded, 8.00%, 03/01/08...........................          27,684
    500,000      Series 1989, FGIC Insured, Pre-Refunded, 7.20%, 05/01/12......................................         554,015
                Lafayette Public Trust Financing Authority, SFMR,
    493,317      Refunding, Series A, 8.50%, 11/15/12..........................................................         526,834
     30,000      Series A, ETM 04/01/11, 7.20%, 04/01/11.......................................................          33,608
     95,000     Lafourche Parish Home Mortgage Authority, SFMR, ETM 07/01/00, 7.40%, 07/01/10..................         107,421
  3,000,000     Lake Charles Harbor and Terminal District, Port Facilities Revenue, Refunding, Occidental Petroleum
                 Corp., 7.20%, 12/01/20........................................................................       3,238,379
    750,000     Lake Charles Nonprofit HDC, Section 8 Assisted, Mortgage Revenue, Refunding, Chateau Project,
                 Series 1990-A, CGIC Insured, 7.875%, 02/15/25.................................................         772,709
  1,750,000     Leesville, Inc., IDBR, Refunding, Wal-Mart Stores, Inc. Project, 7.10%, 03/01/11...............       1,852,252
                Bonds (cont.)
$   500,000     Louisiana Gas Fuel Tax Revenue, 7.25%, 11/15/04................................................       $ 548,350
                Louisiana Mortgage, HFAR,
  2,795,000      MF, Refunding, Series A, 7.00%, FHA Insured, 07/01/22.........................................       2,854,981
    750,000      MF, Westview Project, FHA Insured, 7.80%, 04/01/30............................................         786,479
     25,000      SF, GNMA Secured, 9.125%, 11/01/18............................................................          26,204
    750,000      SF, GNMA Secured, 8.30%, 11/01/20.............................................................         779,662
  1,600,000     Louisiana Office Capital Facility Corp., Non-Profit Corp., 7.75%, 12/01/10.....................       1,760,096
                Louisiana Public Facilities Authority, Hospital Revenue, Refunding,
     75,000      Touro Infirmary Project, Series A, BIG Insured, Pre-Refunded, 8.00%, 06/01/09.................          83,563
  3,000,000      Women's Hospital Foundation Project, 7.25%, 10/01/22..........................................       3,073,740
     65,000      Women's Hospital Foundation Project, FGIC Insured, Pre-Refunded, 8.125%, 10/01/14.............          73,256
                Louisiana Public Facilities Authority Revenue,
    930,000      Alton Ochsner Medical Foundation Project, Series C, MBIA Insured, 6.50%, 05/15/22.............         960,392
     63,348      MFHR, Pontchartrain Apartments, Carriage House Apartments Project, Series A, GNMA Secured,
                 8.375%, 07/20/23..............................................................................          66,767
    200,000      Refunding, Jefferson Parish Eastbank Office, FGIC Insured, 7.70%, 08/01/10....................         222,142
  2,411,900      SFM Purchase, Series C, 8.45%, 12/01/12.......................................................       2,567,010
  1,500,000      Student Loan, Series A, Sub-Series 3, 7.00%, 09/01/06.........................................       1,570,140
     50,000      Tulane University, Series B, Pre-Refunded, 8.00%, 08/15/15....................................          54,497
     35,000     Louisiana Public Facilities Authority, SFM Purchase, Series C, GNMA Secured, 8.80%, 04/01/13...          36,733
  5,000,000     Louisiana Stadium District, Hotel Occupancy Tax and Stadium Revenue, Refunding, Series A,
                 FGIC Insured, 6.00%, 07/01/16.................................................................       5,003,400
    700,000     Louisiana State GO, Series A, CGIC Insured, Pre-Refunded, 7.375%, 05/01/05.....................         729,589
                Louisiana State Offshore Terminal Authority, Deepwater Port Revenue, Refunding, Loop, Inc. Project
                 First Stage,
  1,000,000      Series B, 7.20%, 09/01/08.....................................................................       1,096,420
  1,000,000      Series E, 7.60%, 09/01/10.....................................................................       1,105,790
  1,050,000     Mississippi River Bridge Authority Revenue, 6.75%, 11/01/12....................................       1,103,981
     50,000     Morgan City GO, Sales and Use Tax Revenue, Refunding, Pre-Refunded, 8.40%, 12/01/03............          55,366
                Natchitoches Parish GO, Consolidated School,
    125,000      District No. 7, Pre-Refunded, 8.30%, 03/01/10.................................................         141,756
    230,000      District No. 7, Series B, Pre-Refunded, 7.50%, 03/01/09.......................................         257,745
    235,000      District No. 7, Series B, Pre-Refunded, 7.50%, 03/01/10.......................................         263,348
     65,000     New Orleans Audubon Park Commission, Aquarium Project, MBIA Insured, Pre-Refunded,
                 7.90%, 10/01/08...............................................................................          71,045
    560,000     New Orleans Home Mortgage Authority, SFMR, Series A, ETM 04/01/00, 7.50%, 10/01/18.............         588,252
     50,000     New Orleans International Airport Revenue, Series A, FGIC Insured, Pre-Refunded, 8.875%, 08/01/17        55,123
    300,000     New Orleans Public Improvement GO, CGIC Insured, Pre-Refunded, 7.125%, 10/01/03................         324,270
  2,000,000     New Orleans GO, Refunding, AMBAC Insured, 6.00%, 09/01/21 .....................................       1,994,740
  1,000,000     New Roads Electric System Revenue, 7.00%, 07/01/17.............................................       1,048,750
     50,000     Orleans Levee District Public Improvement, Refunding, Series A, 8.25%, 11/01/15................          51,468
                Orleans Parish Law Enforcement District, GO,
    185,000      AMBAC Insured, 7.10%, 05/01/05................................................................         199,114
    750,000      AMBAC Insured, 7.10%, 05/01/10................................................................         809,460
  3,500,000     Ouachita Parish Hospital Service Revenue, District No. 1, Glenwood Regional Medical Center,
                 7.50%, 07/01/21...............................................................................       3,711,470
     75,000     Plaquemines Parish GO, Unlimited Tax, Pre-Refunded, 8.40%, 08/01/06............................          83,345
                Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
    500,000      Series A, 7.90%, 07/01/07.....................................................................         555,190
  1,000,000      Series A, 7.875%, 07/01/17....................................................................       1,110,570
    350,000      Series A, 7.00%, 07/01/19.....................................................................         371,980
    500,000     Puerto Rico Commonwealth GO, Series 1990, Pre-Refunded, 7.70%, 07/01/20........................         581,390
                Bonds (cont.)
$   220,000     Puerto Rico Commonwealth Highway Authority Revenue, Series R, 7.20%, 07/01/01..................       $ 247,172
  1,000,000     Puerto Rico Commonwealth Highway Transportation Authority Revenue, Series S, Pre-Refunded,
                 8.00%, 07/01/18...............................................................................       1,174,270
                Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue,
    525,000      Series 1988-A, 7.90%, 07/01/07................................................................         579,653
    100,000      Series 1988-A, 7.75%, 07/01/08................................................................         109,962
                Puerto Rico Electric Power Authority Revenue,
    100,000      Refunding, Series M, Pre-Refunded, 8.00%, 07/01/08............................................         112,116
  1,400,000      Series P, 7.00%, 07/01/21.....................................................................       1,547,252
                Puerto Rico Electric Power Authority Revenue, Refunding, Water Resources,
    560,000      Series N, 7.125%, 07/01/14....................................................................         611,285
  1,040,000      Series N, Pre-Refunded, 7.125%, 07/01/14......................................................       1,159,538
                Puerto Rico HFC, SFMR, Portfolio No. 1,
     85,000      Series A, GNMA Secured, 7.80%, 10/15/21.......................................................          88,868
    295,000      Series B, GNMA Secured, 7.65%, 10/15/22.......................................................         311,673
  1,000,000      Series C, GNMA Secured, 6.85%, 10/15/23.......................................................       1,037,630
    150,000     Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue, Baxter Travenol Labs.,
                 Series A, 8.00%, 09/01/12.....................................................................         166,542
                Puerto Rico PBA, Guaranteed Public Education and Health Facilities,
    100,000      Series H, Pre-Refunded, 7.875%, 07/01/16......................................................         108,772
  1,000,000      Series J, Pre-Refunded, 7.25%, 07/01/17.......................................................       1,097,770
     75,000     Rapides Parish GO, Consolidated School District No. 52, Pineville, 8.40%, 03/01/03.............          81,764
  1,370,000     Rapides Parish Housing and Mortgage Finance Authority, SFM, ETM 08/01/00, 7.25%, 08/01/10......       1,471,503
                St. Bernard Parish Home Mortgage Authority Revenue, SFMR,
    988,401      Refunding, Series A, 8.00%, 03/25/12..........................................................       1,063,095
    435,000      Series A, FGIC Insured, ETM 09/01/00, 7.50%, 09/01/10.........................................         506,453
  2,500,000     St. Charles Parish, PCR, Louisiana Power and Light Co. Project, 7.50%, 06/01/21................       2,648,225
                St. Charles Parish, Solid Waste Disposal Revenue,
  1,500,000      Louisiana Power and Light Co. Project, 7.05%, 04/01/22........................................       1,554,960
    750,000      Louisiana Power and Light Co. Project, Series A, 7.00%, 12/01/22..............................         779,325
  2,365,000     St. James Parish COP, Juvenile Detention Facility, Pre-Refunded, 7.50%, 07/01/10...............       2,433,774
                St. John's Baptist Parish,
    430,000      Sales Tax District, 7.30%, 12/01/08...........................................................         469,435
    275,000      Sales Tax District, 7.30%, 12/01/09...........................................................         297,930
     50,000     St. Mary's Parish Public Improvement, Sales and Use Tax Revenue, Refunding, Pre-Refunded,
                 8.40%, 12/01/03...............................................................................          55,366
    598,656     St. Mary's Public Trust Financing Authority, SFMR, Refunding, Series A, 7.625%, 03/25/12.......         637,383
    125,000     St. Tammany's Parish Hospital Service Revenue, District No. 2, Pre-Refunded, 8.00%, 10/01/08...         140,431
                St. Tammany's Public Trust Financing Authority, SFMR,
    165,000      Series A, ETM 07/01/00, 7.20%, 07/01/10.......................................................         191,692
     50,000      Series A, ETM 07/01/11, 7.20%, 07/01/11.......................................................          55,622
    150,000     Shreveport GO, Series A, Pre-Refunded, 7.50%, 01/01/09.........................................         164,445
  3,500,000     Shreveport Water and Sewer Revenue, Refunding, Series A, FGIC Insured, 5.95%, 12/01/14.........       3,516,135
  5,500,000     Tangipahoa Parish Hospital Service Revenue, District No. 1, Refunding, AMBAC Insured,
                 6.25%, 02/01/24...............................................................................       5,575,130
    125,000     Terrebonne Parish Hospital Service Revenue, District No. 1, Refunding, Terrebonne General Medical
                 Center Project, BIG Insured, 7.50%, 04/01/15..................................................         134,518
    205,000     Ville Platte Utilities Revenue, Refunding, Pre-Refunded, 7.80%, 05/01/02.......................         230,014
                West Feliciana Parish, PCR,
  6,500,000      Gulf States Utilities, 7.70%, 12/01/14........................................................       6,913,725
  5,000,000      Refunding, Gulf States Utilities, 8.00%, 12/01/24.............................................       5,299,850
                Total Bonds (Cost $95,278,361).................................................................     100,882,913
              c Zero Coupon Bonds1.7%
$ 5,000,000     Shreveport Water and Sewer Revenue, Refunding, Series B, FGIC Insured, (original accretion rate
                 7.05%), 12/01/11 (Cost $1,274,600)............................................................     $ 1,798,450
                                                                                                                  --------------
                Total Long Term Investments (Cost $96,552,961).................................................     102,681,363
                                                                                                                  --------------
              e Short Term Investments.1%
    100,000     East Baton Rouge Parish, PCR, Refunding, Rhone Poulenc Inc. Project,
                Daily VRDN and Put, 3.55%, 06/01/98 (Cost $100,000)............................................         100,000
                                                                                                                  --------------
                Total Investments (Cost $96,652,961) 98.4%.....................................................     102,781,363
                Other Assets and Liabilities, Net 1.6%.........................................................       1,706,855
                                                                                                                  --------------
                Net Assets 100.0%..............................................................................    $104,488,218
                                                                                                                  ==============

                At August 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $96,652,961 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost.................................................................      $6,131,808
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value...............................................................          (3,406)
                                                                                                                  --------------
                Net unrealized appreciation....................................................................     $ 6,128,402
                                                                                                                  ==============



PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Agency
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDC      - Housing Development Corp.
HFAR     - Housing Finance Agency Revenue
HFC      - Housing Finance Corp.
ID       - Improvement District
IDB      - Industrial Development Board
IDBR     - Industrial Development Board Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MBS      - Mortgage-Backed Securities
MF       - Multi-Family
MFHR     - Multi-Family Housing Revenue
PBA      - Public Building Authority
PCR      - Pollution Control Revenue
PCFA     - Pollution Control Financing Authority
SF       - Single-Family
SFM      - Single-Family Mortgage
SFMR     - Single-Family Mortgage Revenue


cZero coupon bonds. The current effective yield may vary. The original accretion rate will remain constant. eVariable rate demand notes (VRDN's) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST


Statement  of  Investments  in  Securities  and  Net  Assets,  August  31,  1995
(unaudited)


    Face                                                                                                               Value
   Amount       Franklin Maryland Tax-Free Income Fund                                                               (Note 1)
                 Investments  97.6%............................................................................

$    200,000     Anne Arundel County GO, Second Issue, 7.75%, 03/15/08.........................................       $ 222,304
   1,650,000     Anne Arundel County Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.00%, 01/01/26......       1,622,676
   9,500,000     Anne Arundel County PCR, Refunding, Baltimore Gas and Electric Co. Project, 6.00%, 04/01/24...       9,514,155
   4,250,000     Baltimore Convention Center Revenue, FGIC Insured, 6.15%, 09/01/19............................       4,344,010
     545,000     Baltimore COP, Refunding, Series C, MBIA Insured, 7.25%, 04/01/16.............................         602,972
      90,000     Baltimore County Authority Revenue, Series 1989, 7.20%, 07/01/19..............................          97,015
     600,000     Baltimore County GO, Pension Fund, Pre-Refunded, 7.75%, 07/01/16..............................         619,530
                 Baltimore County Mortgage Revenue, Refunding, Old Orchard Apartments Project,
   1,000,000      Series A, MBIA Insured, 7.00%, 07/01/16......................................................       1,043,830
   3,000,000      Series A, MBIA Insured, 7.125%, 01/01/27.....................................................       3,148,440
                 Baltimore Economic Development Lease Revenue, Refunding,
   1,640,000      Armistead Partnership, Series A, 6.75%, 08/01/02.............................................       1,769,970
   3,225,000      Armistead Partnership, Series A, 7.00%, 08/01/11.............................................       3,455,491
   1,000,000     Baltimore GO, Series B, 7.15%, 10/15/08.......................................................       1,158,710
   1,850,000     Baltimore Port Facilities Revenue, Consolidated Coal Sales, Series A, 6.50%, 10/01/11.........       1,980,462
     250,000     Bel Air COP, Parking Facilities, CGIC Insured, Pre-Refunded, 7.80%, 06/01/10..................         282,943
     350,000     Frederick County College Revenue, Hood College Project, 7.20%, 07/01/09.......................         374,399
     500,000     Frederick County EDR, Refunding, Manekin Frederick Project, Series A, 7.50%, 12/01/14.........         555,070
     200,000     Frederick County GO, Public Facilities, Pre-Refunded, 7.20%, 04/01/07.........................         222,782
  10,000,000     Gaithersburg Hospital Facilities Improvement Revenue, Shady Grove Hospital, Series A,
                  Pre-Refunded, 8.25%, 09/01/21................................................................      12,055,000
   5,000,000     Gaithersburg Hospital Facilities Revenue, Refunding & Improvement, Shady Grove Hospital,
                  FSA Insured, 6.00%, 09/01/21.................................................................       5,004,150
   3,420,000     Gaithersburg Nursing Home Revenue, Refunding, Shady Grove Adventist, Series A, Pre-Refunded,
                  9.00%, 09/01/22 .............................................................................       3,655,364
   3,000,000     Harford County Mortgage Revenue, Refunding, Greenbrier V Apartments Project, Series A,
                  FHA Insured, 6.50%, 11/01/26.................................................................       3,014,250
   1,250,000     Howard County EDR, Refunding, 7.75%, 06/01/12.................................................       1,361,013
     215,000     Howard County Metropolitan District, Series A, Pre-Refunded, 7.40%, 02/15/18..................         238,194
     300,000     Kent County College Revenue, Refunding, Washington College Project, 7.70%, 07/01/18...........         325,461
   1,900,000     Maryland Environmental Services, COP, Water and Waste Facilities, Series A, 6.70%, 06/01/11...       2,028,801
     650,000     Maryland Local Government Insurance Trust Capitalization Program, Series A, 7.125%, 08/01/09..         710,346
     350,000     Maryland State CDA, Department of Economic and Community Development, SF Program,
                  First Series, 7.00%, 04/01/14................................................................         360,276
   1,000,000     Maryland State CDA, Department of Economic and Community Development, SFHR Program,
                  Fourth Series, 7.30%, 04/01/17...............................................................       1,048,990
                 Maryland State CDA, Department of Housing and Community Development,
     130,000      Infrastructure Financing, Series A, AMBAC Insured, 7.25%, 06/01/09...........................         140,845
   2,000,000      MFH Mortgage, Series E, 7.10%, 05/15/28......................................................       2,067,820
   1,000,000      MFHR Mortgage, Series A, 7.80%, 05/15/32.....................................................       1,054,540
   1,800,000      MFHR Mortgage, Series A, 6.85%, 05/15/33.....................................................       1,837,512
   1,000,000      MFHR Mortgage, Series D, 7.70%, 05/15/20.....................................................       1,067,620
     995,000      SF Program, First Series, 7.375%, 04/01/10...................................................       1,039,805
     140,000      SF Program, First Series, 7.40%, 04/01/17....................................................         145,998
     750,000      SF Program, Second Series, 7.60%, 04/01/23...................................................         788,603
     375,000      SF Program, Second Series, 7.85%, 04/01/29...................................................         396,953
     300,000      SF Program, Third Series, 7.375%, 04/01/26...................................................         308,982
   1,500,000      SF Program, Third Series, 7.25%, 04/01/27....................................................       1,559,955
   1,000,000      SF Program, Fourth Series, 7.45%, 04/01/32...................................................       1,039,680
   1,990,000      SF Program, Fifth Series, 6.85%, 04/01/11....................................................       2,075,630
      30,000      SF Program, Sixth Series, 8.125%, 04/01/17...................................................          31,298

                 Maryland State Community Development Administration, MFHR,
$    200,000      Department of Economics and Community Development, Series A, 7.375%, 05/15/26................       $ 205,174
      30,000      Department of Housing and Community Development, Series A, 7.50%, 05/15/31...................          31,231
   1,000,000     Maryland State EDC Lease Revenue, Hilton Street Facilities, Series A, 7.00%, 01/01/10.........       1,090,870
                 Maryland State Health and Higher Educational Facilities Authority Revenue,
     750,000      Bon Secours Heartland, Issue A, Pre-Refunded, 7.375%, 09/01/17...............................         858,045
   1,000,000      Doctors Community Hospital, Pre-Refunded, 8.75%, 07/01/12....................................       1,204,140
     250,000      Doctors Community Hospital, Pre-Refunded, 8.75%, 07/01/22....................................         301,035
     150,000      Franklin Square Hospital, MBIA Insured, 7.50%, 07/01/19......................................         165,636
     700,000      Good Samaritan Hospital, Pre-Refunded, 7.50%, 07/01/21.......................................         791,287
     100,000      Hartford Memorial Hospital and Fallston General Hospital, 8.50%, 07/01/14....................         105,556
     500,000      Holy Cross Hospital, Series A, AMBAC Insured, 7.125%, 07/01/10...............................         551,480
     100,000      Howard County General Hospital, Pre-Refunded, 7.00%, 07/01/17................................         107,158
   1,500,000      Johns Hopkins Hospital, Pre-Refunded, 7.00%, 07/01/23........................................       1,695,405
   1,700,000      Kernan Hospital, Connie Lee Insured, 6.10%, 07/01/24.........................................       1,713,209
   1,095,000      Mercy Medical Center, Pre-Refunded, 8.00%, 07/01/20..........................................       1,255,647
     100,000      North Arundel Hospital, BIG Insured, Pre-Refunded, 7.875%, 07/01/21..........................         111,729
   3,000,000      Refunding, Doctors Community Hospital, 5.75%, 07/01/13.......................................       2,593,740
   2,000,000      Refunding, Good Samaritan Hospital, 5.75%, 07/01/19..........................................       1,881,420
     150,000      Refunding, Johns Hopkins Hospital, 7.375%, 07/01/09..........................................         160,287
     100,000      Refunding, Johns Hopkins University, 7.375%, 07/01/08........................................         108,068
   1,000,000      Sinai Hospital of Baltimore, AMBAC Insured, Pre-Refunded, 7.00%, 07/01/19....................       1,130,270
   1,350,000     Maryland State IDA Financing, EDR, FSA Insured, 7.10%, 07/01/18...............................       1,497,272
   6,000,000     Maryland State IDAR Financing, American Center Physics Headquarters, 6.625%, 01/01/17.........       6,118,260
   4,655,000     Maryland State Stadium, Authority Lease Revenue, Convention Center Expansion, AMBAC Insured,
                  5.875%, 12/15/14.............................................................................       4,675,435
     500,000     Maryland State Stadium Authority, Sports Facilities Lease Revenue, Series D, 7.60%, 12/15/19..         548,185
   5,400,000     Maryland State Transportation Facilities Authority Revenue, Refunding, Series 1992,
                  5.75%, 07/01/13 .............................................................................       5,310,900
                 Maryland Water Quality Financing Administration Revenue, Revolving Loan Fund,
   1,245,000      Series A, 7.25%, 09/01/11....................................................................       1,388,549
   1,000,000      Series A, 6.55%, 09/01/14....................................................................       1,068,880
   1,565,000      Series B, 6.70%, 09/01/13....................................................................       1,705,787
                 Montgomery County Housing Opportunities Commission, MFMR,
   1,580,000      Series A, 7.25%, 07/01/11....................................................................       1,660,438
   2,410,000      Series A, 7.00%, 07/01/23....................................................................       2,479,866
                 Montgomery County Housing Opportunities Commission, SFMR,
   2,055,000      Series A, 6.80%, 07/01/17....................................................................       2,095,853
     460,000      Series A, 7.50%, 07/01/17....................................................................         485,728
     195,000      Series A, 7.625%, 07/01/17...................................................................         202,369
     275,000     Montgomery County Parking Revenue, Silver Spring Parking Lot District, Series A, Pre-Refunded,
                  7.00%, 06/01/08 .............................................................................         295,419
     500,000     Morgan State University Academic and Auxiliary Facilities Fees Revenue, Series A, MBIA Insured,
                  Pre-Refunded, 7.00%, 07/01/20................................................................         565,135
                 Northeast Solid Waste Disposal Authority Revenue, Montgomery County Resources Recreation Project,
   3,100,000      Series A, 6.20%, 07/01/10....................................................................       3,131,434
   6,000,000      Series A, 6.30%, 07/01/16....................................................................       6,016,680
                 Ocean City, Refunding,
   1,880,000      MBIA Insured, 5.75%, 03/15/12................................................................       1,891,750
   1,120,000      MBIA Insured, 5.75%, 03/15/13................................................................       1,122,598
   1,180,000      MBIA Insured, 5.75%, 03/15/14................................................................       1,177,310
   2,050,000     Prince George's County COP, Real Estate Acquisition Program II, MBIA Insured, 6.00%, 09/15/14.       2,088,028


$    130,000     Prince George's County GO, Consolidated Public Improvement, Series A, Pre-Refunded,
                  7.20%, 02/01/08 .............................................................................      $  143,367
                 Prince George's County Hospital Revenue,
   3,500,000      Dimensions Health Corp., Pre-Refunded, 7.25%, 07/01/17.......................................       4,099,900
   1,000,000      Dimensions Health Corp., Pre-Refunded, 7.00%, 07/01/22.......................................       1,156,890
   5,500,000     Prince George's County Housing Authority, MFHR, Emerson House Project, Series A, 7.00%, 04/15/19     5,627,270
   2,900,000     Prince George's County Housing Authority Mortgage Revenue, Refunding, New Keystone
                  Apartments Project, Series A, MBIA Insured, 6.80%, 07/01/25..................................       2,966,091
   2,750,000     Prince George's County IDA Lease Revenue, Upper Marlboro Justice Center Project, MBIA Insured,
                  5.80%, 06/30/14 .............................................................................       2,751,760
     500,000     Prince George's County, Maryland Parking Authority Revenue, Refunding, Justice Center Facilities
                  Project, 6.45%, 05/01/05.....................................................................         545,050
                 Prince George's County PCR, Refunding,
   1,200,000      Potomac Electric Project, 6.00%, 09/01/22....................................................       1,204,944
   2,975,000      Potomac Electric Project, 6.375%, 01/15/23...................................................       3,110,065
   1,570,000     Prince George's County Solid Waste Management System Revenue, Series 1990, Pre-Refunded,
                  7.00%, 06/30/08 .............................................................................       1,774,430
   1,145,000     Rockville Mortgage Revenue, Refunding, Summit Apartments Project, Series A, MBIA Insured,
                  5.70%, 01/01/26 .............................................................................       1,068,514
                 Washington Suburban Sanitary District,
     100,000      General Construction, Pre-Refunded, 7.25%, 12/01/09..........................................         111,039
   1,200,000      General Construction, Refunding, Pre-Refunded, 7.375%, 01/01/07..............................       1,276,632
                                                                                                                  --------------
                 Total Investments (Cost $153,709,918)97.6%....................................................     161,795,060
                 Other Assets and Liabilities, Net2.4%.........................................................       3,951,521
                                                                                                                  --------------
                 Net Assets100.0%..............................................................................    $165,746,581
                                                                                                                  ==============

                 At August 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $153,709,918 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost................................................................     $ 8,799,487
                 Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value................................................................        (714,345)
                                                                                                                  --------------
                 Net unrealized appreciation...................................................................     $ 8,085,142
                                                                                                                  ==============



PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CDA      - Community Development Authority/Agency
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
EDC      - Economic Development Corp.
EDR      - Economic Development Revenue
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority
FSA      - Financial Security Assistance
GO       - General Obligation
IDA      - Industrial Development Authority/Agency
IDAR     - Industrial Development Authority/Agency Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MFH      - Multi-Family Housing
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
PCR      - Pollution Control Revenue
SF       - Single-Family
SFHR     - Single-Family Housing Revenue
SFMR     - Single-Family Mortgage Revenue


The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST



Statement  of  Investments  in  Securities  and  Net  Assets,  August  31,  1995
(unaudited)


    Face                                                                                                               Value
   Amount       Franklin Missouri Tax-Free Income Fund                                                               (Note 1)
                 Long Term Investments 98.1%

$    500,000     Audrain County Hospital Revenue, Refunding, Audrain Medical Center Project, AMBAC Insured,
                  7.35%, 11/01/08 .............................................................................       $ 566,625
     600,000     Bi-State Development Agency, Missouri-Illinois Metropolitan District Revenue, Refunding,
                  Arch Parking Facility, 7.25%, 01/02/13.......................................................         613,152
   3,000,000     Bi-State Development Agency, Missouri-Illinois Metropolitan No. 5, Refunding, American Commercial
                  Terminals, 7.75%, 06/01/10l .................................................................       3,276,150
   1,400,000     Bowling Green School District R1, Building Corp. Leasehold Revenue, MBIA Insured, 6.50%, 03/01/13    1,467,718
   1,180,000     Christian County Reorganized School District No. R-6, AMBAC Insured, 7.05%, 03/01/11..........       1,300,738
                 Franklin County Consolidated School District No. 2, GO,
     500,000      FGIC Insured, Pre-Refunded, 7.20%, 03/01/05..................................................         536,890
     500,000      FGIC Insured, Pre-Refunded, 7.25%, 03/01/06..................................................         537,475
                 Guam Airport Authority Revenue,
   1,075,000      Refunding, Series A, 6.50%, 10/01/23.........................................................       1,078,859
     500,000      Series B, 6.60%, 10/01/10....................................................................         509,160
   4,000,000      Series B, 6.70%, 10/01/23....................................................................       4,028,800
   3,000,000     Jackson County IDAR, St. Joseph's Health Care Center Corp., MBIA Insured, 6.50%, 07/01/19.....       3,136,740
     880,000     Jackson County Lease COP, Longview Recreation Complex Project, Pre-Refunded, 8.00%, 11/01/07..         963,582
     370,000     Jefferson County Reorganized School District No. R-3, AMBAC Insured, 7.00%, 03/01/09..........         397,432
                 Joplin Catholic Health Facilities Corp. Revenue, IDA, St. John's Regional Medical Center Project,
     200,000      Refunding, Series 1987, MBIA Insured, 7.125%, 06/01/14.......................................         210,908
     150,000      Series 1987, 7.125%, 06/01/14................................................................         156,447
                 Joplin School District Building Corp., Leasehold Revenue, Capital Improvement Project,
     200,000      FGIC Insured, Pre-Refunded, 7.40%, 09/01/03..................................................         209,756
     100,000      FGIC Insured, Pre-Refunded, 7.45%, 03/01/04..................................................         104,926
     605,000     Kansas City Airport Revenue, General Improvement, Series B, CGIC Insured, 6.875%, 09/01/12....         650,581
   3,345,000     Kansas City, IDA, MFHR, Mews Apartments Project, Series A, 6.30%, 07/01/20....................       3,307,369
                 Kansas City MAC, Leasehold Revenue, Capital Improvement,
   7,790,000      Citywide Infrastructure, Series B, CGIC Insured, 6.50%, 03/01/14.............................       8,204,584
   1,750,000      Refunding, Roe Bartle, Series B-1, AMBAC Insured, 7.125%, 04/15/16...........................       1,899,695
   2,905,000      Roe Bartle, Series B, AMBAC Insured, 6.625%, 04/15/15........................................       3,104,980
   1,665,000      Truman Medical Center, Series A, 7.00%, 11/01/11.............................................       1,773,175
   1,850,000     Kansas City School District, Building Corp. Leasehold Revenue, Capital Improvement Project,
                  Series A, FGIC Insured, Pre-Refunded, 7.90%, 02/01/08........................................       2,045,009
   3,525,000     Kansas City Tax Increment Financing Commission, Tax Increment Revenue, Briarcliff West Project,
                  Series B, 7.00%, 11/01/14....................................................................       3,643,405
   1,800,000     Kansas City Water Revenue, 7th Issue, Series A, 7.00%, 12/01/08...............................       1,878,156
      75,000     Lee's Summit, COP, 8.50%, 08/01/02............................................................          79,228
               d Lee's Summit, IDAR, John Knox Village Project,
   1,000,000      6.55%, 08/15/10..............................................................................       1,022,400
   2,000,000      6.625%, 08/15/13.............................................................................       2,023,740
      40,000     Marion County Nursing Home District Revenue, Refunding, Pre-Refunded, 9.00%, 08/01/03.........          43,629
   1,000,000     Missouri School Board Association, COP, Lease Participation, North St. Francois County Project,
                  MBIA Insured, Pre-Refunded, 7.375%, 04/01/10.................................................       1,092,000
                 Missouri School Board Association, COP, Pooled Finance Program,
     130,000      Series A-3, BIG Insured, 7.875%, 03/01/06....................................................         137,326
     225,000      Series A-5, BIG Insured, 7.375%, 03/01/06....................................................         239,634
                 Missouri State Environmental Improvement and Energy Resources Authority, PCR,
     950,000      Revolving Fund, Lee's Summit, Series B, 7.125%, 12/01/10.....................................       1,048,724
   4,500,000      Revolving Fund, Series A, 6.55%, 07/01/14....................................................       4,790,700
   1,945,000      Revolving Fund, Springfield Project, Series A, 7.00%, 10/01/10...............................       2,131,953
   1,000,000      Revolving Fund Program, Series A, CGIC Insured, 6.05%, 07/01/16..............................       1,018,170
   2,000,000      Revolving Fund Program, Series B, 7.20%, 07/01/16............................................       2,271,780


                 Missouri State Environmental Improvement and Energy Resources Authority, PCR, National Rural
                 Association Electric Project,
$     50,000      Series 1984 G-4, 8.25%, 11/15/14.............................................................        $ 52,702
      20,000      Series 1984 G-5, 7.90%, 11/15/14.............................................................          20,966
     230,000      Series 1984 G-6, 7.90%, 11/15/14.............................................................         241,601
   2,100,000      Series 1984 G-6, AMBAC Insured, 5.85%, 02/01/13..............................................       2,090,781
   2,390,000     Missouri State Environmental Improvement and Energy Resources Authority, Union Electric Project,
                  7.40%, 05/01/20 .............................................................................       2,623,575
                 Missouri State Health and Educational Facilities Authority, Health Facilities Revenue,
   2,000,000      Barnes Hospital, Pre-Refunded, 7.125%, 12/15/20..............................................       2,290,780
     100,000      Bethesda Health Group, Inc. Project, Pre-Refunded, 8.00%, 04/01/13...........................         110,238
   2,250,000      Children's Mercy Hospital Project, MBIA Insured, 5.65%, 05/15/23.............................       2,170,508
   3,500,000      Lake of The Ozarks General Hospital, 8.00%, 02/15/11.........................................       3,707,865
     200,000      Memorial Community Hospital, Association of Jefferson City, 8.25%, 04/15/99..................         206,790
     125,000      Refunding, Charles E. Still Osteopathic Hospital Project, 7.625%, 02/01/08...................         126,595
     865,000      Refunding, Heartland Health Systems Project, 8.125%, 10/01/10................................         963,731
     570,000      Refunding, St. John's Regional Medical Center, MBIA Insured, Pre-Refunded, 7.70%, 09/01/15...         605,614
   2,500,000      Refunding & Improvement, Christian Health, Series A, FGIC Insured, Pre-Refunded,
                   6.875%, 02/15/21............................................................................       2,829,400
     950,000      Sisters of St. Mary's Health Care Project, BIG Insured, Pre-Refunded, 7.75%, 06/01/16........       1,055,792
     175,000      Spelman-St. Luke's Hospital Corp. Project, Pre-Refunded, 7.875%, 10/01/18....................         196,413
                 Missouri State Health and Educational Facilities Authority Revenue,
   5,000,000      Health Midwest, Series A, MBIA Insured, 6.40%, 02/15/15......................................       5,194,400
     700,000      Health Midwest, Series B, MBIA Insured, 6.10%, 06/01/11......................................         721,609
   1,990,000      Health Midwest, Series B, MBIA Insured, 6.25%, 06/01/14......................................       2,071,889
   1,100,000      Health Midwest, Series B, MBIA Insured, 6.25%, 02/15/22......................................       1,124,519
   2,745,000      Heartland Health System Project, AMBAC Insured, 6.35%, 11/15/17..............................       2,845,165
   1,000,000      Refunding, SSM Health Care, Series AA, MBIA Insured, 6.25%, 06/01/16.........................       1,026,250
      50,000      Refunding, St. Louis University, Series A, AMBAC Insured, 7.875%, 06/01/12...................          53,386
     300,000      Refunding & Improvement, Freeman Hospital Project, Pre-Refunded, 7.40%, 09/01/13.............         316,434
   1,200,000      Refunding & Improvement, St. Luke's Hospital of Kansas City Project, MBIA Insured,
                   Pre-Refunded, 7.00%, 11/15/13...............................................................       1,382,184
                 Missouri State Housing Development Commission,
   2,240,000      Series B, GNMA Secured, 6.40%, 12/01/24......................................................       2,255,232
     175,000      SFMR, Series A, GNMA Secured, 7.90%, 02/01/21................................................         183,244
     490,000      SFMR, Series A, GNMA Secured, 7.625%, 02/01/22...............................................         513,496
   2,000,000      SFMR, Series B, GNMA Secured, 6.10%, 09/01/14................................................       1,977,820
     430,000      SFMR, Series B, GNMA Secured, 7.625%, 06/01/21...............................................         448,825
   1,820,000      SFMR, Series B, GNMA Secured, 7.75%, 06/01/22................................................       1,899,043
   1,665,000      SFMR, Series C, GNMA Secured, 6.90%, 07/01/18................................................       1,750,714
     135,000     Missouri State Housing Development Commission, MFHR, FHA Insured, 8.50%, 12/01/29.............         143,180
                 Missouri State Regional Convention Center and Sports Complex Authority, Convention and
                  Sports Project,
   2,000,000      Refunding, Series A, 5.50%, 08/15/21.........................................................       1,844,580
   4,600,000      Series A, Pre-Refunded, 6.90%, 08/15/21......................................................       5,280,524
                 Missouri State Western College Revenue,
   1,250,000      Housing System, MBIA Insured, 5.875%, 10/01/24...............................................       1,242,175
   5,000,000      Refunding, Student Housing, Pre-Refunded, 8.00%, 10/01/16....................................       5,987,650
   1,000,000     Moberly Combined Waterworks and Sewerage System, Refunding & Improvement Bonds,
                  FGIC Insured, Pre-Refunded, 7.50%, 08/01/15..................................................       1,153,870
      50,000     Moberly IDA, Hospital Revenue, Refunding, Moberly Regional Medical Center, Inc. Project,
                  Pre-Refunded, 8.75%, 03/01/16................................................................          54,861
     300,000     North Kansas City School District Facilities Authority, BIG Insured, 7.40%, 03/01/06..........         318,864
$  5,000,000     Phelps County Hospital Revenue, Refunding, Phelps County Regional Medical Center, Connie Lee
                  Insured, 6.00%, 05/15/13.....................................................................     $ 5,030,000
     250,000     Platte County Reorganized School District No. R-5, Pre-Refunded, 7.25%, 03/01/06..............         268,430
                 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
      40,000      Refunding, Series 1985-A, FSA Insured, Pre-Refunded, 9.00%, 07/01/09.........................          52,109
     500,000      Series 1988-A, 7.90%, 07/01/07...............................................................         555,190
     375,000      Series 1988-A, 7.875%, 07/01/17..............................................................         416,464
      75,000     Puerto Rico Commonwealth Highway Authority Revenue, Series P, Pre-Refunded, 8.125%, 07/01/13..          84,335
      25,000     Puerto Rico Commonwealth IDC, General Purpose Revenues, 8.00%, 01/01/03.......................          25,008
                 Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue,
     200,000      Series 1988-A, 7.90%, 07/01/07...............................................................         220,820
     975,000      Series 1988-A, 7.75%, 07/01/08...............................................................       1,072,130
                 Puerto Rico Commonwealth Public Improvement GO,
      25,000      Series 1986, Pre-Refunded, 7.90%, 07/01/11...................................................          26,576
     120,000      Series A, Pre-Refunded, 7.75%, 07/01/13......................................................         133,850
                 Puerto Rico Electric Power Authority Revenue, Refunding,
      15,000      Series 1987-L, Pre-Refunded, 8.40%, 07/01/15.................................................          16,444
      25,000      Series 1988-M, Pre-Refunded, 8.00%, 07/01/08.................................................          28,029
                 Puerto Rico Electric Power Authority Revenue, Water Resources,
   1,110,000      Refunding, Series N, 7.125%, 07/01/14........................................................       1,211,654
   1,965,000      Refunding, Series N, Pre-Refunded, 7.125%, 07/01/14..........................................       2,190,857
     280,000      Series O, 7.125%, 07/01/14...................................................................         305,642
     520,000      Series O, Pre-Refunded, 7.125%, 07/01/14.....................................................         579,769
   2,000,000      Series R, 6.25%, 07/01/17....................................................................       2,020,000
     380,000     Puerto Rico HFC, MFMR, Portfolio A, Series 1, 7.50%, 04/01/22.................................         400,444
                 Puerto Rico HFC, SFMR,
     160,000      Portfolio No. 1, Series A, GNMA Secured, 7.80%, 10/15/21.....................................         167,280
   2,000,000      Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23.....................................       2,075,260
     500,000      Portfolio No. 1, Series D, GNMA Secured, 6.85%, 10/15/24.....................................         518,815
                 Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue,
     350,000      Baxter Travenol Labs., Series A, 8.00%, 09/01/12.............................................         388,598
     300,000      Upjohn Co. Project, 7.50%, 12/01/23..........................................................         328,476
     130,000     Puerto Rico Municipal Finance Agency, Series 1988-A, 8.25%, 07/01/08..........................         142,940
                 Puerto Rico PBA, Guaranteed Public Education and Health Facilities,
     175,000      Series H, Pre-Refunded, 7.875%, 07/01/16.....................................................         190,351
   1,750,000      Series H, Pre-Refunded, 7.25%, 07/01/17......................................................       1,921,098
     980,000      Series J, Pre-Refunded, 7.00%, 07/01/19......................................................       1,069,347
   1,000,000     Raymore Missouri, CGIC Insured, 6.00%, 03/01/14 ..............................................       1,010,790
     500,000     St. Charles County Community College, Pre-Refunded, 7.25%, 03/01/06...........................         561,075
   1,000,000     St. Charles County Francis Howell School District, FGIC Insured, Pre-Refunded, 6.90%, 03/01/11       1,119,390
                 St. Charles Public Facility Authority, Leasehold Revenue,
   3,000,000      Refunding, AMBAC Insured, 5.80%, 02/01/10....................................................       3,034,830
   1,500,000      Series 1990, AMBAC Insured, Pre-Refunded, 7.20%, 03/01/10....................................       1,672,515
   2,000,000     St. Louis Airport Revenue, Refunding & Improvement, Lambert-St. Louis International Airport,
                  FGIC Insured, 6.125%, 07/01/15...............................................................       2,041,400
                 St. Louis County Housing Authority, MFHR, Refunding,
   1,000,000      Kensington Square Apartments Project, 6.55%, 03/01/14........................................       1,023,490
   2,750,000      Kensington Square Apartments Project, 6.65%, 03/01/20........................................       2,814,268
                 St. Louis County IDA, Health Facilities Revenue,
   1,930,000      Mother of Perpetual Help, 6.40%, 08/01/35....................................................       2,001,314
     295,000      Normandy Osteopathic Hospitals Project, Refunding and Improvement, First Mortgage,
                  9.125%, 08/01/13.............................................................................         311,196
      35,000     St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 09/01/19.............................          37,032
                 St. Louis County Regional Convention and Sports Complex Authority, Convention and Sports Project,
$  4,765,000      Refunding, Series B, 5.50%, 08/15/13.........................................................     $ 4,435,929
   1,000,000      Refunding, Series B, 5.50%, 08/15/16.........................................................         918,480
   5,565,000      Refunding, Series B, 5.75%, 08/15/21.........................................................       5,182,795
   5,050,000      Series B, Pre-Refunded, 7.00%, 08/15/21......................................................       5,830,325
     250,000     St. Louis Land Clearance RDA, Leasehold Revenue, Capital Improvement, Pre-Refunded,
                  7.60%, 08/15/08 .............................................................................         273,642
                 St. Louis Municipal Finance Corp., Leasehold Revenue, Refunding,
   1,000,000      Series A, 5.85%, 07/15/09....................................................................       1,014,870
  10,000,000      Series A, 6.00%, 07/15/13....................................................................      10,110,300
     470,000     St. Louis Parking Facilities Revenue, 6.625%, 12/15/21........................................         484,202
     375,000     St. Louis Public School District Building Corp., Leasehold Revenue, Capital Improvement,
                  Series 1989-A, FGIC Insured, 7.40%, 04/01/09.................................................         388,770
                 St. Louis Regional Convention and Sports Complex Authority,
   3,700,000      Series C, 7.75%, 08/15/01....................................................................       3,821,877
  11,900,000      Series C, 7.90%, 08/15/21....................................................................      12,609,953
  19,000,000     Sikeston Electric Revenue, Refunding, MBIA Insured, 6.25%, 06/01/22...........................      19,524,970
     250,000     Southwest University Housing System Revenue, FGIC Insured, Pre-Refunded, 7.00%, 10/01/10......         269,350
   5,000,000     Springfield Waterworks Revenue, Series A, 5.60%, 05/01/23.....................................       4,903,100
   1,000,000     Stone County Reorganized School District No. 4, MBIA Insured, 5.75%, 03/01/15.................         995,350
     300,000     Sullivan County Public Water Supply District No. 1, Waterworks Revenue, Refunding, 7.70%, 12/15/13     322,742
     500,000     Washington County GO, Industrial Bonds, Pauwels Transformers Project, Series A, 7.60%, 12/01/09        531,690
   2,000,000     West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Series A, 8.625%, 09/15/20..       2,164,820
   1,600,000     West Plains Improvement Authority, Leasehold Revenue, Civic Center, Inc. Project, FGIC Insured,
                  6.85%, 04/01/06 .............................................................................       1,734,480
                                                                                                                  --------------
                 Total Long Term Investments (Cost $221,334,469)...............................................     233,169,722
                                                                                                                  --------------
               e Short Term Investments.8%
                 Kansas City IDAR, Research Health Services System,
   1,150,000      MBIA Insured, Daily VRDN and Put, 3.45%, 10/15/14............................................       1,150,000
     500,000      MBIA Insured, Weekly VRDN and Put, 3.45%, 04/15/15...........................................         500,000
     100,000     Kansas City IDA, MFHR, Weekly VRDN and Put, 3.55%, 12/01/15...................................         100,000
                                                                                                                  --------------
                 Total Short Term Investments (Cost $1,750,000)................................................       1,750,000
                                                                                                                  --------------
                 Total Investments (Cost $223,084,469) 98.9%...................................................     234,919,722
                 Other Assets and Liabilities, Net 1.1%........................................................       2,648,401
                                                                                                                  --------------
                 Net Assets 100.0%.............................................................................    $237,568,123
                                                                                                                  ==============

                 At August 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $223,086,344 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost................................................................    $ 12,652,644
                 Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value................................................................        (819,266)
                                                                                                                  --------------
                 Net unrealized appreciation...................................................................    $ 11,833,378
                                                                                                                  ==============

PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFC      - Housing Finance Corp.
IDA      - Industrial Development Authority/Agency
IDAR     - Industrial Development Authority/Agency Revenue
IDC      - Industrial Development Corp.
MAC      - Municipal Assistance Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
RDA      - Redevelopment Agency
SFMR     - Single-Family Mortgage Revenue

dSee Note 1(f) regarding securities purchased on a when-issued basis.
eVariable rate demand notes (VRDN's) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST


Statement of Investments in Securities and Net Assets, August 31, 1995 (unaudited)


    Face                                                                                                               Value
   Amount       Franklin North Carolina Tax-Free Income Fund                                                         (Note 1)
                 Long Term Investments 97.7%

$    500,000     Albemarle GO, Water and Sewer, Unlimited Tax, Pre-Refunded, 7.10%, 05/01/07...................       $ 555,380
   1,075,000     Appalachian State University Revenue, Appalachian State Teachers College Utility System,
                  MBIA Insured, 6.10%, 05/15/13................................................................       1,106,358
   2,000,000     Buncombe County Metropolitan Sewage District System Revenue, Series B, 6.75%, 07/01/16........       2,278,420
     100,000     Charlotte Airport Revenue, 8.50%, 07/01/17....................................................         107,977
   2,250,000     Charlotte COP, Convention Facility Project, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/11......       2,593,440
                 Charlotte-Mecklenburg Hospital Authority, Health Care System Revenue, Refunding,
   6,100,000      Series 1992, 6.25%, 01/01/20.................................................................       6,206,079
     150,000      Series G, Pre-Refunded, 7.875%, 10/01/15.....................................................         164,192
     350,000      Series I, Pre-Refunded, 7.80%, 10/01/18......................................................         392,616
                 Charlotte Special Facilities Revenue, Piedmont Aviation, Inc. Project,
     425,000      Douglas International Airport, 8.375%, 07/01/17..............................................         427,078
   1,405,000      Douglas International Airport, 9.00%, 07/01/17...............................................       1,452,658
     200,000     Chowan County Hospital Revenue, Refunding, 7.625%, 10/01/10...................................         201,818
   3,100,000     Coastal Solid Waste Disposal System Authority Revenue, Refunding, Regional Solid Waste
                  Management, 6.50%, 06/01/08..................................................................       3,248,893
   1,000,000     County of Cleveland GO, AMBAC Insured, Pre-Refunded, 7.10%, 06/01/06..........................       1,132,780
   1,450,000     Craven County Finance Corp. Revenue, Municipal Lease Purchase, COP, School Building Project,
                  8.00%, 06/01/10 .............................................................................       1,556,474
   1,400,000     Craven County Regional Medical Facility, MBIA Insured, Pre-Refunded, 7.20%, 10/01/19..........       1,602,216
                 Cumberland County COP, Civic Center Project,
   3,500,000      Series A, AMBAC Insured, 6.40%, 12/01/19.....................................................       3,680,075
   3,765,000      Series A, AMBAC Insured, 6.40%, 12/01/24.....................................................       3,942,821
                  Cumberland County Hospital Facility System Revenue,
     110,000      BIG Insured, Pre-Refunded, 7.875%, 10/01/14..................................................         123,629
   2,000,000      MBIA Insured, 6.00%, 10/01/21................................................................       2,029,280
   1,000,000     Dare County Utility System Revenue, MBIA Insured, 5.75%, 06/01/14.............................       1,011,880
                 Davie County GO,
     350,000      North Carolina Water, Unlimited Tax, 7.10%, 04/01/10.........................................         378,536
     250,000      North Carolina Water, Unlimited Tax, 7.10%, 04/01/11.........................................         269,330
   2,000,000     Duplin County COP, Social Service Administrative Building, Solid Waste Project, FGIC Insured,
                  6.75%, 09/01/12 .............................................................................       2,141,160
   1,650,000     Durham COP, Series 1991, 6.875%, 04/01/09.....................................................       1,789,326
                 Durham County COP,
   3,000,000      Hospital and Office Facilities Project, 6.00%, 05/01/14 .....................................       3,066,030
   1,700,000      Hospital and Office Facilities Project, 6.00%, 05/01/17 .....................................       1,731,994
   3,000,000     Durham County COP, Jail Facilities and Computer Equipment Project, 6.625%, 05/01/14...........       3,171,780
   1,650,000     Fayetteville Public Works Commission Revenue, FGIC Insured, Pre-Refunded, 7.00%, 03/01/11.....       1,853,660
     500,000     Fayetteville Sewer and Public Improvement, Pre-Refunded, 7.10%, 05/01/06......................         556,280
     750,000     Gaston County Industrial Facilities and PCFA Revenue, 7.70%, 10/01/12.........................         830,370
   2,200,000     Gastonia Combined Utilities System Revenue, MBIA Insured, 6.10%, 05/01/19 ....................       2,255,198
   1,725,000     Gastonia COP, Police Station Project, FGIC Insured, 5.70%, 08/01/15...........................       1,686,757
                 Greensboro COP,
   1,610,000      Coliseum Arena Expansion Project, 6.75%, 12/01/09............................................       1,731,603
     350,000      Greensboro Center City Corp., Pre-Refunded, 7.90%, 07/01/09..................................         391,283
     500,000     Greensboro GO, Pre-Refunded, 6.90%, 05/01/08..................................................         561,330
   1,320,000     Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.70%, 01/01/24..........       1,349,779
   1,000,000     Guam Power Authority Revenue, Series A, 6.375%, 10/01/08......................................       1,025,170
     400,000     Halifax County Insured Facility, PCR, Solid Waste Disposal, Champion International Corp.,
                  8.15%, 11/01/19 .............................................................................         437,116
     200,000     Haywood County Insured Facility, PCR, Solid Waste Disposal, Champion International Corp.,
                  8.10%, 11/01/09 .............................................................................         218,194
   1,500,000     Highpoint Special Obligation Sales Tax Revenue, Solid Waste Management Project, 7.15%, 07/01/01      1,592,685
 $ 3,155,000     Kinston Housing Authority Mortgage Revenue, Refunding, Kinston Towers Project, 6.75%, 12/01/18      $3,166,863
     500,000     Lincoln County GO, Pre-Refunded, 6.90%, 06/01/08..............................................         562,150
   3,000,000     Martin County Industrial Facilities and PCFA Revenue, Refunding, 6.375%, 01/01/10.............       3,126,930
   3,000,000     Mecklenburg County Public Improvement, 5.50%, 04/01/13........................................       2,983,140
   1,000,000     Mooresville Grade School District, COP, AMBAC Insured, 6.35%, 10/01/14........................       1,034,750
   1,000,000     New Hanover County Industrial Facilities and PCFA Revenue, Refunding, 6.70%, 07/01/19.........       1,043,820
                 North Carolina Eastern Municipal Power Agency System Revenue,
     775,000      Refunding, Series 1987-A, 7.25%, 01/01/21....................................................         800,955
   1,000,000      Refunding, Series 1987-A, Pre-Refunded, 7.50%, 01/01/15......................................       1,065,450
     400,000      Refunding, Series 1988-A, Pre-Refunded, 8.00%, 01/01/21......................................         441,612
     750,000      Refunding, Series 1989-A, Pre-Refunded, 7.75%, 01/01/12......................................         844,695
   9,000,000      Refunding, Series 1991-A, 6.50%, 01/01/17....................................................       8,998,920
   3,000,000      Refunding, Series 1991-A, 6.50%, 01/01/18....................................................       3,035,010
   1,050,000      Series 1988-A, Pre-Refunded, 8.00%, 01/01/21.................................................       1,159,232
   6,000,000      Series 1993-A, 6.40%, 01/01/21...............................................................       5,925,240
                 North Carolina Educational Facilities Finance Agency Revenue,
     190,000      Highpoint College Project, 7.10%, 12/01/07...................................................         206,830
     205,000      Highpoint College Project, 7.10%, 12/01/08...................................................         222,751
     220,000      Highpoint College Project, 7.10%, 12/01/09...................................................         238,262
   2,930,000     North Carolina HFA, MFR, Refunding, Series B, 6.90%, 07/01/24.................................       3,059,330
   4,855,000     North Carolina HFA, Refunding, Series F, 6.70%, 01/01/27 .....................................       5,008,952
                 North Carolina HFA, SFMR,
      35,000      Series C, 8.00%, 03/01/17....................................................................          36,181
     110,000      Series H, 8.05%, 03/01/19....................................................................         113,988
     210,000      Series J, 7.40%, 03/01/22....................................................................         218,297
     515,000      Series M, 7.85%, 09/01/28....................................................................         538,314
                 North Carolina HFA, SFR,
   3,400,000      Refunding, Series S, 6.95%, 03/01/17.........................................................       3,557,182
   1,100,000      Series AA, 6.25%, 03/01/17...................................................................       1,105,357
   2,195,000      Series X, 6.65%, 09/01/19....................................................................       2,246,517
                 North Carolina Medical Care Commission Health Care Facilities Revenue,
     700,000      Gaston Health Care Support Project, 7.25%, 02/15/19..........................................         738,472
   1,250,000      Stanley Memorial Hospital, 7.80%, 10/01/19...................................................       1,343,688
                 North Carolina Medical Care Commission Hospital Revenue,
   3,500,000      Halifax Memorial Hospital Project, 6.75%, 08/15/24...........................................       3,537,205
     160,000      Memorial Mission Hospital Project, MBIA Insured, Pre-Refunded, 7.80%, 10/01/18...............         179,482
   1,850,000      Presbyterian Hospital Project, Pre-Refunded, 7.375%, 10/01/20................................       2,131,811
   4,700,000      Refunding, Annie Pen Memorial Hospital Project, 7.50%, 08/15/21..............................       4,884,005
     100,000      Refunding, Carolina Medicorp Project, Series A, Pre-Refunded, 7.875%, 05/01/15...............         108,087
   4,830,000      Refunding, North Carolina Baptist Hospitals Project, Series A, 6.00%, 06/01/22...............       4,741,176
     250,000      Refunding, St. Joseph's Hospital Project, AMBAC Insured, Pre-Refunded, 7.25%, 10/01/14.......         276,518
   3,000,000      Roanoke-Chowan Hospital Project, 7.75%, 10/01/19.............................................       3,166,170
     195,000      Scotland Memorial Hospital, MBIA Insured, Pre-Refunded, 8.625%, 10/01/11.....................         222,846
   1,000,000      Wayne Memorial Hospital Project, AMBAC Insured, 6.00%, 10/01/21..............................         994,720
   3,240,000      Wilson Memorial Hospital Project, AMBAC Insured, 6.50%, 11/01/20.............................       3,351,780
                 North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue,
     450,000      Refunding, Series 1988, Pre-Refunded, 7.875%, 01/01/19.......................................         495,900
  10,500,000      Refunding, Series 1992, 6.25%, 01/01/17......................................................      10,293,045
     615,000      Series 1986, 7.00%, 01/01/18.................................................................         622,657
   7,135,000      Series 1986, Pre-Refunded, 7.00%, 01/01/18...................................................       7,279,912
     400,000     Northampton County Insured Facility, PCR, Solid Waste Disposal, Champion International Corp.,
                  8.05%, 11/01/04 .............................................................................         436,592
   1,000,000     Onslow County Combined Enterprise System Revenue, MBIA Insured, 6.00%, 06/01/15...............       1,022,930
                 Orange County GO,
    $350,000      Series 1989, Pre-Refunded, 7.20%, 05/01/08...................................................       $ 389,939
     430,000      Series 1990, Pre-Refunded, 6.90%, 06/01/09...................................................         488,287
   1,195,000     Pender County COP, Pre-Refunded, 7.70%, 06/01/11..............................................       1,404,830
   2,165,000     Person County COP, Person County Law Enforcement Center Project, Series 1991, MBIA Insured,
                  7.125%, 06/01/11.............................................................................       2,367,536
                 Pitt County COP,
   2,750,000      FGIC Insured, 6.90%, 04/01/08................................................................       2,988,343
     750,000      FGIC Insured, 6.00%, 04/01/12................................................................         762,000
                 Polk County School GO,
     700,000      FGIC Insured, 6.70%, 05/01/08................................................................         762,006
     700,000      FGIC Insured, 6.70%, 05/01/09................................................................         773,269
                 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
   1,000,000      Series 1988-A, 7.875%, 07/01/17..............................................................       1,110,570
     250,000      Series 1988-A, 7.00%, 07/01/19...............................................................         265,700
                 Puerto Rico Commonwealth GO,
   8,050,000      6.45%, 07/01/17..............................................................................       8,289,166
     500,000      Public Improvement, Series 1987, Pre-Refunded, 7.25%, 07/01/12...............................         538,425
     200,000      Series 1986, Pre-Refunded, 7.90%, 07/01/11...................................................         212,608
     500,000      Series 1990, Pre-Refunded, 7.25%, 07/01/10...................................................         570,515
                 Puerto Rico Commonwealth Highway Authority Revenue,
     100,000      Refunding, Series N, Pre-Refunded, 8.00%, 07/01/03...........................................         112,116
     170,000      Series P, Pre-Refunded, 8.125%, 07/01/13.....................................................         191,158
   1,250,000      Series R, 7.15%, 07/01/00....................................................................       1,387,400
                 Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue,
     250,000      Series 1988-A, 7.75%, 07/01/08...............................................................         274,905
     250,000      Series 1988-A, 7.50%, 07/01/09...............................................................         273,270
                 Puerto Rico Electric Power Authority Revenue,
   5,000,000      6.125%, 07/01/21.............................................................................       5,009,850
     250,000      Refunding, Series 1988-M, Pre-Refunded, 8.00%, 07/01/08......................................         280,290
     160,000      Refunding, Series N, 7.125%, 07/01/14........................................................         174,653
     340,000      Refunding, Series N, Pre-Refunded, 7.125%, 07/01/14..........................................         379,080
   2,000,000      Refunding, Series U, 6.00%, 07/01/14.........................................................       1,988,640
     850,000      Series 0, 7.125%, 07/01/14...................................................................         927,843
   1,705,000      Series 0, Pre-Refunded, 7.125%, 07/01/14.....................................................       1,900,973
   1,000,000      Series P, 7.00%, 07/01/21....................................................................       1,105,180
   1,000,000      Series T, 6.375%, 07/01/24...................................................................       1,017,470
     410,000     Puerto Rico HFC, MFMR, Portfolio A, Series I, 7.50%, 04/01/22.................................         432,058
                 Puerto Rico HFC, SFMR,
     220,000      Portfolio No. 1, Series A, GNMA Secured, 7.80%, 10/15/21.....................................         230,010
   3,500,000      Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23.....................................       3,631,705
     300,000     Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue, Upjohn Co. Project,
                  7.50%, 12/01/23 .............................................................................         328,476
     125,000     Puerto Rico Municipal Finance Agency, Series 1988-A, 8.25%, 07/01/08..........................         137,443
   1,000,000     Puerto Rico PBA, Guaranteed Public Education and Health Facilities, Series J, Pre-Refunded,
                  7.25%, 07/01/17 .............................................................................       1,097,770
                 Puerto Rico Telephone Authority Revenue,
   1,885,000      Series L, Refunding, 6.00%, 01/01/12.........................................................       1,906,923
   1,490,000      Series L, Refunding, 6.125%, 01/01/22........................................................       1,499,953
   1,455,000     Raeford HDC, First Lien Revenue, Refunding, Yadkin Trail, Series A, 6.00%, 07/15/22 ..........       1,417,025
                 Robeson County GO,
     110,000      Refunding, 7.20%, 06/01/10...................................................................         118,021
     115,000      Refunding, 7.20%, 06/01/11...................................................................         122,982
                 Robeson County GO, (cont.)
    $120,000      Refunding, 7.20%, 06/01/12...................................................................       $ 128,036
     145,000      Refunding, Pre-Refunded, 7.80%, 06/01/11.....................................................         161,333
   1,750,000     Robeson County Industrial Facilities and PCFA Revenue, Refunding, Campbell Soup Co. Project,
                  6.40%, 12/01/06 .............................................................................       1,889,684
   1,850,000   d Rutherford County COP, Public Facilities Project, FGIC Insured, 6.25%, 06/01/23...............       1,891,883
   1,000,000     Scotland County COP, Jail/Courthouse Project, CGIC Insured, 6.75%, 03/01/11...................       1,065,990
   1,000,000     Shelby Producing Facilities System Revenue, Capital Improvement, 6.625%, 06/01/17.............       1,038,450
                 Southern Pines GO,
     150,000      Refunding, Pre-Refunded, 7.40%, 06/01/08.....................................................         165,152
     200,000      Series 1990, Pre-Refunded, 6.90%, 03/01/08...................................................         223,444
     400,000      Series 1990, Pre-Refunded, 6.90%, 03/01/09...................................................         446,887
   1,000,000     Stokes County COP, MBIA Insured, 7.00%, 03/01/06..............................................       1,096,050
      50,000     University of North Carolina at Chapel Hill, Utility System Revenue, Pre-Refunded, 7.30%, 08/01/11      53,031
     100,000     University of North Carolina at Charlotte Revenue, Refunding, Series K, Pre-Refunded,
                  7.375%, 01/01/03.............................................................................         108,986
     250,000     University of North Carolina at Wilmington, Student Union System Revenue, AMBAC Insured,
                  6.90%, 01/01/07 .............................................................................         271,854
     250,000     Wake County Hospital Revenue, MBIA Insured, 7.40%, 10/01/16...................................         268,720
  10,000,000     Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co. Project,
                  6.90%, 04/01/09 .............................................................................      10,660,300
     400,000     Wilmington City GO, Sanitary Sewer, 6.90%, 03/01/05...........................................         434,923
     445,000     Winston Salem SFMR, 8.00%, 09/01/07...........................................................         473,047
                                                                                                                  --------------
                 Total Long Term Investments (Cost $214,088,245)...............................................     224,665,527
                                                                                                                  --------------
               e Short Term Investments1.1%
                 North Carolina Medical Care Commission Hospital Revenue,
     400,000      Aces Pooled Financing Project, Daily VRDN and Put, 3.65%, 04/01/12...........................         400,000
   1,800,000      Aces Pooled Financing Project, Series A, Weekly VRDN and Put, 3.40%, 10/01/20................       1,800,000
     200,000      Duke University Hospital Project, Series C, Weekly VRDN and Put, 3.65%, 06/01/15.............         200,000
     100,000      North Carolina Baptist Hospitals Project, Series B, Weekly VRDN and Put, 3.80%, 06/01/22.....         100,000
     100,000      Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co., Series B,
                   Weekly VRDN and Put, 3.65%, 09/01/15........................................................         100,000
                                                                                                                  --------------
                 Total Short Term Investments (Cost $2,600,000)................................................       2,600,000
                                                                                                                  --------------

                 Total Investments (Cost $216,688,245) 98.8%...................................................     227,265,527
                 Other Assets and Liabilities, Net 1.2%........................................................       2,728,513
                                                                                                                  --------------
                 Net Assets 100.0%.............................................................................    $229,994,040
                                                                                                                  ==============

                 At August 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $216,690,065 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost................................................................    $ 10,742,644
                 Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value................................................................        (167,182)
                                                                                                                  --------------
                 Net unrealized appreciation...................................................................    $ 10,575,462
                                                                                                                  ==============



PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
FGIC     - Financial Guaranty Insurance Co.
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDC      - Housing Development Corp.
HFA      - Housing Finance Agency/Authority
HFC      - Housing Financial Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
MFMR     - Multi-Family Mortgage Revenue
MFR      - Multi-Family Revenue
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
SFMR     - Single-Family Mortgage Revenue
SFR      - Single-Family Revenue


eVariable rate demand notes (VRDN's) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST


Statement of Investments in Securities and Net Assets, August 31, 1995 (unaudited)


    Face                                                                                                               Value
   Amount       Franklin Texas Tax-Free Income Fund                                                                  (Note 1)
                Long Term Investments 99.0%

$ 2,250,000     Alliance Airport Authority, Inc., Texas Special Facilities Revenue, American Airlines, Inc. Project,
                 7.00%, 12/01/11...............................................................................      $2,382,435
                Austin Combined Utility System Revenue,
  2,000,000      Refunding, AMBAC Insured, 7.00%, 05/15/16 ....................................................       2,154,700
    800,000      Series A, AMBAC Insured, 6.75%, 11/15/07......................................................         871,592
     50,000      Series A, Pre-Refunded, 8.00%, 11/15/16 ......................................................          58,614
  2,000,000      Series C, Pre-Refunded, 7.30%, 05/15/17 ......................................................       2,298,758
    100,000     Bexar County HFC Revenue, GNMA Secured, 8.10%, 03/01/24........................................         104,548
  3,210,000   d Bexar Metropolitan Water District, Waterworks System Revenue, Refunding, MBIA Insured,
                 6.35%, 05/01/25...............................................................................       3,270,541
                Brazos Higher Education Authority Revenue, Student Loan, Inc.,
  1,000,000      Refunding, Series A-2, 6.80%, 12/01/04........................................................       1,047,310
  1,300,000      Series B-2, 8.25%, 06/01/23...................................................................       1,312,493
                Brazos River Authority, PCR, Collateralized,
     70,000      Houston Light and Power Co. Project, Series A, 7.875%, 11/01/18...............................          73,693
    150,000      Texas Utilities Electric Co. Project, Series A, 7.875%, 03/01/17..............................         157,461
    500,000      Texas Utilities Electric Co. Project, Series A, 7.875%, 03/01/21..............................         554,235
    100,000     Brazos River Authority Revenue, Refunding, Collateralized, Houston Light and Power Co. Project,
                 Series A, 7.625%, 05/01/19....................................................................         109,284
                Brazos River Authority, Special Facilities Revenue, Lake Alan Henry,
  1,200,000      AMBAC Insured, Pre-Refunded, 7.00%, 08/15/11..................................................       1,352,568
  1,000,000      AMBAC Insured, Pre-Refunded, 6.80%, 08/15/21..................................................       1,117,540
                Brownsville Utilities System Priority Revenue,
  5,000,000      AMBAC Insured, 6.875%, 09/01/10...............................................................       5,340,850
     50,000      Series A, Pre-Refunded, 8.00%, 09/01/14.......................................................          52,962
  2,265,000     Caldwell County GO, Refunding, AMBAC Insured, Pre-Refunded, 7.00%, 08/15/15....................       2,484,479
     80,000     Cameron County HFC, Collateralized Mortgage Obligation, Refunding, Series B, FGIC Insured,
                 7.85%, 03/01/24...............................................................................          84,480
                Cimarron MUD, Refunding, Waterworks and Sewer System, Asset Guaranteed,
  2,775,000      Combined Tax and Revenue, 7.50%, 03/01/15.....................................................       2,999,803
  1,225,000      Combined Tax and Revenue, Pre-Refunded, 7.50%, 03/01/15.......................................       1,375,418
  4,000,000     Clinton ISD, Refunding, 7.00%, 03/01/15........................................................       4,224,400
     50,000     Coastal Water Authority, Water Conveyance System Revenue, Pre-Refunded, 8.20%, 12/15/07........          54,427
  1,750,000     Comal County Health Facilities Development Corp. Revenue, Refunding, McKenna Memorial Hospital,
                 FHA Insured, 7.375%, 01/15/21.................................................................       1,875,895
  1,500,000     Coppell ISD, Refunding, 6.50%, 08/15/26........................................................       1,548,795
  1,470,000     Corpus Christi HFC, SFMR, Refunding, Series A, MBIA Insured, 7.70%, 07/01/11...................       1,568,505
                Dallas Civic Center Convention Complex Revenue,
  1,000,000      Refunding, Senior Lien, AMBAC Insured, 6.75%, 01/01/12........................................       1,040,750
  2,000,000      Senior Lien, AMBAC Insured, 7.00%, 01/01/10...................................................       2,139,360
                Dallas-Ft. Worth International Airport Facilities Improvement Corp. Revenue,
  1,000,000      American Airlines, Inc., 8.00%, 11/01/24......................................................       1,077,240
  2,000,000      Delta Airlines, Inc., 7.625%, 11/01/21........................................................       2,110,680
  1,015,000     Dallas-Ft. Worth Regional Airport Revenue, American Special Facilities, 7.25%, 11/01/12........       1,015,477
    160,000     Dallas HFC, SFMR, GNMA Secured, 7.85%, 12/01/10................................................         167,602
    500,000     Dallas Housing Corp. Capital Projects Revenue, Refunding, Section 8, Assisted Projects,
                 7.70%, 08/01/05...............................................................................         523,575
  1,250,000     Denison Hospital Authority Revenue, Texoma Medical Center, Inc. Project, 7.00%, 08/15/14.......       1,264,200
  2,000,000     Ector County Hospital District Revenue, Medical Center Hospital, 7.30%, 04/15/12...............       2,116,200
                El Paso County HFC, SFMR, Refunding,
     60,000      Series 1988, GNMA Secured, 8.20%, 09/01/20....................................................          63,125
    705,000      Series A, 8.75%, 10/01/11.....................................................................         739,496
  1,295,000     Ft. Worth HFC, HMR, Refunding, Series A, 8.50%, 10/01/11.......................................       1,393,407
   $ 25,000     Ft. Worth HFC, SFMR, GNMA Secured, 8.25%, 12/01/11.............................................        $ 25,530
    100,000     Gonzales County Hospital District, GO, Refunding, MBIA Insured, 7.65%, 02/15/07................         108,023
  1,200,000     Gulf Coast Waste Disposal Authority, PCR, Union Carbide Chemical and Plastic Co., 7.45%, 08/01/04     1,235,328
  1,000,000     Gulf Coast Waste Disposal Authority Revenue, Champion International Corp., Series A,
                 6.875%, 12/01/28..............................................................................       1,027,579
  5,000,000     Harris County Health Facilities Development Corp., Health Care System Revenue, Sisters of Charity,
                 7.10%, 07/01/21...............................................................................       5,332,099
                Harris County Health Facilities Development Corp., Hospital Revenue,
    225,000      Memorial Hospital System, AMBAC Insured, 7.00%, 06/01/12......................................         237,093
     45,000      The Herman Trust, Pre-Refunded, 9.00%, 10/01/17...............................................          50,175
    750,000     Harris County Health Facilities Development Corp. Revenue, Herman Hospital Project, FSA Insured,
                 7.00%, 10/01/14...............................................................................         803,662
    500,000     Harris County Health Facilities Development Corp., Special Facilities Revenue, Texas Medical Center
                 Project, MBIA Insured, 7.375%, 05/15/20.......................................................         553,669
     50,000     Harris County Hospital District Mortgage Revenue, Refunding, Pre-Refunded, 8.50%, 04/01/15.....          52,294
     80,000     Harris County MUD No. 208, Waterworks and Sewer System, Unlimited Tax, Pre-Refunded,
                 8.00%, 11/01/13...............................................................................          88,683
     70,000     Harris County Public Facilities Corp., Detention Facility Mortgage Revenue, Series 1988, MBIA Insured,
                 Pre-Refunded, 7.75%, 12/15/07.................................................................          78,744
                Harris County, Toll Road,
  1,750,000      Multimode Senior Lien, Series A, Pre-Refunded, 7.30%, 08/15/07................................       1,882,213
  2,250,000      Multimode Senior Lien, Series A, Pre-Refunded, 7.40%, 08/15/17................................       2,423,115
    830,000      Multimode Senior Lien, Series C, Pre-Refunded, 8.125%, 08/15/17...............................         928,762
    250,000      Senior Lien Revenue, Refunding, Pre-Refunded, 8.70%, 08/15/17.................................         278,525
    250,000     Hidalgo County Health Services Corp. Revenue, Refunding, Mission Hospital, Series B, BIG Insured,
                 7.35%, 08/01/25...............................................................................         272,560
  2,000,000     Houston Airport System Revenue, Sub Lien, Series B, FGIC Insured, 6.625%, 07/01/22.............       2,116,500
                Houston Water and Sewer System Revenue,
     50,000      Exchange, Prior Lien, Pre-Refunded, 8.125%, 12/01/17..........................................          55,189
  2,930,000      Exchange, Prior Lien, Series A, MBIA Insured, Pre-Refunded, 7.125%, 12/01/16..................       3,102,225
    100,000      Exchange, Prior Lien, Series A, Pre-Refunded, 7.125%, 12/01/16................................         105,878
  5,000,000     dJunior Lien, Refunding, Series A, MBIA Insured, 6.20%, 12/01/20...............................       5,078,900
    285,000     Irving Hospital Authority Revenue, Irving Health Care System, Series 1990, FGIC Insured,
                 Pre-Refunded, 7.25%, 07/01/15.................................................................         314,537
    125,000     Keller Waterworks and Sewer System Revenue, Refunding, AMBAC Insured, Pre-Refunded,
                 7.70%, 01/01/10...............................................................................         138,209
     50,000     La Joya ISD, Unlimited Tax, Refunding, Hidalgo County, Pre-Refunded, 8.30%, 08/01/99...........          51,962
    200,000     Laredo Airport, Certificates of Obligation, Limited Tax, AMBAC Insured, 7.00%, 08/01/09........         213,144
    400,000     Laredo International Toll Bridge System Revenue, 7.40%, 10/01/06...............................         455,792
  2,000,000     Leon County PCR, Refunding, Nucor Corp. Project, Series A, 7.375%, 08/01/09....................       2,202,940
                Lower Colorado River Authority Revenue, Refunding,
     75,000      Priority, MBIA Insured, Pre-Refunded, 7.625%, 01/01/16........................................          82,151
  1,500,000      Priority, Series A, AMBAC Insured, Pre-Refunded, 7.00%, 01/01/11..............................       1,699,185
    205,000      Series B, AMBAC Insured, 7.00%, 01/01/11......................................................         223,255
    295,000      Series B, AMBAC Insured, Pre-Refunded, 7.00%, 01/01/11........................................         334,173
  1,000,000     Lower Neches Valley Authority IDC, Marine Terminal Revenue, Refunding, Mobil Oil Refining Corp.
                 Project, 6.85%, 05/01/12......................................................................       1,036,520
     10,000     Lubbock HFC, SFMR, Refunding, Mortgage Extension Program, Series B, BIG Insured,
                 8.875%, 12/01/12..............................................................................          10,312
                Matagorda County Navigation District No. 1, PCR, Central Power and Light Co. Project,
  1,200,000       Collateralized, 7.50%, 12/15/14..............................................................       1,316,832
  1,500,000       Refunding, MBIA Insured, 6.10%, 07/01/28.....................................................       1,504,800


                Matagorda County Navigation District No. 1 Revenue, Refunding, Collateralized,
                Houston Light and Power Co.,
$   100,000      Series B, 7.70%, 02/01/19.....................................................................       $ 106,735
  1,500,000      Series C, FGIC Insured, 7.125%, 07/01/19......................................................       1,619,565
     50,000     Metropolitan Health Facilities Development Corp. Revenue, Refunding & Improvement, Wilson N. Jones
                Memorial Hospital Project, Pre-Refunded, 7.75%, 01/01/05.......................................          53,398
  1,000,000     Midland County Hospital District Revenue, Midland Memorial Hospital, 7.50%, 06/01/16...........       1,041,900
                Montgomery County Library, Refunding,
    775,000      FGIC Insured, 6.75%, 09/01/10.................................................................         825,034
    825,000      FGIC Insured, 6.75%, 09/01/11.................................................................         873,378
    285,000     North Harris Co., Junior College District, FGIC Insured, 7.20%, 08/15/10.......................         310,593
    500,000     North Texas Municipal Water District, Regional Waste Water Revenue, Refunding & Improvement,
                 MBIA Insured, Pre-Refunded, 7.20%, 06/01/10...................................................         559,215
                Panhandle-Plains Higher Education Authority, Inc., Student Loan Revenue,
  2,600,000      Refunding, Series B, 9.00%, 06/01/21..........................................................       2,702,076
  1,500,000      Series B, 9.00%, 06/01/21.....................................................................       1,557,630
  1,000,000      Series B, 8.75%, 06/01/23.....................................................................       1,100,850
    100,000     Richardson GO, Limited Tax, Series 1989, Pre-Refunded, 7.00%, 03/01/08 ........................         103,538
                Sabine River Authority, PCR, Refunding, Collateralized,
  1,715,000      Texas Utility Electric Co. Project, 7.75%, 04/01/16...........................................       1,768,594
  1,200,000      Texas Utility Electric Co. Project, FGIC Insured, 6.55%, 10/01/22.............................       1,246,428
                San Antonio Electric and Gas Revenue,
    100,000      Refunding, 7.00%, 02/01/09....................................................................         106,574
    150,000      Refunding, Pre-Refunded, 7.00%, 02/01/09......................................................         164,631
     20,000     San Antonio Sewer Improvement Revenue, Prior Lien, Pre-Refunded, 7.90%, 05/01/14...............          21,515
                San Antonio Water Revenue,
     50,000      Prior Lien, Pre-Refunded, 7.90%, 05/01/11.....................................................          52,054
  2,750,000      Prior Lien, Pre-Refunded, 7.125%, 05/01/16....................................................       3,045,130
    300,000      Refunding, Prior Lien, Series A, Pre-Refunded, 7.35%, 05/01/07................................         327,891
    350,000     South Padre Island, Certificate of Obligation, Pre-Refunded, 7.875%, 03/01/10..................         398,262
     50,000     Texarkana Health Facilities Development Corp., Hospital Revenue, Refunding & Improvement,
                 Wadley Regional Medical Center Project, 8.50%, 10/01/12.......................................          52,801
    500,000     Texas City IDC, Marine Terminal Revenue, Refunding, Arco Pipe Line Co. Project, 7.375%, 10/01/20        603,360
                Texas HFA, SFMR,
     45,000      Series 1986-A, 8.25%, 03/01/16................................................................          45,965
     35,000      Series 1987-B, 8.20%, 03/01/16................................................................          36,056
  1,410,000     Texas Housing Agency Residential Development Revenue, Series A, 7.60%, 07/01/16 ...............       1,471,194
     55,000     Texas Municipal Power Agency Revenue, Pre-Refunded, 8.00%, 09/01/12............................          58,285
  1,335,000     Texas National Research Laboratory Commission Financing Corp. Lease Revenue, Superconducting
                 Super Collider Project, Pre-Refunded, 7.10%, 12/01/21.........................................       1,542,018
    500,000     Texas Public Finance Authority Building Revenue, Series B, MBIA Insured, Pre-Refunded,
                 7.00%, 02/01/10...............................................................................         559,330
  1,720,000     Texas State Department of Housing and Community Affairs, HMR, Refunding, Series A, GNMA
                 Secured, 6.95%, 07/01/23......................................................................       1,784,569
  1,770,000     Texas State Higher Education Coordinating Board, College Student Loan Revenue, Senior Lien,
                 7.70%, 10/01/25...............................................................................       1,873,173
                Texas State National Research Laboratory Commission, GO,
  1,000,000      Superconducting Super Collider Project, Pre-Refunded, 7.125%, 04/01/11........................       1,128,030
    400,000      Superconducting Super Collider Project, Pre-Refunded, 7.125%, 04/01/20........................         451,212
                Texas State Turnpike Authority Revenue, Dallas North Tollway,
    225,000      Series 1989, Pre-Refunded, 7.125%, 01/01/15...................................................         237,256
  2,270,000      Series 1990, AMBAC Insured, 7.125%, 01/01/15..................................................       2,509,349
     50,000     Texas State Turnpike Authority Revenue, Mountain Creek Lake Bridge, 7.00%, 01/01/07............          51,243
$   950,000     Texas Water Resources Finance Authority Revenue, 7.625%, 08/15/08..............................     $ 1,021,811
     90,000     Travis County HFC, SFMR, GNMA Secured, 8.20%, 04/01/22.........................................          93,165
    550,000     Trinity River Authority, Regional Waste Water System Improvement Revenue, AMBAC Insured,
                 Pre-Refunded, 7.10%, 08/01/16.................................................................         614,818
    250,000     Trinity River Authority, Tex Big Bear Creek Interceptor, System Control, MBIA Insured, 7.40%, 02/01/09  269,038
                University of Texas, Financing System Revenue, Refunding,
  1,000,000      Series A, 7.00%, 08/15/07.....................................................................       1,111,120
  2,000,000      Series B, 6.75%, 08/15/13.....................................................................       2,145,700
    500,000     Waco Health Facilities Development Corp., Hospital Revenue, Hillcrest Baptist Medical Center Project,
                 MBIA Insured, 7.125%, 09/01/14................................................................         542,865
  1,300,000     Weatherford Utility System Revenue, MBIA Insured, 7.00%, 09/01/11..............................       1,398,306
    160,000     Webb County GO, Limited Tax, CGIC Insured, Pre-Refunded, 7.25%, 02/15/09.......................         175,211
  1,000,000     West Side Calhoun County Navigation District, Solid Waste Disposal Revenue, Union Carbide
                 Chemical and Plastics Co. Project, 8.20%, 03/15/21............................................       1,112,600
     50,000     Wichita County, Wichita Falls General Hospital Revenue, Refunding, 7.50%, 09/01/09.............          52,564
  1,000,000     Wylie ISD, Refunding, 7.00%, 08/15/24..........................................................       1,118,140
    200,000     Ysleta GO, ISD, Unlimited Tax, AMBAC Insured, Pre-Refunded, 7.10%, 08/15/05....................         220,098
                                                                                                                  --------------
                Total Long Term Investments (Cost $118,936,117)................................................     127,811,724
                                                                                                                  --------------
              e Short Term Investments.6%
    400,000     Harris County Health Facilities Development Corp., Refunding, Special Facilities Revenue,
                 MBIA Insured, Daily VRDN and Put, 3.55%, 02/15/22.............................................         400,000
    350,000      Lubbock Health Facilities Development Corp. Revenue, St. Joseph Health System, Series A,
                 Daily VRDN and Put, 3.45%, 07/01/13...........................................................         350,000
                                                                                                                  --------------
                Total Short Term Investments (Cost $750,000)...................................................         750,000
                                                                                                                  --------------
                Total Investments (Cost $119,686,117)99.6%.....................................................     128,561,724
                Other Assets and Liabilities, Net.4%...........................................................         523,522
                                                                                                                  --------------
                Net Assets 100.0%..............................................................................    $129,085,246
                                                                                                                  ==============

                At August 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $119,686,117 was as follows:
                Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost.................................................................     $ 8,876,707
                Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value.................................................................          (1,100)
                                                                                                                  --------------
                Net unrealized appreciation....................................................................     $ 8,875,607
                                                                                                                  ==============

PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CGIC     - Capital Guaranty Insurance Co.
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Agency/Authority
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Agency/Authority
HFC      - Housing Financial Corp.
HMR      - Home Mortgage Revenue
IDC      - Industrial Development Corp.
ISD      - Independent School District
MBIA     - Municipal Bond Investors Assurance Corp.
MUD      - Municipal Utility District
PCR      - Pollution Control Revenue
SFMR     - Single-Family Mortgage Revenue


dSee Note 1(f) regarding securities purchased on a when-issued basis.
eVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST


Statement of Investments in Securities and Net Assets, August 31, 1995 (unaudited)


    Face                                                                                                               Value
   Amount       Franklin Virginia Tax-Free Income Fund                                                               (Note 1)
                Long Term Investments 99.6%
$ 5,000,000     Albermarle County IDAR, Refunding, Martha Jefferson Hospital, 5.875%, 10/01/13.................      $4,915,100
  1,125,000     Albermarle County IDAR, University of Virginia Health Services Foundation, 6.50%, 10/01/22.....       1,145,734
  1,690,000     Alexandria IDAR, Alexandria/Arlington Waste Resource Recovery, 7.40%, 01/01/08.................       1,714,505
  1,375,000     Appomattox River Water Authority Revenue, Refunding, Pre-Refunded, 7.50%, 10/01/13.............       1,454,173
  2,085,000     Arlington County GO, 6.00%, 08/01/13...........................................................       2,152,220
  2,000,000     Arlington County IDA, Hospital Facility Revenue, Arlington Hospital, Series A, Pre-Refunded,
                 7.125%, 09/01/21..............................................................................       2,309,160
    100,000     Ashland GO, Refunding, Pre-Refunded, 7.75%, 08/01/12...........................................         111,519
                Augusta County IDAR,
  1,000,000      Augusta Hospital Corp. Project, AMBAC Insured, 6.625%, 09/01/12...............................       1,052,120
  5,000,000      Augusta Hospital Corp. Project, Pre-Refunded, 7.00%, 09/01/21.................................       5,726,150
  1,230,000     Blacksburg Polytechnic Institute, Sanitation Authority Sewer System Revenue, 6.25%, 11/01/12...       1,256,507
    950,000     Campbell County Utilities Services Authority, Water and Sewer Revenue, MBIA Insured, Pre-Refunded,
                 7.25%, 10/01/19...............................................................................       1,071,448
  2,000,000     Charlottesville IDAR, Martha Jefferson Hospital, Pre-Refunded, 7.375%, 10/01/20................       2,304,660
  5,190,000   d Chesapeake Bay Bridge and Tunnel Commission District Revenue, Refunding, General Resolution,
                 MBIA Insured, 6.375%, 07/01/22................................................................       5,309,474
                Chesapeake Hospital Authority Facilities Revenue,
  2,500,000      Chesapeake General Hospital, 8.20%, 07/01/05..................................................       2,836,650
    450,000      Chesapeake General Hospital, BIG Insured, Pre-Refunded, 7.625%, 07/01/18......................         499,815
    245,000     Chesapeake IDA, Nursing Home Revenue, Sentara Life Care Corp. Project, 8.00%, 11/01/17.........         269,623
  3,940,000     Chesapeake IDA, Public Facilities Lease Revenue, Chesapeake Jail Project, MBIA Insured
                 6.00%, 06/01/12...............................................................................       4,033,496
     50,000     Chesapeake Water and Sewer System Revenue, Pre-Refunded, 7.75%, 07/01/17.......................          54,185
     50,000     Chesterfield County COP, Pre-Refunded, 7.90%, 12/15/01.........................................          53,509
  2,000,000     Covington-Alleghany County IDA, Alleghany Hospital Facilities Revenue, Pre-Refunded,
                 6.875%, 04/01/22..............................................................................       2,278,900
  5,000,000     Covington-Alleghany County IDA, PCR, Refunding, Westvaco Corp. Project, 6.65%, 09/01/18........       5,304,200
  2,000,000     Danville COP, Social Services, 7.625%, 04/01/13................................................       2,198,560
                Danville GO,
    655,000      Series 1991, 6.75%, 02/01/10..................................................................         698,420
    705,000      Series 1991, 6.75%, 02/01/11..................................................................         748,343
  5,000,000     Danville IDA, Hospital Revenue, Refunding, Danville Regional Medical Center, FGIC Insured,
                 6.50%, 10/01/24...............................................................................       5,241,200
    500,000     Danville IDA, Solid Waste Disposal Revenue, International Paper Co., 6.50%, 03/01/19...........         515,505
  1,000,000     Fairfax County EDA, Parking Revenue, Huntington Metrorail, 7.00%, 09/01/10.....................       1,086,280
  1,500,000     Fairfax County EDA, Resource Recovery Revenue, Ogden Martin System of Fairfax, Inc. Project,
                 Series 1988-A, 7.75%, 02/01/11................................................................       1,643,760
    150,000     Fairfax County IDAR, Refunding, Fairfax Hospital Association, Series A, Pre-Refunded,
                 7.875%, 10/01/17..............................................................................         160,745
  4,700,000     Fairfax County Redevelopment and Housing Authority, MFR, Cedar Ridge Apartments,
                 GNMA Secured, 6.30%, 12/20/27.................................................................       4,673,727
  1,000,000     Fairfax County Sewer Revenue, Series A, AMBAC Insured, Pre-Refunded, 7.00%, 11/15/16...........       1,121,250
  2,500,000     Fairfax County Water Authority Revenue, Series 1989, Pre-Refunded, 7.25%, 01/01/27.............       2,824,000
  2,040,000     Frederick County IDA Lease Revenue, Government Complex Facilities Project, MBIA Insured,
                 6.50%, 12/01/09...............................................................................       2,193,122
    250,000     Frederick Winchester Sewer Service Authority Revenue, Refunding, AMBAC Insured, Pre-Refunded,
                 7.20%, 10/01/08...............................................................................         281,498
    165,000     Fredericksburg IDA, Crossover Revenue, Refunding, Mary Washington Hospital, AMBAC Insured,
                 Pre-Refunded, 7.80%, 07/01/14.................................................................         184,028
     35,000     Front Royal and Warren County IDAR, Refunding, Mortgage, Heritage Hall No. 13, FHA Insured,
                 8.25%, 07/15/05...............................................................................          35,623

                Guam Airport Authority Revenue, Refunding,
$   830,000      Series A, 6.375%, 10/01/10....................................................................       $ 840,707
  1,000,000      Series A, 6.50%, 10/01/23.....................................................................       1,003,590
  3,000,000     Halifax County IDA, Exempt Facilities Revenue, Old Dominion Electric Cooperative Project,
                 6.50%, 12/01/12...............................................................................       3,124,260
                Hampton Museum Revenue,
  1,200,000      Series 1989, Pre-Refunded, 7.50%, 01/01/14....................................................       1,340,316
  1,000,000      Series 1990, Pre-Refunded, 7.30%, 01/01/14....................................................       1,129,430
    955,000     Hampton Redevelopment and Housing Authority, MFHR, Magruder Pines Apartment Project,
                 7.125%, 05/01/08..............................................................................         963,032
  1,500,000     Hampton Roads Medical College General Revenue, Refunding, Series A, 6.875%, 11/15/16...........       1,577,835
  3,500,000     Hampton Roads Sanitation District, Primary Pledge Sewer Revenue, Pre-Refunded, 7.20%, 07/01/09.       3,919,790
  2,000,000     Hanover County IDA, Hospital Revenue, Bon Secours Health Systems Projects, MBIA Insured,
                 5.50%, 08/15/25...............................................................................       1,853,800
    275,000     Henrico County IDA, Hospital Facilities Revenue, Bon Secours Health System, St. Mary's Hospital,
                 Series A, Pre-Refunded, 7.875%, 08/15/18......................................................         307,956
                Henrico County IDAR,
    250,000      Bon Secours, Maryview Nursing Center, Series B, Pre-Refunded, 7.625%, 08/15/18................         278,245
    870,000      Bon Secours, St. Mary's Hospital, Series C, 7.50%, 09/01/07...................................         955,217
                Henry County Public Service Authority, Water and Sewer Revenue,
    300,000      FGIC Insured, Pre-Refunded, 7.75%, 11/15/18...................................................         316,158
  1,500,000      FGIC Insured, Pre-Refunded, 7.20%, 11/15/19...................................................       1,708,620
  1,250,000     Leesburg Utilities System Revenue, MBIA Insured, 6.30%, 07/01/17...............................       1,294,288
    650,000     Loudoun County Sanitation Authority, Water and Sewer System Revenue, AMBAC Insured,
                 Pre-Refunded, 7.50%, 01/01/10.................................................................         727,084
    190,000     Lynchburg IDA, Hospital Facilities Revenue, Refunding, First Mortgage, Centra Health, Inc.,
                 8.125%, 01/01/16..............................................................................         206,006
  1,155,000     Lynchburg IDAR, Refunding, Randolph Macon Women's College, Pre-Refunded, 7.125%, 09/01/17......       1,272,706
     50,000     Manassas GO, Series 1988-A, Pre-Refunded, 7.20%, 03/01/06......................................          53,304
    500,000     Manassas IDA, Hospital Revenue, Prince William Hospital, Pre-Refunded, 8.125%, 04/01/19........         570,690
  1,180,000     Martinsville IDA, Hospital Facility Revenue, Memorial Hospital of Martinsville and Henry,
                 7.00%, 01/01/11...............................................................................       1,235,672
  4,500,000     Mecklenburg County IDAR, Exempt Facility, Series A, 7.35%, 05/01/08............................       4,721,670
  1,000,000     Metropolitan Washington D.C. Airports, General Airport Authority Revenue, Series A, 7.60%, 10/01/14   1,093,910
    150,000     Nelson County Service Authority, Water and Sewer Revenue, FGIC Insured, Pre-Refunded,
                 7.875%, 07/01/18..............................................................................         156,452
  2,075,000     Norfolk GO, MBIA Insured, 5.75%, 06/01/14......................................................       2,058,338
                Norfolk IDAR,
     50,000      Children's Hospital of the Kings' Daughters, Inc., Series A, 8.375%, 06/01/12.................          53,828
  3,500,000      Children's Hospital of the Kings' Group, Inc., AMBAC Insured, Pre-Refunded, 7.00%, 06/01/11...       4,001,515
     20,000      Medical Center Hospital Project, Series A, 7.00%, 11/01/07....................................          21,019
     30,000      Medical Center Hospital Project, Series A, Pre-Refunded, 7.00%, 11/01/07......................          31,805
    360,000     Northern Virginia Transportation District Commission, Commuter Rail Revenue, Railway Express
                 Project, CGIC Insured, 7.00%, 07/01/05........................................................         398,426
  1,000,000     Peninsula Airport Commission Revenue, Airport Improvement, 7.25%, 07/15/11.....................       1,099,500
  5,480,000     Peninsula Ports Authority, Coal Terminal Revenue, Refunding, Coal Terminal Association Project,
                 7.375%, 06/01/20..............................................................................       5,810,060
     50,000     Peninsula Ports Authority Hospital Revenue, Refunding, Whittaker Memorial Hospital Project,
                 FHA Insured Mortgage, 8.70%, 08/01/23.........................................................          53,934
  6,000,000     Peninsula Ports Authority Revenue, Refunding, Riverside Health System Project, Series A,
                 6.625%, 07/01/18..............................................................................       6,261,660
     50,000     Portsmouth Public Utility, GO, Refunding, Pre-Refunded, 7.50%, 11/01/12........................          54,665
  2,200,000     Prince William County IDA, Commuter Parking Facilities Project, Pre-Refunded, 7.25%, 03/01/11..       2,484,108
 $2,750,000     Prince William County Service Authority, Water and Sewer Systems Revenue, FGIC Insured,
                 6.00%, 07/01/29...............................................................................      $2,749,698
                Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
  1,000,000      Series A, 7.90%, 07/01/07.....................................................................       1,110,379
  2,700,000      Series A, 7.875%, 07/01/17....................................................................       2,998,538
  1,500,000      Series A, 7.00%, 07/01/19.....................................................................       1,594,200
                Puerto Rico Commonwealth Electric Power Authority Revenue, Water Resources,
     55,000      Refunding, Series L, Pre-Refunded, 8.40%, 07/01/15............................................          60,296
    600,000      Refunding, Series M, Pre-Refunded, 8.00%, 07/01/08............................................         672,696
  1,500,000      Series P, 7.00%, 07/01/21.....................................................................       1,657,770
                Puerto Rico Commonwealth GO,
     10,000      Public Improvement, Refunding, 7.125%, 07/01/02...............................................          10,634
      5,000      Public Improvement, Refunding, Pre-Refunded, 7.125%, 07/01/02.................................           5,372
     75,000      Public Improvement, Series 1988, Pre-Refunded, 7.75%, 07/01/13................................          83,656
     25,000      Series 1986, Pre-Refunded, 7.90%, 07/01/11....................................................          26,575
  1,000,000      Series 1990, Pre-Refunded, 7.30%, 07/01/20....................................................       1,145,539
                Puerto Rico Commonwealth Highway Authority Revenue,
  2,000,000      Refunding, Series R, 7.20%, 07/01/01..........................................................       2,247,020
    225,000      Series P, Pre-Refunded, 8.125%, 07/01/13......................................................         253,003
  1,000,000      Series Q, Pre-Refunded, 8.00%, 07/01/18.......................................................       1,174,269
     40,000     Puerto Rico Commonwealth IDC, General Purpose Revenues, 8.00%, 01/01/03........................          40,012
                Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue,
    350,000      Series 1988-A, 7.90%, 07/01/07................................................................         386,435
    750,000      Series 1988-A, 7.75%, 07/01/08................................................................         824,714
                Puerto Rico HFC Revenue,
     20,000      FHA Mortgage Insured, Section 8 Assisted, 6th Portfolio, Pre-Refunded, 7.75%, 12/01/26........          23,851
  2,460,000      MFM, Series A-1, 7.50%, 04/01/22..............................................................       2,592,348
    330,000     Puerto Rico HFC, SFMR, GNMA Secured, Series B-1, 7.65%, 10/15/22...............................         348,652
                Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue,
    300,000      Baxter Travenol Labs., Series A, 8.00%, 09/01/12..............................................         333,084
    250,000      Upjohn Co. Project, 7.50%, 12/01/23...........................................................         273,730
    185,000     Puerto Rico Municipal Finance Agency, Series 1988-A, 8.25%, 07/01/08...........................         203,415
                Puerto Rico PBA, Guaranteed, Public Education and Health Facilities,
    175,000      Series H, Pre-Refunded, 7.875%, 07/01/16......................................................         190,351
  1,925,000      Series J, Pre-Refunded, 7.25%, 07/01/17.......................................................       2,113,207
  5,000,000     Puerto Rico Telephone Authority Revenue, Series L, 6.125%, 01/01/22............................       5,033,400
                Richmond Metropolitan Authority, Expressway Revenue,
  2,000,000      AMBAC Insured, 7.00%, 10/15/13................................................................       2,162,180
  2,500,000      Refunding, Series A, FGIC Insured, 6.375%, 07/15/16...........................................       2,589,500
  3,890,000      Refunding, Series A, FGIC Insured, 5.75%, 07/15/22............................................       3,785,981
  5,000,000      Series B, FGIC Insured, 6.25%, 07/15/22.......................................................       5,101,650
  2,000,000     Richmond Public Improvement GO, Series A, 6.25%, 01/15/21......................................       2,024,460
    175,000     Richmond Public Utilities Revenue, Series A, Pre-Refunded, 8.00%, 01/15/18.....................         193,443
  2,500,000     Richmond Redevelopment and Housing Authority Mortgage Revenue, Refunding, MF, Series A,
                 FHA Insured, 6.50%, 04/01/27..................................................................       2,509,300
  3,000,000     Roanoke IDAR, Roanoke Memorial Hospital, Pre-Refunded, 7.50%, 07/01/20.........................       3,455,370
  4,250,000     South Boston IDAR, Halifax-Community Hospital, Inc. Project, 7.375%, 09/01/11..................       4,486,938
                Southeastern Public Service Authority Revenue, Senior Regional Solid Waste System,
  1,000,000      Refunding, Series B, BIG Insured, Pre-Refunded, 7.00%, 07/01/13...............................       1,112,960
     40,000      Series B, Pre-Refunded, 9.00%, 07/01/05.......................................................          42,458
     10,000      Series B, Pre-Refunded, 9.25%, 07/01/15.......................................................          10,634
    945,000     Staunton IDA, Facilities Revenue, Refunding, Mary Baldwin College, Series B, 8.00%, 11/01/17...       1,030,409
    200,000     Suffolk GO, Series 1988, Pre-Refunded, 7.40%, 08/01/05.........................................         216,038
$   370,000     Suffolk IDAR, Louise Obici Memorial Hospital, 7.875%, 01/01/05.................................       $ 395,608
  1,000,000     University of Virginia, Hospital Revenue, Refunding, Series D, Pre-Refunded, 7.15%, 06/01/17...       1,095,990
     50,000     Virginia Beach Development Authority, General Hospital Facility Revenue, Series A, Pre-Refunded,
                 8.75%, 12/01/17...............................................................................          55,850
                Virginia College Building Authority, Educational Facilities Revenue,
    750,000      Hampton University Project, Series A, Pre-Refunded, 7.75%, 04/01/14...........................         847,628
  1,750,000      Marymount University Project, 7.00%, 07/01/22.................................................       1,819,703
  2,345,000      Refunding, Washington and Lee University Project, 5.75%, 01/01/19.............................       2,332,853
    200,000     Virginia Education Loan Authority, Guaranteed, Student Loan Program Revenue, Series B,
                 8.00%, 03/01/04...............................................................................         207,582
    900,000     Virginia Polytechnic Institute Revenue, Dormitory and Dining Hall, BIG Insured, 7.00%, 06/01/09         973,278
    400,000     Virginia Port Authority Revenue, Commonwealth Port Fund, 8.20%, 07/01/08.......................         445,228
                Virginia State HDA, Commonwealth Mortgage,
  1,000,000      Series A, 7.10%, 01/01/17.....................................................................       1,048,430
  5,500,000      Series A, 7.15%, 01/01/33.....................................................................       5,729,845
      5,000      Series A-1, 8.10%, 01/01/17...................................................................           5,203
  5,000,000      Series B-1, 7.20%, 07/01/17...................................................................       5,363,250
    650,000      Series B-2, 7.625%, 07/01/17..................................................................         674,382
    110,000      Series B-3, 7.625%, 01/01/17..................................................................         114,574
    250,000      Series B-3, 7.375%, 07/01/17..................................................................         263,273
  2,000,000      Series B-3, 6.80%, 01/01/27...................................................................       2,026,320
  5,000,000      Series B-4, 6.85%, 07/01/17...................................................................       5,130,500
  2,000,000      Series B-4, 6.55%, 01/01/27...................................................................       1,989,200
  5,000,000       dSeries D-1, 6.40%, 07/01/17.................................................................       5,063,400
    800,000      Series D-1, 7.50%, 07/01/17...................................................................         831,712
  1,500,000      Series D-2, 7.35%, 07/01/17...................................................................       1,559,355
  1,000,000      Series D-3, 7.375%, 07/01/17..................................................................       1,048,310
  1,000,000      Series H-2, 6.55%, 01/01/17...................................................................       1,016,660
  9,000,000     Virginia State HDA, MF, Series F, 7.10%, 05/01/13..............................................       9,464,400
  2,000,000     Virginia State Resources Authority, Sewer System Revenue, Refunding, Harrisonburg Rockingham
                 Region, Series A, 6.00%, 05/01/22.............................................................       2,005,880
                Virginia State Resources Authority, Water and Sewer System Revenue,
  1,000,000      Lot #7, Rapidan Service Authority, 7.125%, 10/01/16...........................................       1,065,110
    400,000      Pooled Loan Program, Series A, 7.35%, 11/01/16................................................         429,980
    100,000      Pooled Loan Program, Series A, 7.45%, 11/01/16................................................         107,720
    100,000      Pooled Loan Program, Series A, 7.85%, 11/01/17................................................         109,189
    190,000      Pooled Loan Program, Series A, Pre-Refunded, 7.35%, 11/01/16..................................         212,633
                Virginia State Resources Authority, Water System Revenue,
  1,000,000      Refunding, Series A, 6.125%, 04/01/19.........................................................       1,009,340
     85,000      Series 1988, Pre-Refunded, 7.875%, 10/01/18...................................................          95,401
                Virginia State Transportation Board, Transportation Contract Revenue,
  9,000,000      Refunding, U.S. Route 28 Project, 6.50%, 04/01/18.............................................       9,352,440
    475,000      U.S. Route 28 Project, Pre-Refunded, 7.80%, 03/01/16..........................................         525,317
  2,500,000      U.S. Route 58 Corridor Development Program, 6.00%, 05/15/19...................................       2,506,550
  3,295,000     Washington County IDA, College Facilities Revenue, Emory and Henry College Project,
                 6.375%, 04/01/23..............................................................................       3,324,128
  3,000,000     Washington County IDA, Hospital Facilities Revenue, First Mortgage, Johnston Memorial Hospital,
                 7.00%, 07/01/22...............................................................................       3,175,440
  5,450,000     West Point IDA, Solid Waste Disposal Revenue, Refunding, Chesapeake Corp. Project, Series B,
                 6.25%, 03/01/19...............................................................................       5,458,230


 $2,000,000     Winchester IDA, Educational Facilities Revenue, Refunding, First Mortgage, Shenandoah University
                 Project, Asset Guaranteed, 6.80%, 10/01/24....................................................     $ 2,148,040
    600,000     Winchester IDA, Hospital Facility Revenue, First Mortgage, Winchester Medical Center, Inc.,
                 Pre-Refunded, 8.125%, 01/01/14................................................................         620,178
                                                                                                                  --------------
                Total Long Term Investments (Cost $245,708,146)................................................     260,961,080
                                                                                                                  --------------

              e Short Term Investments.8%
  1,000,000     Loudoun County IDA, Residential Care Facility Revenue, Falcons Landing Project, Series B,
                 Daily VRDN and Put, 3.55%, 11/01/24...........................................................       1,000,000
  1,200,000     Peninsula Port Facilities Authority Revenue, Refunding, Shell Oil Co., Series A, Daily VRDN and Put,
                 3.40%, 12/01/05...............................................................................       1,200,000
                                                                                                                  --------------
                Total Short Term Investments (Cost $2,200,000).................................................       2,200,000
                                                                                                                  --------------
                Total Investments (Cost $247,908,146) 100.4%...................................................     263,161,080
                Liabilities in Excess of Other Assets, Net (.4)%...............................................      (1,137,119)
                                                                                                                  --------------
                Net Assets 100.0%..............................................................................    $262,023,961
                                                                                                                  ==============


                At August 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $247,908,146 was as follows:
                Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost.................................................................    $ 15,386,720
                Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value.................................................................        (133,786)
                                                                                                                  --------------
                Net unrealized appreciation....................................................................    $ 15,252,934
                                                                                                                  ==============

PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
EDA      - Economic Development Authority
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority
HFC      - Housing Financial Corp.
IDA      - Industrial Development Authority
IDAR     - Industrial Development Authority Revenue
IDC      - Industrial Development Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
MFHR     - Multi-Family Housing Revenue
MFM      - Multi-Family Mortgage
MFR      - Multi-Family Revenue
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
SFMR     - Single-Family Mortgage Revenue


dSee Note 1(f) regarding securities purchased on a when-issued basis.
eVariable rate demand notes (VRDN's) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities
August 31, 1995 (unaudited)


                                                   Franklin         Franklin          Franklin       Franklin        Franklin
                                                    Alabama          Florida           Georgia       Kentucky        Louisiana
                                                   Tax-Free         Tax-Free          Tax-Free       Tax-Free        Tax-Free
                                                  Income Fund      Income Fund       Income Fund    Income Fund     Income Fund
                                                   ---------       ----------         ---------      --------        ---------
Assets:
 Investments in securities:
At identified cost...........................    $166,255,873   $1,195,287,129     $114,252,131    $33,945,374     $ 96,652,961
                                                    =========       ==========        =========       ========        =========
At value.....................................     175,030,236    1,272,704,811      121,005,571     34,635,364      102,781,363
 Cash........................................         283,373          250,419           98,557         23,775          226,796
 Receivables:
Interest.....................................       2,983,846       23,731,222        1,739,627        526,478        1,714,476
Investment securities sold...................              --       10,168,750          103,000             --           10,194
Capital shares sold..........................         319,699        2,385,421          146,240         48,264           56,594
                                                    ---------       ----------        ---------       --------        ---------
Total assets.................................     178,617,154    1,309,240,623      123,092,995     35,233,881      104,789,423
                                                    ---------       ----------        ---------       --------        ---------
Liabilities:
 Payables:
Distributions payable to shareholders........         249,875        1,928,265          191,447         49,670          151,168
Management fees..............................          84,605          510,009           61,521         17,218           53,968
Distribution fees............................          22,570          168,291           15,185          2,770           13,564
Shareholder servicing costs..................           1,634           12,099            2,655            471            1,635
Capital shares repurchased...................          18,940        1,043,690          155,595          7,203           64,361
 Accrued expenses and other liabilities......           5,552           20,817            6,824          6,894           16,509
                                                    ---------       ----------        ---------       --------        ---------
Total liabilities............................         383,176        3,683,171          433,227         84,226          301,205
                                                    ---------       ----------        ---------       --------        ---------
Net assets, at value.........................    $178,233,978   $1,305,557,452     $122,659,768    $35,149,655     $104,488,218
                                                    =========       ==========        =========       ========        =========
Net assets consist of:
 Undistributed net investment income.........       $ 345,092      $ 3,493,634         $ 57,088       $ 12,762        $ 233,182
 Unrealized appreciation on investments......       8,774,363       77,417,682        6,753,440        689,990        6,128,402
 Accumulated net realized loss...............      (1,304,791)      (4,754,788)      (1,381,430)      (879,900)      (3,148,031)
 Class I capital shares......................     169,989,642    1,227,315,311      116,877,345     35,326,803      101,115,916
 Class II capital shares.....................         429,672        2,085,613          353,325             --          158,749
                                                    ---------       ----------        ---------       --------        ---------
Net assets, at value.........................    $178,233,978   $1,305,557,452     $122,659,768    $35,149,655     $104,488,218
                                                    =========       ==========        =========       ========        =========
Class I shares:
 Net assets, at value........................    $177,802,619   $1,303,465,780     $122,304,825    $35,149,655     $104,328,343
                                                    =========       ==========        =========       ========        =========
 Shares outstanding..........................      15,438,212      112,808,248       10,420,596      3,257,853        9,345,260
                                                    =========       ==========        =========       ========        =========
 Net asset value per share*..................          $11.52           $11.55           $11.74         $10.79           $11.16
                                                    =========       ==========        =========       ========        =========
Class II shares:
 Net assets, at value........................       $ 431,359      $ 2,091,672        $ 354,943           --          $ 159,875
                                                    =========       ==========        =========       ========        =========
 Shares outstanding..........................          37,366          180,097           30,149           --             14,275
                                                    =========       ==========        =========       ========        =========
 Net asset value per share*..................          $11.54           $11.61           $11.77           --             $11.20
                                                    =========       ==========        =========       ========        =========

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST  Financial Statements (cont.)

Statements of Assets and Liabilities (cont.)
August 31, 1995 (unaudited)

                                                    Franklin        Franklin        Franklin         Franklin        Franklin
                                                    Maryland        Missouri     North Carolina        Texas         Virginia
                                                    Tax-Free        Tax-Free        Tax-Free         Tax-Free        Tax-Free
                                                   Income Fund     Income Fund     Income Fund      Income Fund     Income Fund
                                                    ---------       ---------       ---------        ---------       ---------
Assets:
 Investments in securities:
At identified cost............................    $153,709,918    $223,084,469    $216,688,245     $119,686,117    $247,908,146
                                                     =========       =========       =========        =========       =========
At value.....................................      161,795,060     234,919,722     227,265,527      128,561,724     263,161,080
 Cash.........................................          71,086          62,096          18,199           80,620         122,791
 Receivables:
Interest......................................       3,001,207       3,497,591       3,658,668        2,153,230       4,648,546
Investment securities sold....................       1,074,146       2,307,333              --        6,737,723         607,625
Capital shares sold...........................         171,843         248,486         429,286           25,932         110,778
                                                     ---------       ---------       ---------        ---------       ---------
Total assets..................................     166,113,342     241,035,228     231,371,680      137,559,229     268,650,820
                                                     ---------       ---------       ---------        ---------       ---------
Liabilities:
 Payables:
Investment securities purchased:
 Regular delivery.............................              --              --         873,124               --              --
 When-issued basis (Note 1)...................              --       2,983,800              --        8,186,242       6,013,125
Distributions payable to shareholders.........         230,384         323,033         321,108          188,647         367,309
Management fees...............................          79,476         109,356         106,196           64,192         119,118
Distribution fees.............................          19,892          29,986          29,221           17,182          34,131
Shareholder servicing costs...................           2,987           3,602           4,494              520           2,988
Capital shares repurchased....................          27,939          10,365          37,580           12,917          76,588
 Accrued expenses and other liabilities.......           6,083           6,963           5,917            4,283          13,600
                                                     ---------       ---------       ---------        ---------       ---------
Total liabilities.............................         366,761       3,467,105       1,377,640        8,473,983       6,626,859
                                                     ---------       ---------       ---------        ---------       ---------
Net assets, at value..........................    $165,746,581    $237,568,123    $229,994,040     $129,085,246    $262,023,961
                                                     =========       =========       =========        =========       =========
Net assets consist of:
 Undistributed net investment income..........       $ 259,108       $ 276,768         $ 3,750        $ 235,575       $ 488,124
 Unrealized appreciation on investments.......       8,085,142      11,835,253      10,577,282        8,875,607      15,252,934
 Accumulated net realized loss................      (1,343,586)     (1,636,017)     (4,053,804)        (819,256)     (1,535,869)
 Class I capital shares.......................     158,401,787     226,602,526     222,767,111      120,788,285     247,107,337
 Class II capital shares......................         344,130         489,593         699,701            5,035         711,435
                                                     ---------       ---------       ---------        ---------       ---------
Net assets, at value..........................    $165,746,581    $237,568,123    $229,994,040     $129,085,246    $262,023,961
                                                     =========       =========       =========        =========       =========
Class I shares:
 Net assets, at value.........................    $165,398,297    $237,076,683    $229,289,352     $129,080,129    $261,306,006
                                                     =========       =========       =========        =========       =========
 Shares outstanding...........................      14,748,359      20,305,426      19,823,205       11,253,428      22,608,331
                                                     =========       =========       =========        =========       =========
 Net asset value per share*...................          $11.21          $11.68          $11.57           $11.47          $11.56
                                                     =========       =========       =========        =========       =========
Class II shares:
 Net assets, at value.........................       $ 348,284       $ 491,440       $ 704,688          $ 5,117       $ 717,955
                                                     =========       =========       =========        =========       =========
 Shares outstanding...........................          30,976          42,000          60,698              444          61,862
                                                     =========       =========       =========        =========       =========
 Net asset value per share*...................          $11.24          $11.70          $11.61           $11.52          $11.61
                                                     =========       =========       =========        =========       =========

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST  Financial Statements (cont.)

Statements of Operations
for the six months ended August 31, 1995 (unaudited)

                                                               Franklin      Franklin      Franklin      Franklin     Franklin
                                                                Alabama       Florida       Georgia      Kentucky     Louisiana
                                                               Tax-Free      Tax-Free      Tax-Free      Tax-Free     Tax-Free
                                                              Income Fund   Income Fund   Income Fund   Income Fund  Income Fund
                                                                -------      --------       -------       -------      -------
Investment income:
 Interest (Note 1).........................................   $5,673,366    $42,665,890   $3,856,092    $1,036,123    $3,537,961
                                                                 -------      --------       -------       -------       -------
Expenses:
 Management fees, net (Note 5).............................      502,103      3,024,111      363,623        21,968       324,456
 Distribution fees - Class I (Note 5)......................       68,434        493,357       47,385        11,931        40,986
 Distribution fees - Class II (Note 5).....................          421          2,179          250            --            17
  Shareholder servicing costs (Note 5).....................       17,460        102,468       14,424         3,528        10,395
 Reports to shareholders...................................       20,949        141,198       14,717         3,713        12,314
 Pricing fees..............................................        7,718         18,354        8,397         7,389        13,320
 Custodian fees............................................        7,343         55,849        5,630         1,390         4,967
 Professional fees.........................................        2,803         17,060        2,312           909         2,604
 Trustees' fees and expenses...............................        1,329         10,118          978           152           916
 Registration and filing fees..............................          129            489           56         2,989         2,661
 Other.....................................................        3,455         18,188        2,980         2,309         4,108
                                                                 -------      --------       -------       -------       -------
Total expenses.............................................      632,144      3,883,371      460,752        56,278       416,744
                                                                 -------      --------       -------       -------       -------
       Net investment income ..............................    5,041,222     38,782,519    3,395,340       979,845     3,121,217
                                                                 -------      --------       -------       -------       -------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss)..................................      483,664      2,923,088      245,023      (94,136)       105,678
 Net unrealized appreciation ..............................    2,659,066     20,531,354    1,771,401       881,452     1,161,597
                                                                 -------      --------       -------       -------       -------
Net realized and unrealized gain on investments............    3,142,730     23,454,442    2,016,424       787,316     1,267,275
                                                                 -------      --------       -------       -------       -------
Net increase in net assets resulting from operations.......   $8,183,952    $62,236,961   $5,411,764    $1,767,161    $4,388,492
                                                                 =======      ========       =======       =======       =======


The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST  Financial Statements (cont.)

Statements of Operations (cont.)
for the six months ended August 31, 1995 (unaudited)

                                                             Franklin      Franklin      Franklin       Franklin      Franklin
                                                             Maryland      Missouri   North Carolina      Texas       Virginia
                                                             Tax-Free      Tax-Free      Tax-Free       Tax-Free      Tax-Free
                                                            Income Fund   Income Fund   Income Fund    Income Fund   Income Fund
                                                             --------      --------      --------        -------      --------
Investment income:
 Interest (Note 1)......................................   $5,094,838     $ 7,395,432   $ 7,055,118    $4,355,100    $ 8,347,768
                                                             --------        --------      --------        -------      --------
Expenses:
 Management fees (Note 5)...............................      462,839         646,603       625,176       388,219        710,035
 Distribution fees - Class I (Note 5)...................       62,937          91,402        89,292        50,571        101,446
 Distribution fees - Class II (Note 5)..................          282             311           307            10            577
 Shareholder servicing costs (Note 5)...................       20,238          26,241        23,910        11,649         26,772
 Reports to shareholders................................       19,913          26,409        21,863        13,451         33,248
 Pricing fees...........................................        6,677           8,598         9,497         9,470          9,822
 Custodian fees.........................................        6,952          10,454        10,078         6,121         11,818
 Professional fees......................................        2,874           3,704         3,556         2,658          4,115
 Trustees' fees and expenses............................        1,274           1,884         1,819         1,123          2,216
 Registration and filing fees...........................        1,012           1,695           989           851            629
 Other..................................................        3,229           4,232         4,327         3,127          4,440
                                                             --------        --------      --------       -------       --------
      Total expenses....................................      588,227         821,533       790,814       487,250        905,118
                                                             --------        --------      --------       -------       --------
       Net investment income ...........................    4,506,611       6,573,899     6,264,304     3,867,850      7,442,650
                                                             --------        --------      --------       -------       --------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss)...............................     (403,261)        801,509    (1,067,908)      420,418      1,834,415
 Net unrealized appreciation ...........................    4,690,181       3,767,162     5,010,806     2,161,911      3,273,111
                                                             --------        --------      --------       -------       --------
Net realized and unrealized gain on investments.........    4,286,920       4,568,671     3,942,898     2,582,329      5,107,526
                                                             --------        --------      --------       -------       --------
Net increase in net assets resulting from operations....   $8,793,531     $11,142,570   $10,207,202    $6,450,179    $12,550,176
                                                             ========        ========      ========       =======       ========


The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST  Financial Statements (cont.)

Statements  of Changes in Net Assets for the six months  ended  August 31,  1995
(unaudited) and the year ended February 28, 1995

                                    Franklin Alabama                   Franklin Florida                  Franklin Georgia
                                  Tax-Free Income Fund               Tax-Free Income Fund              Tax-Free Income Fund
                                  --------------------              ----------------------             --------------------
                               Six months          Year          Six months          Year           Six months         Year
                                  ended            ended            ended            ended             ended           ended
                                 8/31/95          2/28/95          8/31/95          2/28/95           8/31/95         2/28/95
                                ---------        ---------       ----------       ----------         ---------       ---------
Increase (decrease) in net assets:
  Operations:
   Net investment income...     $5,041,222      $ 9,963,892      $ 38,782,519     $ 78,641,179      $ 3,395,340     $ 6,693,192
   Net realized gain
 (loss) from security
 transactions..............        483,664       (1,785,827)        2,923,088       (6,760,745)         245,023      (1,426,675)
 Net unrealized
 appreciation
 (depreciation)
 on investments............      2,659,066       (6,044,705)       20,531,354      (45,647,422)       1,771,401      (3,279,116)
                                 ---------        ---------       ----------       ----------         ---------       ---------
Net increase in net
 assets resulting
 from operations...........      8,183,952        2,133,360        62,236,961       26,233,012        5,411,764       1,987,401
  Distributions to
 shareholders from
 undistributed net
 investment income:
  Class I..................     (5,019,619)      (9,804,407)      (38,818,799)     (76,589,571)      (3,434,960)     (6,715,463)
  Class II.................         (3,118)              --           (17,051)              --           (1,938)             --
  Increase (decrease) in
 net assets from capital
 share transactions
 (Note 2)..................      5,021,894         (692,543)       17,137,906      (46,207,701)       3,913,566         617,009
                                 ---------        ---------       ----------       ----------         ---------       ---------
Net increase
 (decrease) in
 net assets................      8,183,109       (8,363,590)       40,539,017      (96,564,260)       5,888,432      (4,111,053)
Net assets:
Beginning of period........    170,050,869      178,414,459     1,265,018,435    1,361,582,695      116,771,336     120,882,389
                                 ---------        ---------       ----------       ----------         ---------       ---------
End of period..............   $178,233,978     $170,050,869    $1,305,557,452   $1,265,018,435     $122,659,768    $116,771,336
                                 =========        =========       ==========       ==========         =========       =========
Undistributed net
 investment income
 included in net assets:
Beginning of period........      $ 326,607        $ 167,122       $ 3,546,965      $ 1,495,357         $ 98,646       $ 120,917
                                 =========        =========       ==========       ==========         =========       =========
  End of period............      $ 345,092        $ 326,607       $ 3,493,634      $ 3,546,965         $ 57,088        $ 98,646
                                 =========        =========       ==========       ==========         =========       =========


The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST  Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1995 (unaudited) and the year ended February 28, 1995

                                         Franklin Kentucky             Franklin Louisiana                Franklin Maryland
                                       Tax-Free Income Fund           Tax-Free Income Fund             Tax-Free Income Fund
                                        ------------------            --------------------             --------------------
                                    Six months        Year         Six months         Year          Six months         Year
                                       ended          ended           ended           ended            ended           ended
                                      8/31/95        2/28/95         8/31/95         2/28/95          8/31/95         2/28/95
                                     --------       --------        ---------       ---------        ---------       ---------
Increase (decrease) in net assets:
  Operations:
   Net investment income........      $ 979,845    $ 1,795,371     $ 3,121,217     $ 6,456,910      $ 4,506,611     $ 8,856,066
   Net realized gain (loss) from
 security transactions..........        (94,136)      (759,461)        105,678      (3,100,285)        (403,261)       (302,688)
 Net unrealized appreciation
 (depreciation) on
 investments....................        881,452       (805,246)      1,161,597      (2,523,882)       4,690,181      (6,128,504)
                                       --------       --------       ---------       ---------        ---------       ---------
Net increase in net
 assets resulting
 from operations................      1,767,161        230,664       4,388,492         832,743        8,793,531       2,424,874
  Distributions to shareholders
 from undistributed net
 investment income:
  Class I.......................       (988,164)    (1,815,911)     (3,102,279)     (6,308,597)      (4,545,422)     (8,652,494)
  Class II......................             --             --            (173)             --           (2,100)             --
  Increase (decrease) in net
 assets from capital share
 transactions (Note 2)..........      1,539,354      6,359,314      (1,777,613)     (5,515,489)       8,355,995       2,689,253
                                       --------       --------       ---------       ---------        ---------       ---------
Net increase (decrease)
 in net assets..................      2,318,351      4,774,067        (491,573)    (10,991,343)      12,602,004      (3,538,367)
Net assets:
Beginning of period.............     32,831,304     28,057,237     104,979,791     115,971,134      153,144,577     156,682,944
                                       --------       --------       ---------       ---------        ---------       ---------
End of period...................    $35,149,655    $32,831,304    $104,488,218    $104,979,791     $165,746,581    $153,144,577
                                       ========       ========       =========       =========        =========       =========

Undistributed net investment income included in net assets:

Beginning of period.............       $ 21,081       $ 41,621       $ 214,417        $ 66,104        $ 300,019        $ 96,447
                                       ========       ========        =========       =========        =========      =========
  End of period.................       $ 12,762       $ 21,081       $ 233,182       $ 214,417        $ 259,108       $ 300,019
                                       ========       ========        =========       =========        =========      =========


The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST  Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1995 (unaudited) and the year ended February 28, 1995

                                                                        Franklin Missouri             Franklin North Carolina
                                                                      Tax-Free Income Fund             Tax-Free Income Fund
                                                                      --------------------             --------------------
                                                                   Six months         Year          Six months         Year
                                                                      ended           ended            ended           ended
                                                                     8/31/95         2/28/95          8/31/95         2/28/95
                                                                    ---------       ---------        ---------       ---------
Increase (decrease) in net assets:
 Operations:
  Net investment income.......................................     $ 6,573,899    $ 12,903,117      $ 6,264,304    $ 12,172,662
  Net realized gain (loss) from security transactions.........         801,509      (1,832,356)      (1,067,908)     (2,746,697)
Net unrealized appreciation (depreciation) on investments.....       3,767,162      (8,063,083)       5,010,806      (7,384,751)
                                                                     ---------       ---------        ---------       ---------
Net increase in net assets resulting from operations..........      11,142,570       3,007,678       10,207,202       2,041,214
 Distributions to shareholders from undistributed net
 investment income:
 Class I......................................................      (6,474,272)    (12,863,835)      (6,384,294)    (12,187,559)
 Class II ....................................................          (2,241)             --           (2,179)             --
 Increase in net assets from capital share
 transactions (Note 2)........................................       5,460,560       9,149,155        9,909,815      10,870,334
                                                                     ---------       ---------        ---------       ---------
Net increase (decrease) in net assets.........................      10,126,617        (707,002)      13,730,544         723,989
Net assets:
 Beginning of period..........................................     227,441,506     228,148,508      216,263,496     215,539,507
                                                                     ---------       ---------        ---------       ---------
 End of period................................................    $237,568,123    $227,441,506     $229,994,040    $216,263,496
                                                                     =========       =========        =========       =========
Undistributed net investment income included in net assets:
 Beginning of period..........................................       $ 179,382       $ 140,100        $ 125,919       $ 140,816
                                                                     =========       =========        =========       =========
 End of period................................................       $ 276,768       $ 179,382          $ 3,750       $ 125,919
                                                                     =========       =========        =========       =========


The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST  Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1995 (unaudited) and the year ended February 28, 1995

                                                                         Franklin Texas                  Franklin Virginia
                                                                      Tax-Free Income Fund             Tax-Free Income Fund
                                                                      --------------------             --------------------
                                                                   Six months         Year          Six months         Year
                                                                      ended           ended            ended           ended
                                                                     8/31/95         2/28/95          8/31/95         2/28/95
                                                                    ---------       ---------        ---------       ---------
Increase (decrease) in net assets:
 Operations:
  Net investment income.......................................      $3,867,850      $8,273,562       $7,442,650    $ 14,841,432
  Net realized gain (loss) from security transactions.........         420,418      (1,211,703)       1,834,415      (3,093,260)
Net unrealized appreciation (depreciation) on investments.....       2,161,911      (5,076,016)       3,273,111      (7,958,005)
                                                                     ---------       ---------        ---------       ---------
Net increase in net assets resulting from operations..........       6,450,179       1,985,843       12,550,176       3,790,167
 Distributions to shareholders from undistributed net
 investment income:
 Class I......................................................      (3,907,705)     (8,088,325)      (7,437,620)    (14,680,932)
 Class II.....................................................             (39)             --           (4,336)             --
 Increase (decrease) in net assets from capital share
 transactions (Note 2)........................................      (4,141,571)    (11,897,120)         951,032       5,942,403
                                                                     ---------       ---------        ---------       ---------
Net increase (decrease) in net assets.........................      (1,599,136)    (17,999,602)       6,059,252      (4,948,362)
Net assets:
 Beginning of period..........................................     130,684,382     148,683,984      255,964,709     260,913,071
                                                                     ---------       ---------        ---------       ---------
 End of period................................................    $129,085,246    $130,684,382     $262,023,961    $255,964,709
                                                                     =========       =========        =========       =========
Undistributed net investment income included in net assets:
 Beginning of period..........................................       $ 275,469         $90,232        $ 487,430       $ 326,930
                                                                     =========       =========        =========       =========
 End of period................................................       $ 235,575       $ 275,469        $ 488,124       $ 487,430
                                                                     =========       =========        =========       =========


The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is an open-end management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The Trust currently consists of twenty-seven separate funds (the Funds). This report pertains only to the ten Funds included in the accompanying financial statements. Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio. The Trust's Franklin Maryland Tax-Free Income Fund is non-diversified although all other Funds included in this report are diversified.

All of the funds within this report except the Franklin Kentucky Tax-Free Income Fund offer two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares began May 1, 1995, at which time all previously outstanding shares became Class I shares. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuations:

Tax-free bonds generally trade in the over-the-counter market rather than on a national securities exchange. Often there are no transactions in a particular security on any given day. In the absence of a recorded sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank, or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees. Other securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Trustees.

b. Municipal Bonds or Notes with "Puts":

The Trust has purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such a right to resell is commonly known as a "put". In determining the weighted average maturity of the Fund's portfolio, municipal bonds and notes as to which the Fund holds a put are deemed to mature on the first day on which the put may be exercisable.

c. Income Taxes:

The Trust intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

d. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.

e. Investment Income, Expenses and Distributions:

Distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium, if any, are amortized as required by the Internal Revenue Code. The Funds normally declare dividends from their net investment income daily and distribute monthly. Daily allocations of net investment income will commence on the date following receipt of an investor's funds. Dividends are normally declared each day the New York Stock Exchange is open for business and are equal to an amount per day set from time to time by the Board of Trustees, and are payable to shareholders of record at the beginning of business on the ex-date. Once each month, dividends are reinvested in additional shares of the Funds or paid in cash as requested by the shareholders.

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale transactions.

f. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Funds may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Funds have set aside sufficient investment securities as collateral for these purchase commitments.

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)
g. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.


2. TRUST SHARES



At August 31, 1995, there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in each of the Fund's shares were as follows:

                               Franklin Alabama            Franklin Florida           Franklin Georgia       Franklin Kentucky
                             Tax-Free Income Fund        Tax-Free Income Fund       Tax-Free Income Fund    Tax-Free Income Fund
                               ------------------         -------------------        -------------------      ----------------
Class I Shares:              Shares       Amount        Shares        Amount       Shares       Amount      Shares     Amount
                              --------   ----------     ---------    ----------    --------     ---------    -------   ---------
Six months ended
 August 31, 1995
  Shares sold ............    875,661   $10,034,214    5,982,361   $68,645,054     688,024   $ 8,029,364    199,931  $2,141,008
  Shares issued in
 reinvestment of
 distributions ...........    167,973     1,922,431      850,779     9,758,407     138,990     1,620,813     43,370     463,806
  Shares redeemed.........   (615,230)   (7,048,621)  (5,329,367)  (61,201,369)   (550,622)   (6,426,045)  (101,094) (1,085,332)
  Changes from exercise
   of exchange privilege:
    Shares sold ..........     97,212     1,119,613    2,466,562    28,305,179     192,592     2,245,661     21,455     229,527
    Shares redeemed ......   (125,381)   (1,435,415)  (2,655,276)  (30,454,978)   (163,480)   (1,909,552)   (19,452)   (209,655)
                              --------   ----------     ---------    ----------    --------     ---------    -------   ---------
    Net increase .........    400,235   $ 4,592,222    1,315,059   $15,052,293     305,504   $ 3,560,241    144,210  $1,539,354
                              ========   ==========     =========    ==========    ========     =========    =======   =========
Year ended
 February 28,1995
  Shares sold ............  1,621,119   $18,242,951    8,411,182   $94,636,747   1,231,961   $14,088,149    671,028  $7,024,240
  Shares issued in
 reinvestment of
 distributions ...........    321,962     3,596,571    1,678,619    18,812,041     271,984     3,100,210     83,222     857,832
  Shares redeemed ........ (1,856,828)  (20,777,303) (14,722,572) (164,615,468) (1,410,178)  (15,991,452)  (202,303) (2,068,311)
  Changes from exercise
   of exchange privilege:
    Shares sold ..........    277,491     3,096,607    7,643,987    84,296,915     609,634     6,889,684    126,907   1,299,879
    Shares redeemed ......   (440,080)   (4,851,369)  (7,161,104)  (79,337,936)   (658,706)   (7,469,582)   (74,987)   (754,326)
                              --------   ----------     ---------    ----------    --------     ---------    -------   ---------
    Net increase
(decrease) ...............    (76,336)   $ (692,543)  (4,149,888) $(46,207,701)     44,695     $ 617,009    603,867  $6,359,314
                              ========   ==========     =========    ==========    ========     =========    =======   =========

                               Franklin Alabama            Franklin Florida           Franklin Georgia
                             Tax-Free Income Fund        Tax-Free Income Fund       Tax-Free Income Fund
                              ------------------         -------------------        -------------------
Class II Shares:             Shares       Amount        Shares        Amount       Shares       Amount
                             --------   ----------     ---------    ----------    --------     ---------
Period ended
 August 31, 1995*
  Shares sold ............     37,247     $ 428,307      183,383   $ 2,123,962      30,048     $ 352,148
  Shares issued in
 reinvestment of
 distributions ...........        119         1,365          542         6,245         101         1,177
  Shares redeemed.........         --            --       (3,817)      (44,469)         --            --
  Changes from exercise of
   exchange privilege:
    Shares redeemed ......         --            --          (11)         (125)         --            --
                              --------   ----------     ---------    ----------    --------     ---------
    Net increase .........     37,366     $ 429,672      180,097   $ 2,085,613      30,149     $ 353,325
                              ========   ==========     =========    ==========    ========     =========

*For the period May 1,1995 to August 31, 1995.

2. TRUST SHARES (cont.)
                                                    Franklin Louisiana          Franklin Maryland          Franklin Missouri
                                                   Tax-Free Income Fund        Tax-Free Income Fund       Tax-Free Income Fund
                                                    ------------------         -------------------        -------------------
Class I Shares:                                    Shares        Amount       Shares       Amount        Shares        Amount
                                                  --------      ---------    --------     ---------     --------     ----------
Six months ended August 31, 1995
 Shares sold .................................      373,364    $4,143,200      974,652   $10,791,605    1,048,596   $12,152,635
 Shares issued in reinvestment of distributions     112,462     1,247,935      200,331     2,216,780      243,815     2,824,529
 Shares redeemed .............................     (497,779)   (5,534,911)    (615,272)   (6,803,560)    (845,917)   (9,819,814)
 Changes from exercise of exchange privilege:
  Shares sold ................................       24,725       274,671      340,572     3,784,557      130,289     1,506,203
  Shares redeemed ............................     (185,156)   (2,067,257)    (178,409)   (1,977,517)    (146,074)   (1,692,586)
                                                   --------      ---------    --------     ---------     --------     ----------
  Net increase (decrease).....................     (172,384)  $(1,936,362)     721,874   $ 8,011,865      430,709   $ 4,970,967
                                                   ========      =========    ========     =========     ========     ==========
Year ended February 28,1995
 Shares sold .................................      854,957    $9,422,663    2,014,838   $21,713,304    2,751,161   $31,262,645
 Shares issued in reinvestment of distributions     219,711     2,397,694      375,143     4,013,270      483,780     5,454,450
 Shares redeemed .............................   (1,403,612)  (15,248,084)  (2,108,990)  (22,501,921)  (2,353,075)  (26,324,898)
 Changes from exercise of exchange privilege:
  Shares sold ................................      154,135     1,665,053      607,151     6,459,413      459,895     5,203,959
  Shares redeemed ............................     (342,794)   (3,752,815)    (658,216)   (6,994,813)    (575,966)   (6,447,001)
                                                   --------      ---------    --------     ---------     --------     ----------

  Net increase (decrease).....................     (517,603)  $(5,515,489)     229,926   $ 2,689,253      765,795   $ 9,149,155
                                                   ========      =========    ========     =========     ========     ==========

                                                    Franklin Louisiana          Franklin Maryland          Franklin Missouri
                                                   Tax-Free Income Fund        Tax-Free Income Fund       Tax-Free Income Fund
                                                    ------------------         -------------------        -------------------
Class II Shares:                                   Shares        Amount       Shares       Amount        Shares        Amount
                                                   --------      ---------    --------     ---------     --------     ----------
Period ended August 31, 1995*
 Shares sold .................................       14,270     $ 158,696       30,871     $ 342,964       41,868     $ 488,061
 Shares issued in reinvestment of distributions           5            53          105         1,166          132         1,532
                                                   --------      ---------    --------     ---------     --------     ----------
  Net increase................................       14,275     $ 158,749       30,976     $ 344,130       42,000     $ 489,593
                                                   ========      =========    ========     =========     ========     ==========
*For the period May 1,1995 to August 31, 1995.



                                                  Franklin North Carolina         Franklin Texas           Franklin Virginia
                                                   Tax-Free Income Fund        Tax-Free Income Fund       Tax-Free Income Fund
                                                    -------------------        -------------------        -------------------
Class I Shares:                                   Shares        Amount       Shares        Amount        Shares        Amount
                                                 --------      ---------    --------     ----------     --------     ----------
Six months ended August 31, 1995
 Shares sold .................................   1,399,906   $16,122,023      280,750    $ 3,192,213    1,080,286   $12,380,216
 Shares issued in reinvestment of distributions    263,259     3,029,533      131,113      1,491,357      287,145     3,290,169
 Shares redeemed .............................    (902,021)  (10,391,808)    (706,859)    (8,043,984)  (1,267,665)  (14,544,207)
 Changes from exercise of exchange privilege:
  Shares sold ................................     281,061     3,235,090       96,273      1,091,613      292,177     3,351,117
  Shares redeemed ............................    (242,013)   (2,784,724)    (165,113)    (1,877,805)    (367,783)   (4,237,698)
                                                  --------      ---------    --------     ----------     --------     ----------
  Net increase (decrease).....................     800,192   $ 9,210,114     (363,836)  $ (4,146,606)      24,160     $ 239,597
                                                  ========      =========    ========     ==========     ========     ==========
Year ended February 28, 1995
 Shares sold .................................   2,715,182   $30,691,925      667,569    $ 7,515,729    2,483,253   $27,919,274
 Shares issued in reinvestment of distributions    509,168     5,703,591      256,909      2,876,711      576,775     6,439,101
 Shares redeemed .............................  (2,201,068)  (24,612,803)  (1,759,301)   (19,709,523)  (2,505,456)  (27,915,451)
 Changes from exercise of exchange privilege:
  Shares sold ................................     778,419     8,699,625      220,974      2,467,493      581,315     6,485,601
  Shares redeemed ............................    (859,389)   (9,612,004)    (453,684)    (5,047,530)    (632,522)   (6,986,122)
                                                  --------      ---------    --------     ----------     --------     ----------
  Net increase (decrease).....................     942,312   $10,870,334   (1,067,533)  $(11,897,120)     503,365   $ 5,942,403
                                                  ========      =========    ========     ==========     ========     ==========

2. TRUST SHARES (cont.)
                                                  Franklin North Carolina         Franklin Texas           Franklin Virginia
                                                   Tax-Free Income Fund        Tax-Free Income Fund       Tax-Free Income Fund
                                                    -------------------        -------------------        -------------------
Class II Shares:                                  Shares        Amount       Shares        Amount        Shares        Amount
                                                  --------      ---------    --------     ----------     --------     ----------
Period ended August 31, 1995*
 Shares sold .................................      60,612     $ 698,715          444        $ 5,035       61,607     $ 708,504
 Shares issued in reinvestment of distributions         86           986           --             --          255         2,931
                                                  --------      ---------    --------     ----------     --------     ----------
  Net increase................................      60,698     $ 699,701          444        $ 5,035       61,862     $ 711,435
                                                  ========      =========    ========     ==========     ========     ==========
*For the period May 1,1995 to August 31, 1995.


3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At February 28, 1995, for tax purposes, the Funds had accumulated net capital loss carryovers as follows:


                                                                Franklin      Franklin     Franklin      Franklin     Franklin
                                                                 Alabama       Florida      Georgia      Kentucky     Louisiana
                                                                Tax-Free      Tax-Free     Tax-Free      Tax-Free     Tax-Free
                                                               Income Fund   Income Fund  Income Fund   Income Fund  Income Fund
                                                                ---------     --------     --------      --------     --------
Capital loss carryovers
Expiring in: 1999...........................................          $--    $  104,889           $--          $--           $--
             2000...........................................           --            --            --          495            --
             2001...........................................        1,878        62,379        29,153        1,213        94,024
             2002...........................................           --       749,863       168,244       24,595        59,400
             2003...........................................    1,785,827     6,760,745     1,429,056      759,461     3,100,285
                                                                ---------      --------      --------     --------      --------
                                                               $1,787,705    $7,677,876    $1,626,453    $ 785,764    $3,253,709
                                                                =========      ========      ========     ========      ========

                                                               Franklin     Franklin       Franklin      Franklin     Franklin
                                                               Maryland     Missouri    North Carolina     Texas      Virginia
                                                               Tax-Free     Tax-Free       Tax-Free      Tax-Free     Tax-Free
                                                              Income Fund  Income Fund    Income Fund   Income Fund  Income Fund
                                                                ---------    --------       ---------     --------     --------
Expiring in: 1999 .........................................     $ 25,303      $  4,884      $  33,686          $--     $   6,967
             2000 .........................................          125        13,989         41,699           --            --
             2001 .........................................      249,775       299,374        147,462           --       164,306
             2002 .........................................      359,934       275,178         14,532           --       105,751
             2003 .........................................      305,188     1,842,226      2,746,697    1,239,674     3,093,260
                                                                ---------    --------       ---------     --------     --------
                                                               $ 940,325    $2,435,651     $2,984,076   $1,239,674    $3,370,284
                                                                =========    ========       =========     ========     ========

For tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at August 31,1995 by $750 in the Franklin Alabama Tax-Free Income Fund, $1,875 in the Franklin
Missouri Tax-Free Income Fund and $1,820 in the Franklin North Carolina Tax-Free
Income.


4. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended August 31, 1995 were as follows:

                                                            Franklin      Franklin       Franklin       Franklin      Franklin
                                                             Alabama       Florida        Georgia       Kentucky      Louisiana
                                                            Tax-Free      Tax-Free       Tax-Free       Tax-Free      Tax-Free
                                                           Income Fund   Income Fund    Income Fund    Income Fund   Income Fund
                                                           ----------    ----------      ---------      ---------     ---------
Purchases ............................................    $16,602,555    $79,222,724    $ 7,053,611   $ 9,184,671      $ 734,385
                                                           ==========    ==========      =========      =========     =========

Sales ................................................    $10,676,319    $79,602,910    $ 5,465,400   $ 7,931,495    $ 2,344,717
                                                           ==========    ==========      =========      =========     =========
                                                            Franklin      Franklin       Franklin       Franklin      Franklin
                                                            Maryland      Missouri    North Carolina      Texas       Virginia
                                                            Tax-Free      Tax-Free       Tax-Free       Tax-Free      Tax-Free
                                                           Income Fund   Income Fund    Income Fund    Income Fund   Income Fund
                                                           ----------    ----------     ----------     ----------     ---------
Purchases ............................................    $14,825,721    $16,338,890    $38,973,043   $12,699,267    $26,500,718
                                                           ==========    ==========     ==========     ==========     =========
Sales ................................................    $ 7,448,979    $11,046,333    $29,860,266   $14,571,535    $21,832,181
                                                           ==========    ==========     ==========     ==========     =========


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Franklin Advisers, Inc., under the terms of a management agreement, provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed monthly on the net assets of each Fund on the last day of the month at an annualized rate of 5/8 of 1% of the first $100 million of net assets, 1/2 of 1% of net assets in excess of $100 million up to and including $250 million, and 45/100 of 1% of net assets in excess of $250 million. The terms of the management agreement provide that aggregate annual expenses of the Funds be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Funds' shares are registered. The Funds' expenses did not exceed these limitations; however, for the six months ended August 31, 1995, Franklin Advisers, Inc. agreed in advance to waive $85,119 of the management fees for the Franklin Kentucky Tax-Free Income Fund.

In its capacity as underwriter for the shares of the Funds, Franklin/Templeton Distributors, Inc. receives commissions on sales of the Funds' shares. Commissions are deducted from the gross proceeds received from the sale of the Funds' shares, and as such are not expenses of the Funds. Franklin/Templeton Distributors, Inc. may also make payments, out of its own resources, to the dealers for certain sales of Class I and Class II shares. Commissions received by Franklin/Templeton Distributors, Inc. and the amounts paid to other dealers for the six months ended August 31, 1995 were as follows:


                                     Franklin              Franklin              Franklin         Franklin         Franklin
                                      Alabama               Florida               Georgia         Kentucky         Louisiana
                                     Tax-Free              Tax-Free              Tax-Free         Tax-Free         Tax-Free
                                    Income Fund           Income Fund           Income Fund      Income Fund      Income Fund
                                 ----------------      ----------------       --------------      --------      --------------
                                  Class I Class  II  Class  I Class  II  Class I
Class II Class I Class I Class II
                                  -------    -----    --------    ------     -------    -----     --------      -------    -----
Total commissions received ...   $341,759   $4,420   $2,083,669   $21,585    $288,866  $3,605      $84,331     $157,833   $1,569
                                  =======    =====    ========    ======     =======    =====     ========      =======    =====
Paid to other dealers.........   $324,348   $8,644   $2,003,556   $42,119    $272,294  $7,113      $78,999     $147,587   $3,203
                                  =======    =====    ========    ======     =======    =====     ========      =======    =====

                                      Franklin           Franklin           Franklin           Franklin            Franklin
                                      Maryland           Missouri        North Carolina          Texas             Virginia
                                      Tax-Free           Tax-Free           Tax-Free           Tax-Free            Tax-Free
                                     Income Fund        Income Fund        Income Fund        Income Fund         Income Fund
                                   ---------------     -------------     --------------      -------------      --------------
                                  Class I Class II   Class I Class II  Class I    Class II Class I Class II     Class I Class II
                                   -------   -----    -------   -----   -------   ------    -------    -----   -------   ------
Total commissions received .....   $412,309 $3,395   $456,847  $5,023   $556,639  $ 7,272   $113,658     $42  $437,180  $ 7,392
                                   =======   =====    =======   =====   =======   ======    =======    =====   =======   ======
Paid to other dealers...........   $389,437 $6,907   $430,781  $9,360   $530,022  $14,117   $106,403     $80  $412,994  $14,316
                                   =======   =====    =======   =====   =======   ======    =======    =====   =======   ======

Franklin/Templeton Distributors, Inc. also received contingent deferred sales charge of $20,301 relating to transactions in the Franklin Florida Tax-Free Income Fund Class I shares.

Under the terms of a shareholder servicing agreement with Franklin/Templeton Investor Services, Inc., the Trust pays costs on a per shareholder account basis. Shareholder servicing costs incurred by the Funds for the six months ended August 31, 1995 aggregated $257,085, of which $225,810 was paid to Franklin/Templeton Investor Services, Inc.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Franklin Kentucky Tax-Free Income Fund reimburses Franklin/Templeton Distributors, Inc. in an amount up to .10% per annum of the fund's average daily net assets for costs incurred in the promotion, offering and marketing of the fund's shares. Fees incurred by the Franklin Kentucky Tax-Free Income Fund under the agreement aggregated $11,931 for the six months ended August 31, 1995.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, which was effective May 1, 1994 for Class I shares and May 1, 1995 for Class II shares, the Funds except the Franklin Kentucky Tax-Free Income Fund, will reimburse Franklin/Templeton Distributors, Inc., in an amount up to a maximum of 0.10% and 0.65% per annum, respectively, of the average daily net assets of each class for costs incurred in the promotion, offering and marketing of the Class I and II shares. Fees incurred by these funds under the agreement aggregated $1,050,164 for the six months ended August 31, 1995.

Certain officers and trustees of the Trust are also officers and/or directors of Franklin/Templeton Distributors, Inc., Franklin Advisers, Inc. and Franklin/Templeton Investor Services, Inc., all wholly-owned subsidiaries of Franklin Resources, Inc.


6. CREDIT RISK

Although each of the Funds, other than the Franklin Maryland Tax-Free Income Fund, has a diversified investment portfolio, all of its investments are in the securities of issuers within those respective states,Guam and Puerto Rico. Such concentration may subject the Funds more significantly to economic changes occurring within those states and territories.


7. FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout the years, by Fund, are as follows:


         Per Share Operating Performance                                                     Ratios/Supplemental Data

                           Net                 Distri-   Distri-                                                 Ratio of Net
      Net Asset Net     Realized &             butions   butions       Net Asset                       Ratio of  Investment
Year   Value at Invest- Unrealized  Total From From Net  From    Total   Value           Net Assets at Expenses  Income    Portfolio
Ended Beginning ment    Gain (Loss) Investment InvestmentCapital Distri- at End  Total   End of Year  to Average to Average Turnover
Feb.28 of Year  Income on SecuritiesOperations Income    Gains   butions of Year Return++(in 000's) Net Assets+++Net Assets  Rate

Franklin Alabama Tax-Free Income Fund:
Class I Shares:
1991  $10.74    $.71       $.068    $ .778     $(.768) $   --   $(.768)  $10.75   7.27%  $  50,182    .70%       6.45%     28.36%
1992   10.75     .66        .346     1.006      (.756)     --    (.756)   11.00   9.51      96,254    .71        6.21       1.21
1993   11.00     .68        .714     1.394      (.684)     --    (.684)   11.71  12.84     144,480    .68        6.04      11.27
1994   11.71     .66        .094      .754      (.664)     --    (.664)   11.80   6.35     178,414    .64        5.62      14.87
1995   11.80     .66       (.500)     .160      (.650)     --    (.650)   11.31   1.54     170,051    .72        5.88      19.85
19951  11.31     .33        .209      .539      (.329)     --    (.329)   11.52   4.82     177,803    .72*       5.76*      6.25
Class II Shares:**
19952  11.36     .20        .174      .374      (.194)     --    (.194)   11.54   3.31         431   1.23*       5.19*      6.25
Franklin Florida Tax-Free Income Fund:
Class I Shares:
1991   10.73     .73        .091      .821      (.801)     --    (.801)   10.75   7.69     605,720    .57        6.76      10.80
1992   10.75     .71        .348     1.058      (.768)     --    (.768)   11.04  10.02     886,110    .54        6.60      16.69
1993   11.04     .71        .647     1.357      (.717)     --    (.717)   11.68  12.45   1,164,827    .54        6.30      11.72
1994   11.68     .70        .086      .786      (.696)     --    (.696)   11.77   6.63   1,361,583    .52        5.90      11.77
1995   11.77     .69       (.436)     .254      (.674)     --    (.674)   11.35   2.36   1,265,018    .59        6.15      14.34
19951  11.35     .35        .197      .547      (.347)     --    (.347)   11.55   4.88   1,303,466    .60       *6.04*      6.30
Class II Shares:**
19952  11.37     .22        .226      .446      (.206)     --    (.206)   11.61   3.95       2,092   1.13*       5.52*      6.30
Franklin Georgia Tax-Free Income Fund:
Class I Shares:
1991   10.90     .72        .098      .818      (.778)     --    (.778)   10.94   7.53      32,011    .56        6.53       1.20
1992   10.94     .65        .349      .999      (.759)     --    (.759)   11.18   9.32      68,546    .72        6.11       6.18
1993   11.18     .68        .658     1.338      (.668)     --    (.668)   11.85  12.09      91,017    .71        5.91      17.10
1994   11.85     .66        .154      .814      (.664)     --    (.664)   12.00   6.77     120,882    .69        5.48      16.75
1995   12.00     .66       (.458)     .202      (.662)     --    (.662)   11.54   1.87     116,771    .76        5.76      36.17
19951  11.54     .33        .205      .535      (.335)     --    (.335)   11.74   4.69     122,305    .77*       5.66*      4.66
Class II Shares:**
19952  11.57     .20        .198      .398      (.198)     --    (.198)   11.77   3.46         355   1.29*       5.30*      4.66
Franklin Kentucky Tax-Free Income Fund:
Class I Shares:
1992   10.00     .15        .164      .314      (.014)     --    (.014)   10.30   8.37       3,032     --        3.52*     53.90
1993   10.30     .57        .832     1.402      (.652)     --    (.652)   11.05  13.81      11,678     --        6.11      18.41
1994   11.05     .63        .164      .794      (.664)     --    (.664)   11.18   7.07      28,057     --        5.73      13.22
1995   11.18     .61       (.625)    (.015)     (.625)     --    (.625)   10.54    .11      32,831    .29        5.94      32.92
19951  10.54     .31        .250      .560      (.310)     --    (.310)   10.79   5.38      35,150    .33*       5.75*     23.61
Franklin Louisiana Tax-Free Income Fund:
Class I Shares:
1991   10.58     .71        .182      .892      (.792)     --    (.792)   10.68   8.50      35,862    .56        6.60        .76
1992   10.68     .67        .326      .996      (.776)     --    (.776)   10.90   9.49      72,923    .70        6.33      10.51
1993   10.90     .69        .668     1.358      (.668)     --    (.668)   11.57  12.61      95,368    .70        6.18      23.37
1994   11.57     .67       (.005)     .665      (.675)     --    (.675)   11.56   5.63     115,971    .68        5.70      17.63
1995   11.56     .66       (.549)     .111      (.641)     --    (.641)   11.03   1.14     104,980    .75        5.98      32.28
19951  11.03     .33        .129      .459      (.329)     --    (.329)   11.16   4.21     104,328    .80*       5.96*       .72
Class II Shares:**
19952  11.01     .19        .194      .384      (.194)     --    (.194)   11.20   3.51         160   1.35*       4.95*       .72
Franklin Maryland Tax-Free Income Fund:
Class I Shares:
1991   10.31     .68        .096      .776      (.716)     --    (.716)   10.37   7.57      33,421    .54        6.50      12.14
1992   10.37     .64        .300      .940      (.710)     --    (.710)   10.60   9.21      71,538    .71        6.15      16.65
1993   10.60     .65        .672     1.322      (.652)     --    (.652)   11.27  12.64     115,873    .71        6.00      14.73
1994   11.27     .64        .092      .732      (.642)     --    (.642)   11.36   6.40     156,683    .66        5.58      18.38
1995   11.36     .63       (.453)     .177      (.617)     --    (.617)   10.92   1.78     153,145    .73        5.86      20.30
19951  10.92     .31        .296      .606      (.316)     --    (.316)   11.21   5.62     165,398    .74*       5.68*      4.84
Class II Shares:**
19952  10.93     .191       .305      .496      (.186)     --    (.186)   11.24   4.56         348   1.25*       5.08*      4.84
Franklin Missouri Tax-Free Income Fund:
Class I Shares:
1991   10.64     .69        .154      .844      (.744)     --    (.744)   10.74   7.96      55,560    .72        6.42      40.08
1992   10.74     .65        .409     1.059      (.729)     --    (.729)   11.07  10.04     110,940    .71        6.21      16.40
Franklin Missouri Tax-Free Income Fund: (cont.)
Class I Shares: (cont.)
1993  $11.07    $.68       $.676    $1.356     $(.676)    $--   $(.676)  $11.75  12.40%   $164,122    .67%       6.03%     10.28%
1994   11.75     .66        .206      .866      (.676)     --    (.676)   11.94   7.29     228,149    .64        5.55      11.02
1995   11.94     .65       (.501)     .149      (.649)     --    (.649)   11.44   1.44     227,442    .70        5.75      19.84
19951  11.44     .33        .233      .563      (.323)     --    (.323)   11.68   4.97     237,077    .71*       5.65*      4.82
Class II Shares:**
19952  11.47     .20        .220      .420      (.190)     --    (.190)   11.70   3.68         491   1.22*       5.12*      4.82
Franklin North Carolina Tax-Free Income Fund:
Class I Shares:
1991   10.79     .70        .124      .824      (.742)  (.012)   (.754)   10.86   7.66      50,328    .74        6.37       7.99
1992   10.86     .64        .352      .992      (.732)     --    (.732)   11.12   9.28     106,960    .71        6.03       3.16
1993   11.12     .67        .754     1.424      (.664)     --    (.664)   11.88  12.97     156,517    .67        5.86       8.48
1994   11.88     .65        .054      .704      (.664)     --    (.664)   11.92   5.81     215,540    .63        5.44       3.86
1995   11.92     .65       (.550)     .100      (.650)     --    (.650)   11.37   1.06     216,263    .70        5.75      25.05
19951  11.37     .32        .209      .529      (.329)     --    (.329)   11.57   4.70     229,289    .71*       5.60*     13.75
Class II Shares:**
19952  11.41     .20        .194      .394      (.194)     --    (.194)   11.61   3.48         705   1.22*       5.06*     13.75
Franklin Texas Tax-Free Income Fund:
Class I Shares:
1991   10.74     .73        .104      .834      (.804)     --    (.804)   10.77   7.81      29,036    .40        6.46        .55
1992   10.77     .67        .370     1.040      (.780)     --    (.780)   11.03   9.84     123,722    .70        6.14       6.44
1993   11.03     .69        .661     1.351      (.691)     --    (.691)   11.69  12.41     139,389    .66        6.15      12.33
1994   11.69     .69        .032      .722      (.692)     --    (.692)   11.72   6.09     148,684    .65        5.85      20.18
1995   11.72     .68       (.487)     .193      (.663)     --    (.663)   11.25   1.80     130,684    .73        6.05       6.36
19951  11.25     .34        .221      .561      (.341)     --    (.341)   11.47   5.05     129,080    .75*       5.93*      9.93
Class II Shares:**
19952  11.27     .26        .192      .452      (.202)     --    (.202)   11.52   4.04           5   1.27*       4.87*      9.93
Franklin Virginia Tax-Free Income Fund:
Class I Shares:
1991   10.63     .69        .136      .826      (.756)     --    (.756)   10.70   7.82      82,662    .72        6.38       2.56
1992   10.70     .66        .362     1.022      (.742)     --    (.742)   10.98   9.71     152,615    .68        6.17       4.33
1993   10.98     .67        .704     1.374      (.664)     --    (.664)   11.69  12.67     211,171    .65        5.98       5.74
1994   11.69     .67        .136      .806      (.676)     --    (.676)   11.82   6.80     260,913    .62        5.65       6.86
1995   11.82     .66       (.499)     .161      (.651)     --    (.651)   11.33   1.56     255,965    .69        5.86      21.73
19951  11.33     .33        .229      .559      (.329)     --    (.329)   11.56   4.99     261,306    .70*       5.74*      8.55
Class II Shares:**
19952  11.35     .20        .254      .454      (.194)     --    (.194)   11.61   4.03         718   1.21*       5.19*      8.55


*Annualized

**Ratios have been calculated using the daily average net assets during the period.

1For the six months ended August 31, 1995.

2For the period May 1, 1995 to August 31, 1995.

+For the period September 10, 1991 (effective date of registration) to February 29, 1992.

++Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum initial sales charge or the deferred contingent sales charge, and assumes reinvestment of dividends and capital gains, if any, at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price.

+++During the periods indicated below, Franklin Advisers Inc., the investment manager, agreed in advance to waive a portion of the management fees and made payments of other expenses incurred by the Funds. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:

                                           Ratio of Expenses to
                                            Average Net Assets
                                              --------------
Franklin Alabama Tax-Free Income Fund:
 1991 ....................................       .72%
Franklin Georgia Tax-Free Income Fund:
 1991 ....................................       .74
Franklin Kentucky Tax-Free Income Fund:
 1992  ...................................       .82*
 1993 ....................................       .81
 1994 ....................................       .71
 1995 ....................................       .80
 19951 ...................................       .83*
                                           Ratio of Expenses to
                                            Average Net Assets
                                              --------------
Franklin Louisiana Tax-Free Income Fund:
 1991 ....................................       .72%
Franklin Maryland Tax-Free Income Fund:
 1991 ....................................       .73
Franklin Texas Tax-Free Income Fund:
 1991 ....................................       .75



Franklin Tax-Free Trust #2

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Quality Breakdown on 8/31/95
AAA                                                           58.6%
AA                                                            4.4%
A                                                             9.6%
BBB                                                           27.4%


GRAPHIC MATERIAL (2)

This bar chart shows the comparison between the fund's distribution rate of 5.39% and the taxable equivalent distribution rate of 9.39%, for the Class I shares.


GRAPHIC MATERIAL (3)

This bar chart shows the comparison between the fund's distribution rate of 4.94% and the taxable equivalent distribution rate of 8.61%, for the Class II shares.


GRAPHIC MATERIAL (4)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Quality Breakdown on 8/31/95
AAA                                                           49.5%
AA                                                            6.6%
A                                                             10.0%
BBB                                                           31.1%
Below Investment Grade                                         2.8%




GRAPHIC MATERIAL (5)

This bar chart shows the comparison between the fund's distribution rate of 5.67% and the taxable equivalent distribution rate of 9.39%, for the Class I shares.


GRAPHIC MATERIAL (6)

This bar chart shows the comparison between the fund's distribution rate of 5.22% and the taxable equivalent distribution rate of 8.64%, for the Class II shares.


GRAPHIC MATERIAL (7)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Quality Breakdown on 8/31/95
AAA                                                           65.5%
AA                                                            15.4%
A                                                             8.3%
BBB                                                           6.5%
BB                                                            4.3%


GRAPHIC MATERIAL (8)

This bar chart shows the comparison between the fund's distribution rate of 5.38% and the taxable equivalent distribution rate of 9.47%, for the Class I shares.


GRAPHIC MATERIAL (9)

This bar chart shows the comparison between the fund's distribution rate of 4.95% and the taxable equivalent distribution rate of 8.71%, for the Class II shares.










GRAPHIC MATERIAL (10)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Quality Breakdown on 8/31/95
AAA                                                           51.1%
AA                                                            17.5%
A                                                             18.1%
BBB                                                           10.1%
BB                                                            3.2%


GRAPHIC MATERIAL (11)

This bar chart shows the comparison between the fund's distribution rate of 5.43% and the taxable equivalent distribution rate of 9.56%.


GRAPHIC MATERIAL (12)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Quality Breakdown on 8/31/95
AAA                                                           46.1%
AA                                                            3.1%
A                                                             22.7%
BBB                                                           16.2%
BB                                                            11.9%


GRAPHIC MATERIAL (13)

This bar chart shows the comparison between the fund's distribution rate of 5.56% and the taxable equivalent distribution rate of 9.79%, for the Class I shares.

GRAPHIC MATERIAL (14)

This bar chart shows the comparison between the fund's distribution rate of 5.09% and the taxable equivalent distribution rate of 8.96%, for the Class II shares.


GRAPHIC MATERIAL (15)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Quality Breakdown on 8/31/95
AAA                                                           46.5%
AA                                                            18.8%
A                                                             25.9%
BBB                                                           8.8%


GRAPHIC MATERIAL (16)

This bar chart shows the comparison between the fund's distribution rate of 5.33% and the taxable equivalent distribution rate of 9.76%, for the Class I shares.


GRAPHIC MATERIAL (17)

This bar chart shows the comparison between the fund's distribution rate of 4.86% and the taxable equivalent distribution rate of 8.90%, for the Class II shares.


GRAPHIC MATERIAL (18)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Quality Breakdown on 8/31/95
AAA                                                           59.9%
AA                                                            12.7%
A                                                             12.5%
BBB                                                           14.9%


GRAPHIC MATERIAL (19)

This bar chart shows the comparison between the fund's distribution rate of 5.21% and the taxable equivalent distribution rate of 9.17%, for the Class I shares.



GRAPHIC MATERIAL (20)

This bar chart shows the comparison between the fund's distribution rate of 4.77% and the taxable equivalent distribution rate of 8.40%, for the Class II shares.


GRAPHIC MATERIAL (21)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Quality Breakdown on 8/31/95
AAA                                                           36.7%
AA                                                            19.4%
A                                                             35.6%
BBB                                                            7.5%
Below Investment Grade                                         0.8%


GRAPHIC MATERIAL (22)

This bar chart shows the comparison between the fund's distribution rate of 5.36% and the taxable equivalent distribution rate of 9.62%, for the Class I shares.


GRAPHIC MATERIAL (23)

This bar chart shows the comparison between the fund's distribution rate of 4.91% and the taxable equivalent distribution rate of 8.82%, for the Class II shares.


GRAPHIC MATERIAL (24)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Quality Breakdown on 8/31/95
AAA                                                           67.6%
AA                                                            10.6%
A                                                             7.5%
BBB                                                           12.6%
BB                                                            1.7%

GRAPHIC MATERIAL (25)

This bar chart shows the comparison between the fund's distribution rate of 5.61% and the taxable equivalent distribution rate of 9.29%, for the Class I shares.

GRAPHIC MATERIAL (26)

This bar chart shows the comparison between the fund's distribution rate of 5.15% and the taxable equivalent distribution rate of 8.53%, for the Class II shares.

GRAPHIC MATERIAL (27)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Quality Breakdown on 8/31/95
AAA                                                           38.6%
AA                                                            31.5%
A                                                             21.2%
BBB                                                           8.7%



GRAPHIC MATERIAL (28)

This bar chart shows the comparison between the fund's distribution rate of 5.37% and the taxable equivalent distribution rate of 9.44%, for the Class I shares.


GRAPHIC MATERIAL (29)

This bar chart shows the comparison between the fund's distribution rate of 4.91% and the taxable equivalent distribution rate of 8.63%, for the Class II shares.